As filed with the Securites and Exchange Commission on June 7, 2000
                       Registration No. 33-18255/811-5380

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                         [x]

                            Pre-Effective Amendment No.                  [ ]

                         Post-Effective Amendment No. 40
                                                                         [x]
                                    and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                         [x]
                               Amendment No. 41
                                                                         [x]
                       (Check appropriate box or boxes.)

                               FIRSTAR FUNDS, INC.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                            615 East Michigan Street
                           Milwaukee, WI  53201-3011
              (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, including Area Code (414) 287-3909 with a copy of communications to:

                           W. Bruce McConnel, Esquire
                           Drinker Biddle & Reath LLP
                                One Logan Square
                            18th and Cherry Streets
                          Philadelphia, PA  19103-6996

                        Copies of all communications to:

                             Suzanne E. Riley, Esq.
                       Firstar Mutual Fund Services, LLC
                      615 East Michigan Street, 2nd Floor
                              Milwaukee, WI  53202

It is proposed that this filing will become effective (check appropriate box)

      [ ]  immediately upon filing pursuant to paragraph (b)

      [ ]  on            pursuant to paragraph (b)

      [ ]  60 days after filing pursuant to paragraph (a)(1)

      [ ]  on            pursuant to paragraph (a)(1)
      [ ]
      [x]  75 days after filing pursuant to paragraph (a)(2)
      [ ]
      [ ]  on            pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

      Title of Securities Being Registered:  Shares of Beneficial Interest

PROSPECTUS
          , 2000
----------





U.S. GOVERNMENT INCOME FUND
AGGREGATE BOND FUND
NATIONAL MUNICIPAL BOND FUND


















As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these funds or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.



                                                                   FIRSTAR FUNDS

                                FIRSTAR FUNDS/R
                                              , 2000
                                 -------------



                               TABLE OF CONTENTS
                                                                            Page
U.S. GOVERNMENT INCOME FUND...................................................3

AGGREGATE BOND FUND...........................................................4

NATIONAL MUNICIPAL BOND FUND..................................................4

TYPES OF INVESTMENT RISK......................................................4

INVESTING WITH FIRSTAR FUNDS.................................................17
 Share Classes Available ....................................................17
 Sales Charges and Waivers ..................................................19
 Purchasing Shares ...........................................................9
 Redeeming Shares ............................................................3
 Exchanging Shares ...........................................................7
 Additional Shareholder Services .............................................9

ADDITIONAL INFORMATION.......................................................10
 Dividends, Capital Gains Distributions and Taxes ...........................11
 Management of the Funds ....................................................14
 Net Asset Value and Days of Operation ......................................17

APPENDIX.....................................................................18
 Financial Highlights .......................................................19

FOR MORE INFORMATION.........................................................52

--------------
Learn about
each Fund's
Objective,
Principal
Investment
Strategies,
Principal Risks,
Performance and
Expenses.
---------------


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF FIRSTAR BANK, N.A. AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.


U.S. GOVERNMENT INCOME FUND

OBJECTIVES
The investment objective of the U.S. Government Income Fund is to provide current income. The Fund's second objective is to achieve capital appreciation.

--------------------------------------------------------------------------------
INVESTMENT STRATEGY EXAMPLE: The Adviser may sell 2-year and buy 10-year maturity notes. If interest rates fall, prices for the 10-year note will rise more than the 2-year note. Thus, capital gains are enhanced as well as the Fund's total return.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGIES
To achieve its objectives, the Fund invests at least 65% of the value of its total assets in securities issued or guaranteed as to payment of principal and interest by the U.S. government, its agencies or instrumentalities which produce income. The Fund attempts to achieve its secondary objective by increasing or decreasing the portfolio's average maturity depending on forecasted interest rates. By varying portfolio maturity lengths in relation to the interest rate forecasts, the Adviser seeks to improve the Fund's total return. See the investment strategy example to the right.

U.S. GOVERNMENT OBLIGATIONS
The government securities in which the Fund invests include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities.  These securities are backed by:
     - the full faith and credit of the U.S. Treasury
     - the issuer's right to borrow from the U.S. Treasury
     - the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
     - the credit of the agency or instrumentality issuing the obligation.

The Fund also considers collateralized mortgage obligations issued by U.S. government agencies or instrumentalities to be U.S. government securities.

Up to 35% of the value of the Fund's assets may be invested in:
     - time and savings deposits             - asset-backed securities
     - mortgage-backed securities            - commercial paper
     - investment grade corporate            - debt securities of foreign
       debt obligations                        issues


DOMESTIC DEBT SECURITIES
A small percentage of the Fund's assets may be invested in short to long-term, investment grade domestic issues of corporate debt obligations. The corporate debt obligations may have floating or fixed interest rates. At the time the Fund purchases the obligation, the securities will be rated in one of the four highest categories by a nationally recognized statistical rating organization (i.e., S&P or Fitch).

U.S. MONEY MARKET INSTRUMENTS
The Fund may invest in U.S. money market instruments (including commercial paper). The instruments must mature within 270 days and must be rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's or F-1 or F-2 by Fitch. Other types of money market instrument in which the Fund may invest are time and savings deposits (including certificates of deposit) in commercial or savings banks.
The banks must be insured by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are administered by the FDIC. Foreign branches of FDIC insured banks and banker's acceptances might issue the deposits.

FOREIGN DEBT SECURITIES
The Fund may invest in debt securities of foreign governments, agencies or supranational institutions. The Fund will invest in investment quality debt securities issued by foreign corporations. The securities will be rated in one of the four highest rating categories by a nationally recognized statistical rating organization. If the securities are unrated, the Adviser must deem them to be of similar quality to the rated securities before the Fund may invest in them.

MORTGAGE AND ASSET-BACKED SECURITIES
A portion of the Fund's assets may be invested in mortgage-backed securities including adjustable rate mortgage securities, collateralized mortgage obligations and asset-backed securities.

The Fund may engage in frequent trading of securities. The expected maximum portfolio turnover rate for the Fund for the current fiscal year is expected to be in excess of 100%.

When selling securities, the Adviser considers three factors: (1) Have the objectives of the Fund been met? (2) Has the attractiveness of the securities deteriorated (e.g. the security's interest rate is not as favorable as other securities' interest rates)? (3) Has the Adviser's outlook changed (e.g. the company's market sector experienced negative changes)?

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. Maturity risk is the risk that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign debt securities are subject to foreign risks. Foreign debt securities involve special risks not typically associated with U.S. securities. The foreign debt securities held by the Fund may underperform other types of securities, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. stocks.

LIQUIDITY RISKS
Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Adviser would like to sell. The Adviser may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

FUTURES AND OPTIONS ON FUTURES RISKS
The Fund may use futures and options on futures for hedging purposes only. The hedging strategy may not be successful if the Adviser is unable to accurately predict movements in the prices of individual securities held by the Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures may produce a loss for the Fund, even when used only for hedging purposes, and you could lose money because of the Fund's use of options.

A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by the Fund and its shareholders.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Class A, Class B, Class Y and Institutional. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." Firstar Funds, Inc. ("Firstar") has entered into an Agreement and Plan of Reorganization with Firstar Stellar Funds which provides that Firstar will acquire substantially all of the assets and liabilities of each of the portfolios of Firstar Stellar Funds, including the Stellar U.S. Government Income Fund (the "Stellar Fund"). If this reorganization is approved by the shareholders of the Stellar Fund, then the Stellar Fund will be reorganized into the Fund. The Fund has an investment objective and policies that are substantially the same as those of the Stellar Fund, and will continue the investment operations of the Stellar Fund following the reorganization. The Stellar Fund, which is sometimes referred to as the Continuing Fund, currently offers two classes of shares, A Shares and B Shares, which are similar to the Fund's Class A Shares and Class B Shares, respectively. The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Stellar Fund's A Shares from year to year; and (b) how the average annual returns of the Stellar Fund's A and B Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. As of the date of this Prospectus, the Fund has not offered Class Y or Institutional Shares. Because those Shares have less than one year's performance, no average annual returns are shown for them. The average annual returns for B Shares would be lower than those shown to reflect the current 12b-1 fee of 0.75%.

    YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (A SHARES)

(BAR CHART)

1990       -
1991       -
1992       -
1993       -
1994  -3.27%
1995  15.74%
1996   1.73%
1997   9.00%
1998   7.97%
1999  -3.16%


                         U.S. GOVERNMENT
                           INCOME FUND

BEST QUARTER:               Q 2  '95     4.87%

WORST QUARTER:              Q 1  '96    -2.84%


                                    AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99 (A AND B SHARES)
                          --------------------------------------------------------------------------------
                                                1 Year        5 Years     10 Years        Since inception
                                                                                         (inception date)
U.S. GOVERNMENT INCOME FUND
     A Shares                                  -6.57%          5.29%            --             4.44%
                                                                                         (January 5, 1993)
LEHMAN BROTHERS
     GOVERNMENT/CORPORATE
     TOTAL INDEX                               -2.15%          7.61%            --             6.43%
                                                                                         (January 5, 1993)
LIPPER U.S. GOVERNMENT FUND
     AVERAGE                                   -3.02%          6.51%            --             4.94%
                                                                                         (January 5, 1993)

     B Shares                                  -7.77%             --            --             -0.18%
                                                                                          (April 27, 1998)
LEHMAN BROTHERS
  GOVERNMENT/CORPORATE TOTAL
     INDEX                                     -2.15%          7.61%                           2.96%
                                                                                          (April 27, 1998)
LIPPER U.S. GOVERNMENT FUND
     AVERAGE                                   -3.02%           6.51                           1.88%
                                                                                          (April 27, 1998)


The Lehman Brothers Government/Corporate Total Index is a widely-recognized unmanaged index of bonds which have maturities of at least one year and are rated investment grade or higher by Moody's, S&P or Fitch, in that order. The Lipper U.S. Government Fund Average shows the performance of a category of mutual funds with similar goals to those of the Fund. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the U.S. Government Income Fund.

     SHAREHOLDER FEES     CLASS A      CLASS B    CLASS Y     INSTITUTIONAL
     (fees paid directly
     from your investment)
     ---------------------

     Maximum Sales Charge   4.00%       None        None            None
     (Load) Imposed on
     Purchases (as a
     percentage of
     offering price)

     Maximum Deferred        None  5.00%<F1>        None            None
     Sales Charge
     (Load) (as a
     percentage of
     offering price)

     Maximum Sales           None       None        None            None
     Charge (Load)
     Imposed on
     Reinvested
     Dividends

     Redemption Fees     None<F2>   None<F2>    None<F2>        None<F2>
     Exchange Fees           None       None        None            None



     ANNUAL FUND
     OPERATING EXPENSES   CLASS A      CLASS B    CLASS Y     INSTITUTIONAL
     (expenses that are   --------    --------    -------     -------------
     deducted from
     Fund assets)
     ------------

     Management Fees<F3>    0.60%      0.60%       0.60%           0.60%
     Distribution
     and Service
     (12b-1) Fees<F4>       0.00%      0.75%       0.00%           0.00%
     Other Expenses<F5>     0.48%      0.48%       0.48%           0.23%
     Total Annual Fund
     Operating Expenses<F6> 1.08%      1.83%       1.08%           0.83%
--------------------------------------------------------------------------------

<F1> A contingent deferred sales charge is imposed on Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Class B Shares convert to Class A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Class A and Class B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3>  The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees of the Fund are 0.50% of the Fund's average daily net assets. This waiver is expected to remain in effect for the current fiscal year. However, it is voluntary and can be modified or terminated at any time without the Fund's consent.
<F4> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Class A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Class A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Class B Shares for the current fiscal year.
<F5> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Class A, Class B and Class Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class Y Shares. "Other Expenses" for the Class Y and Institutional Shares are based on estimated amounts because these classes are new.
<F6> As a result of the fee waivers set forth in note 3, the Total Annual Fund
     Operating Expenses of the Class A, Class B, Class Y and Institutional Shares of the Fund are estimated to be 0.98%, 1.73%, 0.98% and 0.73%, respectively, for the current fiscal year. Although the fee waivers are expected to remain in effect for the current fiscal year, these waivers are voluntary and may be terminated at any time at the option of the Adviser.


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year     3 Years    5 Years      10 Years
                                   ------     -------    -------      --------
     U.S. Government
     Income Fund - Class A Shares    $506        $730         $972      $1,664
     U.S. Government
     Income Fund - Class B Shares
       Assuming complete
       redemption at end of period    686         876        1,190       1,771
       Assuming no redemption         186         576          990       1,771
     U.S. Government
     Income Fund - Class Y Shares     110         343          595       1,317
     U.S. Government
     Income Fund - Institutional       85         265          460       1,025

Class B Shares convert to Class A Shares six years after purchase; therefore, Class A Shares expenses are used in the hypothetical example after year six.

AGGREGATE BOND FUND

OBJECTIVE
The investment objective of the Aggregate Bond Fund is to seek the highest level of current income consistent with conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests substantially all of its assets in a broad range of debt obligations, including corporate obligations and U.S. Government obligations. Corporate obligations may include bonds, notes and debentures. U.S. Government obligations may include U.S. Treasury obligations and obligations of certain U.S. Government agencies. The Portfolio also invests in mortgage-backed securities, including Ginnie Maes, Fannie Maes and Freddie Macs. Although the Portfolio invests primarily in the debt obligations of U.S. issuers, it may from time to time invest up to 10% of its total assets in U.S. dollar-denominated debt obligations of foreign corporations and governments.

The Fund may only purchase investment grade debt obligations, which are those rated in one of the four highest rating categories by one or more national rating agencies, such as S&P's or Moody's. Under normal market conditions, however, the Fund intends to invest at least 65% of its total assets in debt obligations rated in one of the three highest rating categories. Unrated debt obligations will be purchased only if they are determined by the Adviser to be at least comparable in quality at the time of purchase to eligible rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

In making investment decisions, the Adviser considers a number of factors including credit quality, the price of the security relative to that of other securities in its sector, current yield, maturity, yield to maturity, anticipated changes in interest rates and other economic factors, liquidity, and the overall quality of the investment.

The remaining maturity (i.e., length of time until an obligation must be repaid) of the obligations held by the Fund will vary from less than one year to 30 years. The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. Fixed income securities in which the Fund invests are subject to credit risk, interest rate risk and maturity risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities. Maturity risk is the risk that, generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

Certain securities in which the Fund invests pose additional risks. The Additional Statement describes risks of collateralized mortgage obligations and mortgage- and asset-backed securities, which are subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and a Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

The Fund's investments in foreign debt securities are subject to foreign risks. Foreign debt securities involve special risks not typically associated with U.S. securities. The foreign debt securities held by the Fund may underperform other types of securities, and they may not increase or may decline in value. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. stocks.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Class A, Class B, Class Y and Institutional. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." Firstar has entered into an Agreement and Plan of Reorganization with Mercantile Mutual Funds, Inc. ("Mercantile Funds") which provides that Firstar will acquire substantially all of the assets and liabilities of each of the portfolios of Mercantile Funds, including the Mercantile Government & Corporate Bond Fund (the "Mercantile Fund"). If this reorganization is approved by the shareholders of the Mercantile Fund, then the Mercantile Fund will be reorganized into the Fund. The Fund has an investment objective and policies that are substantially the same as those of the Mercantile Fund, and will continue the investment operations of the Mercantile Fund following the reorganization. The Mercantile Fund, which is sometimes referred to as the Continuing Fund, currently offers four classes of shares, Investor A, Investor B, Institutional and Trust Shares, which are similar to the Fund's Class A, Class B, Class Y and Institutional Shares, respectively. The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Mercantile Fund's Investor A Shares from year to year; and (b) how the average annual returns of the Mercantile Fund's Investor A, Investor B, Institutional and Trust Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

    YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (INVESTOR A SHARES)

(BAR CHART)

1990   6.46%
1991  15.23%
1992   5.78%
1993   9.07%
1994  -2.92%
1995  16.73%
1996   1.83%
1997   8.03%
1998   8.68%
1999  -2.01%


                       AGGREGATE BOND FUND

BEST QUARTER:               Q 2  '95     5.60%

WORST QUARTER:              Q 1  '96    -2.79%

                                             AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
                                     (INVESTOR  A, INVESTOR B, INSTITUTIONAL AND TRUST SHARES)
                          --------------------------------------------------------------------------------
                                                1 Year        5 Years     10 Years        Since inception
                                                                                         (inception date)
     AGGREGATE BOND FUND
          Investor A Shares                    -5.92%          5.61%         6.08%             6.47%
                                                                                          (June 15, 1988)

     LEHMAN BROTHERS AGGREGATE
          BOND INDEX                           -0.82%          7.73%         7.70%             8.34%
                                                                                           (May 31, 1988)

          Investor B Shares                    -7.28%             --            --             5.05%
                                                                                        (March 7, 1995)<F1>

     LEHMAN BROTHERS AGGREGATE
          BOND INDEX                           -0.82%             --            --             7.04%
                                                                                        (February 28, 1995)

          Institutional Shares                 -2.06%          6.47%            --             4.86%
                                                                                         (January 3, 1994)

     LEHMAN BROTHERS AGGREGATE
          BOND INDEX                           -0.82%          7.73%            --             5.88%
                                                                                        (December 31, 1993)

          Trust Shares                         -1.77%          6.78%            --             6.72%
                                                                                         (February 1, 1991)
     LEHMAN BROTHERS AGGREGATE
          BOND INDEX                           -0.82%          7.73%            --             7.48%
                                                                                         (January 31, 1991)

<F1> Date of initial public investment.

The Lehman Brothers Aggregate Bond Index is a widely-recognized unmanaged index made up of Lehman Brothers' Government/Corporate Bond Index, its Mortgage Back Securities Index and its Asset Backed Securities Index. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
-----------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Aggregate Bond Fund.

     SHAREHOLDER FEES     CLASS A      CLASS B    CLASS Y     INSTITUTIONAL
     (fees paid directly
     from your investment)
     ---------------------

     Maximum Sales          4.00%       None        None            None
     Charge (Load)
     Imposed on
     Purchases
     (as a percentage
     of offering price)

     Maximum Deferred        None  5.00%<F1>        None            None
     Sales Charge (Load)
     (as a percentage
     of offering price)

     Maximum Sales Charge    None       None        None            None
     (Load) Imposed on
     Reinvested Dividends
     Redemption Fees     None<F2>   None<F2>    None<F2>        None<F2>

     Exchange Fees           None       None        None            None


     ANNUAL FUND
     OPERATING EXPENSES   CLASS A      CLASS B    CLASS Y     INSTITUTIONAL
     (expenses that are   --------    --------    -------     -------------
     deducted from
     Fund assets)
     ------------

     Management Fees<F3>    0.50%      0.50%       0.50%           0.50%
     Distribution and
     Service (12b-1)
     Fees<F4>               0.00%      0.75%       0.00%           0.00%
     Other Expenses<F5>     0.48%      0.48%       0.48%           0.23%
     Total Annual Fund
     Operating Expenses<F6> 0.98%      1.73%       0.98%           0.73%
     -----------------------------------------------------------------------

<F1> A contingent deferred sales charge is imposed on Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Class B Shares convert to Class A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Class A and Class B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The Adviser has voluntarily agreed that a portion of its management fee will not be imposed on the Fund during the current fiscal year. As a result of the fee waiver, current management fees of the Fund are 0.45% of the Fund's average daily net assets. These waivers are expected to remain in effect for the current fiscal year. However, they are voluntary and can be modified or terminated at any time without the Fund's consent.
<F4> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Class A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Class A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Class B Shares for the current fiscal year.
<F5> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Class A, Class B and Class Y Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class Y Shares.
<F6> As a result of the fee waivers set forth in note 3, the Total Annual Fund
     Operating Expenses of the Class A, Class B, Class Y and Institutional Shares of the Fund are estimated to be 0.93%, 1.68%, 0.93% and 0.68%, respectively, for the current fiscal year. Although the fee waivers are expected to remain in effect for the current fiscal year, these waivers are voluntary and may be terminated at any time at the option of the Adviser.


EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year     3 Years    5 Years    10 Years
                                   ------     -------    -------    --------
     Aggregate Bond Fund -
     Class A Shares                 $496       $700         $920      $1,553
     Aggregate Bond Fund -
     Class B Shares

       Assuming complete
       redemption at
       end of period                676         845        1,139       1,660
       Assuming no redemption       176         545          939       1,660
     Aggregate Bond Fund
     Class Y Shares                 100         312          542       1,201
     Aggregate Bond
     Fund Institutional              75         233          406         906

Class B Shares convert to Class A Shares six years after purchase; therefore, Class A Shares expenses are used in the hypothetical example after year six.



NATIONAL MUNICIPAL BOND FUND

OBJECTIVE
The investment objective of the National Municipal Bond Fund is to seek as high a level of current income exempt from regular federal income tax as is consistent with conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES
The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal income tax. Municipal securities purchased by the Portfolio may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above. Under normal market conditions, the Fund's investments in private activity bonds and taxable obligations will not exceed 20% of its total assets.

In selecting municipal securities for the Fund, the Adviser favors those sectors of the municipal market that offer the most favorable returns. The Adviser emphasizes municipal securities that offer both a high credit quality rating and a high degree of liquidity. The Adviser also attempts to maintain a broad geographic diversification for the Fund, with emphasis on no particular state.

The Fund will invest only in investment grade municipal securities. These are securities which have one of the four highest ratings assigned by a national rating agency, such as S&P's or Moody's or are unrated securities determined by the Adviser to be of comparable quality. Short-term municipal securities purchased by the Fund, such as municipal notes and tax-exempt commercial paper, will have one of the two highest ratings assigned by a national rating agency or will be unrated securities that the Adviser has determined to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund does not have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates. The Fund's average weighted maturity generally will be 10 years or less.

PRINCIPAL RISKS
The following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Fund are also described under that heading.

The rate of income on Fund shares will vary from day to day so that dividends on your investment will vary. The Fund is subject to credit risk, interest rate risk and tax risk. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Tax risk is the risk that the Fund may be more adversely impacted by changes in tax rates and policies than other funds. Obligations rated in the lowest of the top four rating categories are considered to have speculative characteristics and are subject to greater credit and interest rate risk than higher rated securities.

The Fund is also subject to extension risk and prepayment risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under such circumstances, the value of the obligation will decrease and the Fund will also suffer from the inability to invest in higher yielding securities. Prepayment risk is the risk that an issuer will exercise its rights to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates.
These events may make the Fund unable to recoup its initial investment and may result in reduced yields.

The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal securities are payable only from limited revenue sources or by private entities.

An investment in the Fund is not a deposit of Firstar Bank, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves risk, including the risk of losing money.

BAR CHART AND PERFORMANCE TABLE
The Fund offers four types of shares, as described under "Investing with Firstar Funds" - Class A, Class B, Class Y and Institutional. These types of shares bear differing levels of expenses, as described under "Investing with Firstar Funds." Firstar has entered into an Agreement and Plan of Reorganization with Mercantile Funds which provides that Firstar will acquire substantially all of the assets and liabilities of each of the portfolios of Mercantile Funds, including the Mercantile National Municipal Bond Fund (the "Mercantile Fund"). If this reorganization is approved by the shareholders of the Mercantile Fund, then the Mercantile Fund will be reorganized into the Fund. The Fund has an investment objective and policies that are substantially the same as those of the Mercantile Fund, and will continue the investment operations of the Mercantile Fund following the reorganization. The Mercantile Fund, which is sometimes referred to as the Continuing Fund, currently offers three classes of shares, Investor A, Investor B and Trust Shares, which are similar to the Fund's Class A, Class B and Institutional Shares, respectively. The following bar chart and table provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Mercantile Fund's Investor A Shares from year to year; and (b) how the average annual returns of the Mercantile Fund's Investor A, Investor B and Trust Shares compare to those of a broad-based securities market index. The bar chart and performance table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. As of the date of this Prospectus, the Fund has not offered Class Y Shares.

(BAR CHART)

    YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%) (INVESTOR A SHARES)

1990
1991
1992
1993
1994
1995
1996
1997   9.94
1998   5.94
1999  -4.33

                             NATIONAL
                             MUNICIPAL
                             BOND FUND

BEST QUARTER:               Q 3 '97      3.72%

WORST QUARTER:              Q 2 '99     -2.76%

                                             AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
                                             (INVESTOR A, INVESTOR B AND TRUST SHARES)
                          --------------------------------------------------------------------------------
                                                1 Year        5 Years     10 Years        Since inception
                                                                                         (inception date)
     NATIONAL MUNICIPAL BOND FUND
     Investor A Shares                         -8.12%             --            --             2.31%
                                                                                        (November 18, 1996)

     Investor B Shares                         -9.95%             --            --             1.94%
                                                                                        (November 18, 1996)

     Trust Shares                              -4.41%            ---           ---             3.81%
                                                                                        (November 18, 1996)

     LEHMAN BROTHERS MUNICIPAL
     BOND INDEX-10 YEAR                        -1.25%            ---           ---             4.53%
                                                                                        (November 30, 1996)


The Lehman Brothers Municipal Bond Index-10 Year is a widely-recognized unmanaged index that tracks the performance of municipal bonds with remaining maturities of 10 years or less. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in an Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the National Municipal Bond Fund.

     SHAREHOLDER FEES     CLASS A      CLASS B    CLASS Y     INSTITUTIONAL
     (fees paid directly
     from your investment)
     ---------------------

     Maximum Sales          4.00%       None        None            None
     Charge (Load)
     Imposed on
     Purchases
     (as a percentage
     of offering price)

     Maximum Deferred        None  5.00%<F1>        None            None
     Sales Charge (Load)
     (as a percentage
     of offering price)

     Maximum Sales Charge    None       None        None            None
     (Load) Imposed on
     Reinvested Dividends

     Redemption Fees     None<F2>   None<F2>    None<F2>        None<F2>
     Exchange Fees           None       None        None            None


     ANNUAL FUND
     OPERATING EXPENSES   CLASS A      CLASS B    CLASS Y     INSTITUTIONAL
     (expenses that are   --------    --------    -------     -------------
     deducted from
     Fund assets)
     ------------

     Management Fees        0.55%      0.55%       0.55%           0.55%
     Distribution and
     Service (12b-1)
     Fees<F3>               0.00%      0.75%       0.00%           0.00%
     Other Expenses<F4>     0.46%      0.46%       0.46%           0.21%
     Total Annual Fund
     Operating Expenses     1.01%      1.76%       1.01%           0.76%
--------------------------------------------------------------------------------
<F1> A contingent deferred sales charge is imposed on Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, declining to 1% in the sixth year. Thereafter Class B Shares convert to Class A Shares, which do not bear a contingent deferred sales charge.
<F2> A fee of $12.00 is charged for each wire redemption (Class A and Class B
     Shares) and $15.00 for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.
<F3> The total of all 12b-1 fees and shareholder servicing fees may not exceed, in the aggregate, the annual rate of 0.25% of the Fund's average daily net assets for the Class A Shares. The Fund does not intend to pay 12b-1 fees with respect to the Class A Shares for the current fiscal year. The Fund does not intend to pay more than 0.75% in 12b-1 fees with respect to the Class B Shares for the current fiscal year.
<F4> "Other Expenses" includes (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Fund not listed above and (2) for the Class A and Class B Shares, the payment of a shareholder servicing fee to institutions (described below under the heading "Investing with Firstar Funds - Shareholder Organizations") equal to 0.25% of the average daily net assets of the Fund's Class A Shares and Class B Shares.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year     3 Years    5 Years    10 Years
                                   ------     -------    -------    --------
     National Municipal
     Bond Fund - Class A Shares     $499        $709         $936      $1,587
     National Municipal
     Bond Fund - Class B Shares
       Assuming complete
       redemption at end of period   679         854        1,154       1,693
       Assuming no redemption        179         554          954       1,693
     National Municipal
     Bond Fund -  Class Y Shares     103         322          558       1,236
     National Municipal
     Bond Fund - Institutional
     Shares                           78         243          422         942

Class B Shares convert to Class A Shares six years after purchase; therefore, Class A Shares expenses are used in the hypothetical example after year six.



TYPES OF INVESTMENT RISK

The principal risks of investing in each Fund are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Funds. Risks associated with particular types of investments each Fund makes are described in this section and in the Additional Statement referred to on the back page.

GENERAL RISKS OF INVESTING IN EACH OF THE FUNDS

--------------------------------------------------------------------------------
Complete Investment Program - All Funds
--------------------------------------------------------------------------------
An investment in a single Fund, by itself, does not constitute a complete investment plan.

--------------------------------------------------------------------------------
Credit Risk - All Funds
--------------------------------------------------------------------------------
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk"-- the risk that the other party to a transaction will not fulfill its contractual obligation.

Securities rated below investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as "junk bonds." To the extent a Fund purchases or holds convertible or other securities that are below investment grade, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities.

--------------------------------------------------------------------------------
Derivatives Risk - All Funds
--------------------------------------------------------------------------------
The Funds may invest in certain derivative investments. The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from a Fund's investments in structured securities and other derivative instruments which may be leveraged.
A Fund may use derivatives to: increase yield; hedge against a decline in principal value; invest with greater efficiency and lower cost than is possible through direct investment; adjust the Fund's duration; or provide daily liquidity.

Hedging is the use of one investment to offset the effects of another investment. To the extent that a derivative is used as a hedge against an opposite position that the Fund also holds, a loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedging also involves correlation risk - the risk that changes in the value of a hedging instrument may not match those of the asset being hedged.

Investment by the Taxable Bond Funds in collateralized mortgage obligations and mortgage- and asset-backed securities are subject to derivatives risk.

To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

--------------------------------------------------------------------------------
Interest Rate Risk - All Funds
--------------------------------------------------------------------------------
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

--------------------------------------------------------------------------------
Liquidity Risk - All Funds
--------------------------------------------------------------------------------
Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. A Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and certain unlisted over-the-counter options and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.
--------------------------------------------------------------------------------
Management Risk - All Funds
--------------------------------------------------------------------------------
A strategy which the Adviser uses may fail to produce the intended results. The particular securities and types of securities a Fund holds may underperform other securities and types of securities. There can be no assurance a Fund will achieve its investment objective. The Adviser may not change certain investment practices of the Fund without shareholder vote. These policies of each Fund, which may not be changed without a shareholder vote, are described in the Additional Statement.

--------------------------------------------------------------------------------
Market Risk - All Funds
--------------------------------------------------------------------------------
The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. Each Fund's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Fund, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

--------------------------------------------------------------------------------
Nonprincipal Strategy Risks - All Funds
--------------------------------------------------------------------------------
This Prospectus describes each Fund's principal investment strategies, and the types of securities in which each Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risks involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.
--------------------------------------------------------------------------------
Portfolio Turnover Risk - All Funds
--------------------------------------------------------------------------------
The Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. The expected maximum portfolio turnover rate for the U.S. Government Income Fund for the current fiscal year is expected to be in excess of 100%. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by a Fund and its shareholders. It may also result in higher short-term capital gains taxable to shareholders. See "Financial Highlights" for the Funds' historical portfolio turnover rates.

--------------------------------------------------------------------------------
Prepayment Risk - All Funds
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates.
These events may make a Fund unable to recoup its initial investment and may result in reduced yields.

--------------------------------------------------------------------------------
Valuation Risk - All Funds
--------------------------------------------------------------------------------
This is a risk that a Fund has valued certain securities at a higher or lower price than the Fund can sell them.

ADDITIONAL RISKS WHICH APPLY TO INVESTMENT IN CERTAIN OF THE FUNDS

--------------------------------------------------------------------------------
Extension Risk - All Funds
--------------------------------------------------------------------------------
This is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a municipal security, mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

--------------------------------------------------------------------------------
Foreign Risks - Taxable Bond Funds
--------------------------------------------------------------------------------
When a Fund invests in foreign securities, it will be subject to special risks not typically associated with domestic issuers resulting from less government regulation, less public information and less economic, political and social stability. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their debt. A Fund which invests in foreign securities will also be subject to the diplomatic risk that an adverse change in the diplomatic relations between the U.S. and another country might reduce the value or liquidity of investments. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

Investment in foreign securities also involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments.

Each of the Funds may invest in foreign currency denominated securities. A Fund which invests in foreign currency denominated securities will also be subject to the risk of negative foreign currency rate fluctuations. A change in the exchange rate between U.S. dollars and foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

--------------------------------------------------------------------------------
European Currency Unification - Taxable Bond Funds
--------------------------------------------------------------------------------
Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which a Fund invests and may result in a Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of a Fund's net asset value per share.

--------------------------------------------------------------------------------
Tax Risk - National Municipal Bond Fund
--------------------------------------------------------------------------------
This Fund may be more adversely impacted by changes in tax rates and policies than the other Funds. Because interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which could in turn affect the Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Fund and the Adviser rely on these opinions and will not review the basis for them.

Temporary Investment Risk - Aggregate Bond Fund and National Municipal Bond Fund Each Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments. This may occur for example, when a Fund is attempting to respond to adverse market, economic, political or other conditions. When a Fund's assets are invested in these instruments, the Fund may not achieve its investment objective.

--------------------------------------------------------------------------------
Securities Lending - Taxable Bond Funds
--------------------------------------------------------------------------------
To obtain interest income, the Fund may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis. Therefore, the Fund may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.


ADDITIONAL RISKS WHICH APPLY TO PARTICULAR TYPES OF SECURITIES

--------------------------------------------------------------------------------
Government Obligations - Taxable Bond Funds
--------------------------------------------------------------------------------
In addition to U.S. Treasury obligations, the Funds may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

Mortgage-Backed and Asset-Backed Securities - Taxable Bond Funds
Each of these Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). In addition to credit and market risk, mortgage- and asset-backed securities involve prepayment risk because the underlying assets (loans) may be prepaid at any time. The value of these securities may also change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing the credit support, or the counterparty. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline. However, when interest rates decline the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. The relative payment rights of certain types of mortgage-backed securities may make them subject to greater volatility and interest rate risk than other types of mortgage-backed securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws.
Automobile receivables are subject to the risk that the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing the receivables. In times of financial stress, the secondary market for asset-backed securities may not be as liquid as the market for other types of securities which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

--------------------------------------------------------------------------------
Municipal Securities - National Municipal Bond Fund
--------------------------------------------------------------------------------
The Fund may purchase municipal securities including general obligation securities, revenue securities and private activity bonds. The ability of the Fund to achieve its investment objective is dependent upon the ability of issuers of municipal securities to meet their continuing obligations for the payment of principal and interest. Although the Fund may invest 25% or more of its net assets in (i) municipal securities whose issuers are in the same state,
(ii) municipal securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, the Fund does not presently intend to do so unless in the opinion of the Adviser the investment is warranted. To the extent that the Fund's assets are invested in municipal securities the issuers of which are in the same state or that are payable from the revenues of similar projects or in private activity bonds, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

--------------------------------------------------------------------------------
Borrowings, Reverse Repurchase Agreements - All Funds
--------------------------------------------------------------------------------
Each Fund may borrow money to the extent allowed (as described in the Additional Statement) and each Fund other than the National Municipal Bond Fund may enter into reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund declines in value while these transactions are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value of the securities.
In addition, reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

--------------------------------------------------------------------------------
Options - Taxable Bond Funds
--------------------------------------------------------------------------------
The Taxable Bond Funds may invest in options. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a "call") or sell (a "put") an asset in the future at an agreed upon price prior to the expiration date of the option. Options can be used to manage exposure to certain markets, enhance income or hedge against a decline in value of portfolio securities. Options may relate to particular securities or various stock or bond indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amount paid as premiums to the writer of the option.

The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets.

The U.S. Government Income Fund and the Aggregate Bond Fund may purchase put and call options in an amount not to exceed 5% and 10% of their respective net assets.

The Funds will engage in unlisted over-the-counter options only with broker-
dealers deemed creditworthy by the Adviser.   Closing transactions in certain
options are usually effected directly with the same broker-dealer that effected the original option transaction. A Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

In addition, each Fund may write call options on securities and on various stock or bond indices. Each Fund may write a call option only if the option is covered. A Fund may cover a call option by owning the security underlying the option or through other means which would allow for immediate satisfaction of its obligation. Such options will be listed on a national securities exchange. The aggregate value of the Fund's assets subject to covered options written by the U.S. Government Income Fund and the Aggregate Bond Fund will not exceed 5% and 25%, respectively, of the value of each Fund's net assets. In order to close out an option position, a Fund may enter into a "closing purchase transaction" (the purchase of a call option on a security or an index with the same exercise price and expiration date as the call option which it previously wrote on the same security or index).

The U.S. Government Income Fund may also write covered put options. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

Risks associated with the use of options on securities include (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. The Additional Statement includes additional information relating to option trading practices and related risks.

--------------------------------------------------------------------------------
Futures Contracts and Related Options - Taxable Bond Funds
--------------------------------------------------------------------------------
The Taxable Bond Funds may invest in future contracts and related options. A futures contract is a type of derivative instrument that obligates the holder to buy or sell an asset in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract it becomes obligated to purchase or sell a futures contract if the option is exercised.

Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund's securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which are potentially unlimited; and the possible inability of the investment management team to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors.

The Aggregate Bond Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. Pursuant to SEC requirements, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The Company intends to comply with the regulations of the CFTC exempting the Fund from registration as a "commodity pool operator."

For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B to the Additional Statement.



INVESTING WITH FIRSTAR FUNDS

This section describes for you the procedures for opening an account and how to buy, sell or exchange Fund shares.

SHARE CLASSES AVAILABLE

The Firstar Funds offer four classes of Shares in the Funds; Class A, Class B, Class Yand Institutional.

CLASS A SHARES
     - Initial sales charge of 4.00%
     - No deferred sales charge
     - Reduced sales charge for larger investments. See "Sales Charges and Waivers" for more information
     - Available to any investor who does not qualify to purchase Institutional or Class Y Shares

CLASS B SHARES
     - No initial sales charge
     - Deferred sales charge - Maximum of 5% for redemptions during the first year, 4% in the second year, 3% in the third and fourth year, 2% in the fifth year, 1% in the sixth year and 0% thereafter
     - Converts to Class A shares after six years
     - Available to any investor who does not qualify to purchase Institutional or Class Y shares

CLASS Y SHARES
     - No sales charge
     - Available to financial institutions, such as banks, trust companies and thrift institutions, that are purchasing shares on behalf of discretionary and non-discretionary accounts for which they do not receive account level asset-based management fees.

INSTITUTIONAL SHARES
     - No sales charge
     - Available for:
     - Trust, agency or custodial accounts opened through Firstar Bank, N.A.;
     - Employer-sponsored qualified retirement plans other than those serviced by certain external organizations who have service agreements with Firstar or its affiliates, and other than plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration (but including plans administered by Firstar which owned Institutional shares prior to June 18, 1999). Plans administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration will become eligible for Institutional shares when such plans grow to $1 million or greater as further described in the SAI;
     - All clients of Firstar Investment Research & Management Company, LLC "FIRMCO"; and
     - Those purchasing through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including TD Waterhouse. Check with your broker-dealer to see if you qualify for Institutional shares.


A securities dealer, broker, financial institution or other industry professional ("Shareholder Organization") may charge transaction or other fees for providing administrative or other services in connection with investments in Fund shares.

SALES CHARGES AND WAIVERS

INITIAL SALES CHARGES - FOR CLASS A SHARES:
The public offering price for Class A Shares is the net asset value of the Class A Shares purchased plus any applicable front-end sales charge. A sales charge will not be assessed on Class A Shares purchased through reinvestment of dividends or capital gains distributions. The sales charge is as follows:

                                                                                                       Shareholder Organization
                                                      Sales Charge as a          Sales Charge as           Reallowance as a
Amount of Transaction at                            Percentage of Offering   Percentage of Net Asset    Percentage of Offering
Offering Price                                              Price                     Value                      Price
---------------                                             -----                     -----                      -----
Less than $50,000                                           4.00%                     4.17%                      3.75%
$50,000 to $99,000                                          3.50%                     3.63%                      3.25%
$100,000 to $249,999                                        3.00%                     3.09%                      2.75%
$250,000 to $499,999                                        2.50%                     2.56%                      2.25%
$500,000 to $999,999                                        2.00%                     2.04%                      1.75%
$1,000,000 and above                                        0.50%                     0.50%                      0.40%


You only pay a sales charge when you buy shares. The Distributor may reallow the entire sales charge to certain shareholder organizations and the amount reallowed may change periodically. To the extent that 90% or more of the sales charge is reallowed, shareholder organizations may be deemed to be underwriters under the Investment Company Act of 1940 (the "1940 Act").

REDUCING YOUR SALES CHARGES AND WAIVERS - CLASS A SHARES
To qualify for a reduction of, or exception to, the sales charge you must notify your Shareholder Organization or the Distributor at the time of purchase or exchange. The reduction in sales charge is subject to confirmation of your holdings through a check of records. The Company may modify or terminate quantity discounts at any time.

WAIVERS - CLASS A SHARES
You may purchase Class A Shares without a sales charge if:

- you are an employee, director, retiree or registered representative of Firstar Corporation or its affiliates or of Firstar Funds, Inc.

- you are a spouse, parent, in-law, sibling or child of an individual who falls within the preceding category

- you make any purchase for your medical savings account for which Firstar Corporation or an affiliate serves in a custodial capacity

- you purchase through certain external organizations that have entered into a service agreement with Firstar or its affiliates

- you are part of an employer-sponsored qualified retirement plan administered by Firstar with assets of less than $1 million at the time Firstar begins plan administration, provided such administration commenced on or after June 18, 1999

- you purchase through certain broker-dealers who have agreed to provide certain services with respect to shares of the Funds, including Charles Schwab Mutual Fund Marketplacea. Check with your broker-dealer to see if you qualify for this exemption.

REDUCING YOUR SALES CHARGES - CLASS A SHARES

- Right of Accumulation - Existing Equity, Balanced and Bond Fund shares of Firstar Funds and existing Class A shares of any Firstar family of funds can be combined with new purchases for purposes of calculating reduced sales charges.

- Letter of Intent - Fund shares purchased in a 13-month period qualify for the same reduced sales charge as if purchased all at once. You may obtain a reduced sales charge by means of a written Letter of Intent which expresses your non-binding commitment to invest in the aggregate $100,000 or more in Equity, Balanced or Bond Fund Class A shares of Firstar Funds or class A shares of any Firstar family of funds. Any investments you make during the period receive the discounted sales charge based on the full amount of your investment commitment. The Additional Statement includes details about the Letter of Intent.

For purposes of applying the Rights of Accumulation and Letter of Intent privileges, the sales charge schedule applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account, or the aggregate investments of a trustee or other fiduciary or IRA for the benefit of the persons previously listed.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES

The public offering price for Class B Shares is the net asset value of the Class B Shares purchased. Although investors pay no front-end sales charge on purchases of Class B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase.

The amount of any contingent deferred sales charge an investor must pay depends on the number of years that elapse between the purchase date and the date such Class B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

Number of Years                  Contingent Deferred Sales Charge
Elapsed Since Purchase           (as % of dollar amount subject to the charge)
-----------------------          ----------------------------------------------

Less than one                                5.00%
At least one but less than two               4.00%
At least two but less than three             3.00%
At least three but less than four            3.00%
At least four but less than five             2.00%
At least five but less than six              1.00%
At least six                                 None

The contingent deferred sales charge on Class B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the net asset value of an investor's Class B Shares. In addition, a contingent deferred sales charge will not be assessed on Class B Shares purchased through reinvestment of dividends or capital gains distributions.

When a shareholder redeems his or her Class B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Class B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (that is, Class B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions, if any) and after that from the Class B Shares that have been held the longest.

Shareholder organizations will receive commissions in connection with sales of Class B Shares. A commission equal to 5% of the amount invested is paid to authorized dealers.

The contingent deferred sales charge a shareholder may pay upon redemption is remitted to the Distributor or other party, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class B Shares.

WAIVERS - CLASS B SHARES
Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your shareholder organization or the Distributor at the time Class B Shares are redeemed. The contingent deferred sales charge with respect to Class B Shares is not assessed on:

-    exchanges described under "Exchange of Shares"

- redemptions in connection with shares sold for certain retirement distributions or because of disability or death.

- redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Class B Shares held in the account is less than the minimum account size set forth under "Redemption of Shares - Other Transaction Information - Accounts Below the Minimum Balance;"

- redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; or

- redemptions resulting from certain tax-free returns from IRAs of excess contribution.

In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Company's systematic withdrawal plan. The Funds reserve the right to limit such redemptions without a contingent deferred sales charge, on an annual basis, to 12% of the value of your Class B Shares on the redemption date. See the Additional Statement for more information.

CONVERSION  - CLASS B SHARES
Class B Shares will automatically convert into Class A Shares of the same Fund six years after the beginning of the calendar month in which the purchase date occurred. If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Fund, your Class B Shares will convert into Class A Shares of that Fund based on the date of the initial purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares at the earlier of two dates - either six years after the beginning of the calendar month in which the purchase date occurred (based on the date of the initial purchase of the shares on which the distribution was paid) or the date of conversion of the most recently purchased Class B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a shareholder makes a one-time purchase of Class B Shares of a Fund and subsequently acquires additional Class B Shares of that Fund only through reinvestment of dividends and/or distributions, all of such shareholder's Class B Shares of that Fund, including those acquired through reinvestment, will convert to Class A Shares of such Fund on the same date.
Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class B Shares, although they will be subject to the shareholder servicing fees borne by Class A Shares.

REINSTATEMENT PRIVILEGE
If you sell shares of a Firstar Fund, or of any Firstar family of funds, you may reinvest some or all of the proceeds in the Class A Shares of any Firstar Fund within 60 days without a sales charge, as long as you notify the transfer agent or your shareholder organization at the time you reinvest. You may be subject to taxes as a result of a redemption. Consult your tax adviser concerning the results of a redemption or reinvestment.

HOW TO DECIDE WHETHER TO BUY CLASS A OR CLASS B SHARES
The decision as to which type of Shares to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

Class A Shares - If you are making an investment of an amount that qualifies for a reduced sales charge, you may consider purchasing Class A Shares.

Class B Shares - If you plan to hold your investment for a significant period of time and would prefer not to pay an initial sales charge, you might consider purchasing Class B Shares. By not paying a front-end sales charge, your entire purchase in Class B Shares is invested from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio and thus, lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares.

SHAREHOLDER ORGANIZATIONS - CLASS A SHARES, CLASS B SHARES AND CLASS Y SHARES The Funds have adopted a distribution and service plan for the Class A shares. The Funds also have adopted a service plan for the Class A shares, under which the Funds may pay service fees for shareholder services to Class A shareholders. Under either of these plans, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements for distribution and /or shareholder support services, as the case may be. Fees under both these plans will not exceed, in the aggregate, the annual rate of 0.25% of a Fund's average daily net assets for the Class A shares.

Shareholder support services may include:

- assisting investors in processing purchase, exchange and redemption requests
-    processing dividend and distribution payments from the Fund
- providing information periodically to customers showing their positions in Fund shares
-    providing sub-accounting
-    forwarding sales literature and advertising

The Funds have adopted a distribution and service plan for the Class B shares. Under the distribution and service plan for the Class B shares, the Distributor is entitled to receive fees at an annual rate of up to 0.75% of the average daily net asset value of the Class B shares for distribution services with respect to the Class B shares. Also under the distribution and service plan for Class B shares, shareholder organizations may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their agreement for shareholder liaison services. Shareholder liaison services may include responding to customers' inquiries and providing information on their investments, and other personal and account maintenance services within NASD Rules.

The Funds also have adopted service plans for the Class B Shares and Class Y Shares, respectively, under which a Fund may pay service fees for shareholder services (as listed above) to Class B or Class Y shareholders. Under the service plans for the Class B and Class Y Shares, shareholder organizations may be entitled to receive fees from the Funds at an annual rate of up to 0.25% of the average daily net asset value of the shares covered by their respective agreements.

Distribution fees are regulated by Rule 12b-1 under the 1940 Act and are subject to the NASD Conduct Rules. Because these fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments to shareholder organizations, including affiliates of the Adviser, under the plans, and to the Distributor under the distribution and service plan for the Class B shares are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

Under these plans, a Fund may enter into agreements with shareholder organizations, including affiliates of the Adviser (such as Firstar Investment Services, Inc.). The shareholder organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. Investors should read this Prospectus in light of such fee schedules and under the terms of their shareholder organizations' agreements with Firstar. In addition, investors should contact their shareholder organizations with respect to the availability of shareholder services and the particular shareholder organization's procedures for purchasing and redeeming shares. It is the responsibility of shareholder organizations' to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers.

Conflict-of-interest restrictions may apply to the receipt of compensation paid by Firstar to a shareholder organization in connection with the investment of fiduciary funds in Fund shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal counsel before entering into agreements with Firstar.

PURCHASING SHARES

Shares of the Funds are offered and sold on a continuous basis by the distributor for the Funds, B.C. Ziegler and Company (the "Distributor"), which is not an affiliate of the Adviser. The Distributor is a registered broker-dealer with offices at 215 North Main Street, West Bend, Wisconsin 53095.

MINIMUM INVESTMENTS
CLASS A AND CLASS B  SHARES
The minimum initial investment for Class A and Class B Shares in a Fund is $1,000. The minimum subsequent investment is $50. The minimum initial investment will be waived if you participate in the Periodic Investment Plan.

INSTITUTIONAL AND CLASS Y SHARES
There is no minimum initial or subsequent investment for Institutional or Class Y Shares of the Funds.

BUYING SHARES
Purchase requests accompanied by a check or wire payment for any Fund which are received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price provided that payment is received by the close of regular trading hours. Orders received after 3:00 p.m. Central time and orders for which payment is not received by the close of regular trading hours on the New York Stock Exchange (the "Exchange") (normally 3:00 p.m. Central time) will be executed on the next business day after receipt of both order and payment in proper form.


-------------------------------------------------------------------------------------------------------------------
                                               OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
Through a                               - Contact your Shareholder Organization         - Contact your Shareholder Organization
Shareholder
Organization
----------------------------------------------------------------------------------------------------------------------------------
By Mail                                 - Complete an application and mail it along    -  Make your check payable to Firstar Funds.
                                          with a check payable to                         Please include your sixteen-digit account
                                          Firstar Funds                                   number on your check and mail it to the
                                          P.O. Box 3011                                   address at the left.
                                          Milwaukee, WI  53201-3011.
                                          For overnight delivery mail to:
                                          615 E. Michigan St.
                                          Milwaukee, WI 53202.
----------------------------------------------------------------------------------------------------------------------------------
Automatically                           - Call 1-800-677-FUND to obtain a purchase     -  Complete a Periodic Investment Plan
(Class A and B                            application, which includes information for     Application to automatically purchase more
Shares)                                   a Periodic Investment Plan or ConvertiFund/R    shares.
                                          Account.

                                                                                       -  Open a ConvertiFund/R account to
                                                                                          automatically invest proceeds from one
                                                                                          account to another account of the Firstar
                                                                                          family of funds.
-----------------------------------------------------------------------------------------------------------------------------------
By Wire                                 - Call 1-800-677-FUND prior to sending the     -  Call 1-800-677-FUND prior to sending the
                                          wire in order to obtain a confirmation          wire in order to obtain a confirmation
                                          number and to ensure prompt and accurate        number and to ensure prompt and accurate
                                          handling of funds.  Ask your bank to            handling of funds. Ask your bank to
                                          transmit immediately available funds by         transmit immediately available funds by
                                          wire in the amount of your purchase to:         wire as described at the left.  Please
                                          Firstar Bank, N.A.                              include your sixteen-digit account number.
                                          ABA # 0750-00022                                The Fund and its transfer agent are not
                                          Firstar Trust Department                        responsible for the consequences of delays
                                          Account # 112-952-137                           resulting from the banking or Federal
                                          for further credit to [name of Fund]            Reserve Wire system, or from incomplete
                                          [name /title on the account].                   wiring instructions.
                                          The Fund and its transfer agent are not
                                          responsible for the consequences of delays
                                          resulting from the banking or Federal
                                          Reserve Wire system, or from incomplete
                                          wiring instructions.
-----------------------------------------------------------------------------------------------------------------------------------
Internet                                - Not available                                -  Use Firstar Funds Direct to exchange from
www.firstarfunds.com                                                                      another Firstar Fund account with the same
                                                                                          registration including name, address and
                                                                                          taxpayer ID number.
                                                                                       -  Purchase additional shares using an
                                                                                          electronic funds transfer from your
                                                                                          banking institution for payment.
                                                                                       -  Call 1-800-677-FUND to authorize this
                                                                                          service.
-----------------------------------------------------------------------------------------------------------------------------------
By Telephone                            - Call 1-800-677-FUND to exchange from         -  Call 1-800-677-FUND to exchange from
Exchange                                  another Firstar Fund account with the same      another Firstar Fund account with the same
                                          registration including name, address and        registration including name, address and
                                          taxpayer ID number.                             taxpayer ID number.
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please Note: All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars to Firstar Funds. A $25 fee will be imposed by the Funds' transfer agent if any check used for investment in an account does not clear, and the investor involved will be responsible for any loss incurred by a Fund. Prior to the transfer agent receiving a completed application, investors may make an initial investment. However, redemptions will not be paid until the transfer agent has received the completed application.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Additional Information on Buying Shares
--------------------------------------------------------------------------------
- The Funds will not accept payment in cash or third party checks for the purchase of shares.

- Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Funds reserve the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.

- Payment for shares of a Fund in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the respective Fund.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

--------------------------------------------------------------------------------
For Owners of Class Y and Institutional
--------------------------------------------------------------------------------
All share purchases are effected pursuant to a customer's account at Firstar Bank, N.A. Trust Department ("Firstar Trust") or at another chosen institution or broker-dealer pursuant to procedures established in connection with the requirements of the account. Confirmations of share purchases and redemptions will be sent to Firstar Trust or the other shareholder organizations involved. Firstar Trust and the other shareholder organizations or their nominees will normally be the holders of record of Fund shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with Firstar Trust and the other shareholder organizations. Investors wishing to purchase shares of the Funds should contact their account representatives.

In the case of participants in certain employee benefit plans investing in certain Funds, purchase and redemption orders will be processed on a particular day based on whether a service organization acting on their behalf received the order by the close of regular trading on that day.

The Funds may authorize one or more brokers and other shareholder organizations to accept on their behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Funds' behalf. In these cases, a Fund will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Fund's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Funds within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for Funds.

It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.

REDEEMING SHARES

SELLING SHARES
Redemption requests for a Fund received by the transfer agent before 3:00 p.m. Central time on a business day for the Funds will be executed the same day, at that day's closing price. Orders received after 3:00 p.m. Central time will be executed on the next business day.

--------------------------------------------------------------------------------
Through a           - Contact your Shareholder Organization
Shareholder
Organization
--------------------------------------------------------------------------------
By Phone            - Call 1-800-677-FUND with your account name, sixteen digit account number and amount of redemption (minimum $500). Redemption proceeds will only be sent to a shareholder's address or bank account of a commercial bank located within the United States as shown on the transfer agent's records. (Available only if telephone redemptions have been authorized on the account application and if there has been no change of address by telephone within the preceding 15 days).
--------------------------------------------------------------------------------
By Mail             - Mail your instructions to the Firstar Funds, P.O. Box
                      3011, Milwaukee, WI  53201-3011 (via overnight delivery
                      to 615 E. Michigan Street, Milwaukee, WI 53202). Include the number of shares or the amount to be redeemed, your sixteen-digit account number and Social Security number or other taxpayer identification number. Your instructions must be signed by all persons required to sign for transactions exactly as their names appear on the account.  If the redemption amount exceeds $50,000,
                      or if the proceeds are to be sent elsewhere than the address of record, or the address of record has been changed by telephone within the preceding 15 days, each signature must be guaranteed in writing by either a commercial bank that is a member of the FDIC, a trust company, a credit union, a savings association, a member firm of a national securities exchange or other eligible guarantor institution.
--------------------------------------------------------------------------------
Internet            - Use Firstar Funds Direct to redeem up to $25,000.
www.firstarfunds.com  Call 1-800-677-FUND to authorize this service.
--------------------------------------------------------------------------------
Automatically       - Call 1-800-677-FUND for a Systematic Withdrawal Plan
                      application ($5,000 account minimum and $50 minimum per transaction).
--------------------------------------------------------------------------------

Guarantees must be signed by an eligible guarantor institution and "Signature Guaranteed" must appear with the signature.

--------------------------------------------------------------------------------
The Funds may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form as specified above. Purchases of additional shares concurrently with withdrawals could be disadvantageous because of the sales charge involved in the additional purchases.
--------------------------------------------------------------------------------

ADDITIONAL TRANSACTION INFORMATION

--------------------------------------------------------------------------------
Telephone Requests
--------------------------------------------------------------------------------
In order to arrange for telephone redemptions after you have opened your account or to change the bank or account designated to receive redemption proceeds, send a written request to Firstar Mutual Fund Services, LLC or contact your registered representative. Each shareholder of the account must sign the request. The Funds may request further documentation from corporations, executors, administrators, trustees and guardians.

The Funds reserve the right to refuse a telephone redemption if they believe it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Funds at any time upon notice to shareholders.

During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent.

In an effort to prevent unauthorized or fraudulent purchase and redemption requests by telephone, Firstar employs reasonable procedures to confirm that such instructions are genuine. Among the procedures used to determine authenticity, investors electing to transact by telephone will be required to provide their account number (unless opening a new account). All telephone transactions will be recorded and confirmed in writing. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Firstar may implement other procedures from time to time. If reasonable procedures are not implemented, Firstar may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions.

--------------------------------------------------------------------------------
Certificates
--------------------------------------------------------------------------------
Certificates are only issued upon shareholder request. If certificates have been issued, the transfer agent must receive the certificates, properly endorsed or accompanied by a properly executed stock power and accompanied by signature guarantees, prior to a redemption request.

--------------------------------------------------------------------------------
Additional Redemption Information
--------------------------------------------------------------------------------
The Funds will make payment for redeemed shares typically within one or two business days, but no later than the seventh day after receipt by the transfer agent of a request in proper form as specified above, except as provided by SEC rules. HOWEVER, IF ANY PORTION OF THE SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY CHECK, THE FUNDS WILL DELAY THE PAYMENT OF THE REDEMPTION PROCEEDS UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH MAY TAKE UP TO TWELVE DAYS FROM THE PURCHASE DATE. An investor must have filed a purchase application before any redemption requests can be paid.

--------------------------------------------------------------------------------
Accounts Below the Minimum Balance
--------------------------------------------------------------------------------
If your account falls below $1,000, other than due to market fluctuations, the Funds may redeem your account. The Fund will impose no charge and will give you sixty days written notice and an opportunity to raise the account balance prior to any redemption. A Fund, in certain cases, may make payment for redemption in securities. Investors would bear any brokerage or other transaction costs incurred in converting the securities so received to cash. See the Additional Statement for more information on involuntary redemptions.


EXCHANGING SHARES

You may exchange your Shares for Money Market Fund shares (except that Class B Shares are not exchangeable for Institutional Money Market Fund shares) or for shares of other Firstar Funds within the same share class if you are eligible to purchase the class at the time of the exchange. Unless you qualify for a sales charge exemption, an initial sales charge will be imposed on the exchange if the shares of the Fund being acquired have an initial sales charge and the shares being redeemed were purchased without a sales charge. Class B shares acquired in an exchange and Money Market Fund shares acquired in an exchange for Class B shares will be subject to a contingent deferred sales charge upon redemption in accordance with this Prospectus. For purposes of computing the contingent deferred sales charge, the length of time of ownership will be measured from the date of the original purchase of Class B shares.

Telephone exchange privileges automatically apply to each shareholder of record unless the transfer agent receives written instructions canceling the privilege.

Firstar reserves the right to terminate the exchange privilege of any party who requests more than four exchanges within a calendar year. Firstar may do so with prior notice based on a consideration of both the number of exchanges and the time period over which those exchange requests have been made, together with the level of expense to the Fund or other adverse effects which may result from the additional exchange requests.

For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, an investor may realize a capital gain or loss. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences of a particular exchange. No exchange fee is currently imposed by Firstar on exchanges. However, Firstar reserves the right to impose a charge in the future. In addition, shareholder organizations may charge a fee for providing administrative or other services in connection with exchanges. The Fund reserves the right to reject any exchange request with prior notice to a shareholder and the exchange privilege may be modified or terminated at any time. At least sixty days' notice will be given to shareholders of any material modification or termination except where notice is not required under SEC regulations. Also keep in mind:

-    Exchanges are available only in states where exchanges may be legally made.

-    The minimum amount which may be exchanged is $1,000.

- If any portion of the shares to be exchanged represents an investment made by check, the Fund will delay the acquisition of new shares in an exchange until the transfer agent is reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date.

- It may be difficult to make telephone exchanges in times of drastic economic or market changes. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in this Prospectus.


ADDITIONAL SHAREHOLDER SERVICES

--------------------------------------------------------------------------------
Shareholder Reports
--------------------------------------------------------------------------------
Shareholders will be provided with a report showing portfolio investments and other information at least semiannually; and after the close of the Fund's fiscal year with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders may request duplicate copies free of charge.

Account statements will be mailed after each purchase, reinvestment of dividends and redemption. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. Generally, a Fund does not send statements for funds held in brokerage, retirement or other similar accounts.

--------------------------------------------------------------------------------
Firstar Funds Website (www.firstarfunds.com)
--------------------------------------------------------------------------------
The site offers educational information and interactive financial planning tools as well as product-specific information.

Generally, Shareholders can request purchases, exchanges and redemptions of Fund shares online via the Internet after an account is opened. Redemption requests of up to $25,000 will be accepted through the Internet. Payment for shares purchased online must be made by electronic funds transfer from your banking institution. To authorize this service, call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.

Firstar Funds and their agents will not be responsible for any losses resulting from unauthorized on-line transactions when procedures are followed which are designed to confirm that the on-line transaction request is genuine. Statements of accounts shall be conclusive if not objected to in writing within 10 days after transmitted by mail. During periods of significant economic or market change, it may be difficult to reach the Funds on-line. If this happens, you may initiate transactions in your share accounts by mail or as otherwise described in the Prospectus.

--------------------------------------------------------------------------------
Automated Teleresponse Service
--------------------------------------------------------------------------------
Shareholders using a touch-tonea telephone can access information on the Funds twenty-four hours a day, seven days a week. When calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND, shareholders may choose to use the automated information feature or, during regular business hours (8:00 a.m. to 7:00 p.m. Central time, Monday through Friday), speak with a Firstar representative.

--------------------------------------------------------------------------------
Retirement Plans
--------------------------------------------------------------------------------
The Funds offer individual retirement accounts including Traditional, Roth, SIMPLE and SEP IRAs. For details concerning Retirement Accounts (including service fees), please call Firstar Mutual Fund Services, LLC at 1-800-677-FUND.



ADDITIONAL INFORMATION
DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------
Dividends and Capital Gains Distributions
--------------------------------------------------------------------------------
Dividends from net investment income of the Funds are declared and paid monthly.

--------------------------------------------------------------------------------
Reinvested
dividends and
distributions
receive the same
tax treatment as
those paid in
cash.
--------------------------------------------------------------------------------

Any capital gains are distributed annually. A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Fund is notified that the shareholder elects to receive distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

--------------------------------------------------------------------------------
Federal Taxes
--------------------------------------------------------------------------------
Each Fund contemplates declaring as dividends each year all, or substantially all, of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be subject to income tax on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the Shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The National Municipal Bond Fund. It is expected that the National Municipal Bond Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt interest dividends" will be exempt income for Shareholders for federal income tax purposes. However, some dividends will be taxable, such as dividends that are attributable to gains on bonds that are acquired at a "market discount," and distributions of short and long term capital gains.

Interest on indebtedness incurred by a Shareholder to purchase or carry shares of the National Municipal Bond Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the National Municipal Bond Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

If you receive an exempt-interest dividend with respect to any Shares and the Shares are held by you for six months or less, any loss on the sale or exchange of the Shares will be disallowed to the extent of such dividend amount.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
--------------------------------------------------------------------------------
State and Local Taxes
--------------------------------------------------------------------------------
Shareholders may also be subject to state and local taxes on distributions and
redemptions.   State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
Advisory Services
--------------------------------------------------------------------------------
FIRMCO, a Wisconsin Limited Liability Company (the "Adviser") and subsidiary of Firstar Corporation, a bank holding company, serves as investment adviser (the "Adviser") to each Fund. FIRMCO, with principal offices at Firstar Center, 777 East Wisconsin Avenue, 8th Floor, Milwaukee, Wisconsin 53202, has provided investment advisory services since 1986. FIRMCO currently has $35.3 billion in assets under management.

Firstar Corporation has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by Firstar Corporation under specified circumstances, including if no affiliate of Firstar Corporation is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objective and policies of each Fund, the Adviser manages each Fund's portfolio securities and maintains records relating to such purchases and sales.

The Adviser is authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser, to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

FIRMCO also serves as investment adviser to each of the Continuing Funds.

Prior to April 1, 2000, the Stellar U.S. Government Income Fund was managed by the Capital Management Division of Firstar Bank, N.A., which is also a subsidiary of Firstar Corporation. Prior to March 1, 2000, the Mercantile Government & Corporate Bond Fund and the Mercantile National Municipal Bond Fund were managed by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation.

For the advisory services provided to each Fund for the fiscal year ended November 30, 1999, the following entities received a fee, calculated daily and payable monthly, at the following rates (as a percentage of the Fund's average daily net assets):

FUND (ENTITY PAID)                              FEE PAID
------------------                              ---------
Stellar U.S. Government Income Fund
     (Firstar Bank, N.A.)                       0.60%
Mercantile Government & Corporate Bond Fund
     (MVA)                                      0.45%
Mercantile National Municipal Bond Fund
     (MVA)                                      0.34%

--------------------------------------------------------------------------------
Fund Managers
--------------------------------------------------------------------------------
David Bethke manages the U.S. Government Income Fund. Mr. Bethke has 19 years of investment management experience and has been with FIRMCO and its affiliates
since 1987.  Mr. Bethke has managed the Fund since         , 2000.
                                                   --------
Peter Merzian manages the National Municipal Bond Fund. Mr. Merzian joined FIRMCO and its affiliates in 1993 and has 12 years of investment management experience. He has managed the Fund since it commenced operations in 1996.

George Schupp and David Bethke co-manage the Aggregate Bond Fund. Mr. Schupp serves as FIRMCO's Director of Fixed Income Services. He has 24 years of investment management experience and has been with FIRMCO and its affiliates since 1983. Mr. Schupp has managed the Fund since February, 1998, and Mr.
Bethke has managed the Fund since          , 2000.
                                 ----------


--------------------------------------------------------------------------------
Administrative Services
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC and B. C. Ziegler and Company ("Ziegler") serve as the Co-Administrators (the "Co-Administrators") and receive fees for those services.

--------------------------------------------------------------------------------
Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services Agent
--------------------------------------------------------------------------------
Firstar Mutual Fund Services, LLC, an affiliate of the Adviser, provides transfer agency, dividend disbursing agency and accounting services for the Funds and receive fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Funds and receives fees for those services.

NET ASSET VALUE AND DAYS OF OPERATION

The price of the Class A, Class B, Class Y and Institutional Shares (each, a "class") is based on net asset value per share, plus, in the case of Class A Shares, a front-end sales charge, if applicable. This amount is calculated separately for each class of shares by dividing the value of all securities and other assets attributable to the class, less the liabilities attributable to that class, by the number of outstanding shares of that class. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is accepted.

Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 3:00 p.m. Central time, on each day the Exchange is open for trading. Shares of the Funds are not priced on days when the Exchange is closed. For a complete list of days the Exchange is closed, please see the Additional Statement.

The Funds' investments are valued based on market quotations, except that restricted securities and securities for which market quotations are not readily available and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value.

Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. A Fund's foreign securities may trade on weekends or other days when the Fund does not price its shares. Accordingly, the net asset value per share of a Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

Each Fund's securities may be valued based on valuations provided by an independent pricing service. The Adviser reviews these valuations. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Board of Directors believes will determine a fair value. Any pricing service used may employ electronic data processing techniques, including a "matrix" system, to determine valuations.

Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed.



APPENDIX

FINANCIAL HIGHLIGHTS

As discussed above, each Fund intends to acquire substantially all of the assets and liabilities of a particular Continuing Fund and to continue the investment operations of that Fund. The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share of each Continuing Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Continuing Fund (assuming reinvestment of all dividends and distributions). This information has been audited
                                                                --------------

by for the Stellar U.S. Government Income Fund, and by             for the
                                                       -----------
Mercantile Government & Corporate Bond Fund and the Mercantile National Municipal Bond Fund, whose reports, along with each Fund's financial statements, are included in their respective Annual Reports, and incorporated by reference into the Additional Statement, all of which are available upon request. Contact Firstar Mutual Fund Services, LLC for a free copy of the Annual Reports or Additional Statement.



-----------------------------------------------------------------------------------------------------------------------------------
STELLAR U.S. GOVERNMENT INCOME FUND
(A Shares)                                                                            Year ended November 30,
                                                 Period
                                                  ended
                                              May 31, 2000
                                               (unaudited)                1999       1998       1997      1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $10.18      $9.87      $9.83     $9.98       $9.24
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations

     Net investment income                                                0.52       0.56       0.57      0.57        0.60

Net gains or losses on securities
     (both realized and unrealized)                                     (0.76)       0.30       0.04    (0.15)        0.74

     Total from investment operations                                   (0.24)       0.86       0.61      0.42        1.34

Less distributions

     Dividends (from net investment income)                             (0.52)     (0.55)     (0.57)    (0.57)      (0.60)

     Distributions (from capital gains)                                     --         --         --        --          --

     Total distributions                                                (0.52)     (0.55)     (0.57)    (0.57)      (0.60)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $9.42     $10.18      $9.87     $9.83       $9.98
-----------------------------------------------------------------------------------------------------------------------------------
Total return<F2>                                                       (2.34)%      9.00%      6.46%     4.46%      14.90%

Ratios/Supplemental data
     Net assets, end of period (000's omitted)                        $162,523   $148,773   $137,445  $138,874    $109,666

     Gross ratio of expenses to average net assets<F3>                   1.09%      1.11%      1.09%     1.12%       1.12%

     Net ratio of expenses to average net assets<F4>                     0.93%      0.91%      0.89%     0.92%       0.92%

     Gross ratio of net income to average net assets<F3>                 5.22%      5.31%      5.68%     5.68%       6.03%

     Net ratio of net income to average net assets<F4>                   5.38%      5.51%      5.88%     5.88%       6.23%

     Portfolio turnover rate                                              122%        88%       140%      158%        236%


<F1> The date of initial public investment for class A shares was January 5,
     1993. For the period from November 30, 1992 (start of business) to January 4, 1993, all income was distributed to Federated Services Corp., the administrator at the time.
<F2> Based on net asset value, which does not reflect the sales charge, if applicable.
<F3> Before waivers.
<F4> After waivers.


-------------------------------------------------------------------------------
STELLAR U.S. GOVERNMENT INCOME FUND
(B Shares)
                                                        Year ended November 30,
                                       Period ended
                                       May 31, 2000
                                       (unaudited)        1999         1998
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $10.18        $9.89
-------------------------------------------------------------------------------
Income from investment operations
     Net investment income                               0.52         0.36

     Net gains or losses on securities
     (both realized and unrealized)                    (0.76)         0.29

     Total from investment operations                  (0.24)         0.65

Less distributions

     Dividends (from net investment income)            (0.52)       (0.36)

     Distributions (from capital gains)                    --           --

     Total distributions                               (0.52)       (0.36)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $9.42       $10.18
-------------------------------------------------------------------------------
Total return<F2>                                      (2.36)%        6.71%

Ratios/Supplemental data

     Net assets, end of period (000's omitted)         $1,030         $305
     Gross ratio of expenses to
     average net assets<F4>                             1.09%    1.11%<F3>

     Net ratio of expenses to
     average net assets<F5>                             0.93%    0.91%<F3>

     Gross ratio of net income to
     average net assets<F4>                             5.22%    5.31%<F3>

     Net ratio of net income to
     average net assets<F5>                             5.38%    5.51%<F3>

     Portfolio turnover rate                             122%          88%

<F1> The date of initial public investment for class B shares was April 27,
     1998.
<F2> Based on net asset value, which does not reflect the contingent deferred sales charge, if applicable.
<F3> Annualized.
<F4> Before waivers.
<F5> After waivers.




-----------------------------------------------------------------------------------------------------------------------------------
MERCANTILE GOVERNMENT & CORPORATE BOND FUND
(Investor A Shares)                                                                   Year ended November 30,
                                                 Period
                                                  ended
                                              May 31, 2000
                                               (unaudited)                1999       1998       1997      1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.72     $10.35     $10.34    $10.53      $ 9.64
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations

     Net investment income                                                0.57       0.57       0.56      0.64        0.61

     Net realized and unrealized gains
     (losses) from investments                                          (0.69)       0.37       0.01    (0.19)        0.89
                                                                       -------    -------    -------   -------     -------
     Total from Investment Activities                                   (0.12)       0.94       0.57      0.45        1.50
                                                                       -------    -------    -------   -------     -------
Less Distributions

     Net investment income                                              (0.56)     (0.57)     (0.56)    (0.64)      (0.61)

     Net realized gains                                                 (0.13)         --         --        --          --

     In excess of net realized gains                                    (0.07)         --         --        --          --
                                                                       -------    -------    -------   -------     -------
     Total Distributions                                                (0.76)     (0.57)     (0.56)    (0.64)      (0.61)
                                                                       -------    -------    -------   -------     -------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $9.84     $10.72     $10.35    $10.34      $10.53
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes sales charge)                                   (1.13)%      9.31%      5.78%     4.51%      15.98%

Ratios/Supplementary Data:

   Net Assets at end of period (000)                                    $3,878     $4,927     $4,774    $4,915      $5,496

   Ratio of expenses to average net assets                               0.97%      0.96%      0.95%     0.95%       0.95%

   Ratio of net investment income to
     average net assets                                                  5.54%      5.41%      5.46%     6.06%       6.03%

   Ratio of expenses to average net
     assets<F1>                                                          1.08%      1.06%      1.05%     1.05%       1.05%

   Portfolio turnover<F2>                                               38.29%     91.14%    140.72%   149.20%      59.32%


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

-----------------------------------------------------------------------------------------------------------------------------------
MERCANTILE GOVERNMENT & CORPORATE BOND FUND
(Investor B Shares)                                                                   Year ended November 30,
                                                 Period                                                             March 1,
                                                  ended                                                              1995 to
                                              May 31, 2000                                                        November 30,
                                               (unaudited)                1999       1998       1997      1996      1995<F3>
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.75     $10.37     $10.34   $ 10.53     $  9.92
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations

  Net investment income                                                   0.49       0.50       0.49      0.57        0.38

  Net realized and unrealized gains
     (losses) from investments                                          (0.69)       0.38       0.03   ( 0.19)        0.61
                                                                                  -------    -------   -------     -------
  Total from Investment Activities                                      (0.20)       0.88       0.52      0.38        0.99
                                                                       -------    -------    -------   -------     -------
Less Distributions

  Net investment income                                                 (0.49)     (0.50)     (0.49)    (0.57)      (0.38)
                                                                       -------    -------    -------   -------     -------
  Net realized gains                                                    (0.13)         --         --        --          --

  In excess of net realized gains                                       (0.07)         --         --        --          --

  Total Distributions                                                   (0.69)     (0.50)     (0.49)    (0.57)      (0.38)
                                                                       -------    -------    -------   -------     -------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $9.86     $10.75     $10.37   $ 10.34     $ 10.53
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes redemption charge)                              (1.90)%      8.65%      5.26%     3.79%  15.27%<F4>

Ratios/Supplementary Data:
  Net assets at end of period (000)                                       $712       $662       $545      $511        $106

  Ratio of expenses to average net
     assets                                                              1.67%      1.66%      1.65%     1.65%   1.65%<F5>

  Ratio of net investment income
     to average net assets                                               4.85%      4.70%      4.84%     5.37%   5.19%<F5>

  Ratio of expenses to average net
    assets<F1>                                                           1.78%      1.76%      1.75%     1.75%   1.75%<F5>

  Portfolio turnover<F2>                                                38.29%     91.14%    140.72%   149.20%      59.32%



<F1>   During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2>   Portfolio is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3>   Period from commencement of operations.
<F4>   Represents total return for Investor A Shares from December 1, 1994 to
       February 28, 1995 plus total return for Investor B Shares from March 1, 1995 to November 30, 1995.
<F5>   Annualized.


-----------------------------------------------------------------------------------------------------------------------------------
MERCANTILE GOVERNMENT & CORPORATE BOND FUND
(Institutional Shares)                                                                Year ended November 30,
                                                 Period
                                                  ended
                                              May 31, 2000
                                               (unaudited)                1999       1998       1997      1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.74     $10.37     $10.34    $10.53      $ 9.64
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations

     Net investment income                                            0.56<F3>       0.57       0.56      0.64        0.61

     Net realized and unrealized gains
     (losses) from investments                                          (0.68)       0.37       0.03    (0.19)        0.89
                                                                       -------    -------    -------   -------     -------
     Total from Investment Activities                                   (0.12)       0.94       0.59      0.45        1.50
                                                                       -------    -------    -------   -------     -------
Less Distributions

     Net investment income                                              (0.56)     (0.57)     (0.56)    (0.64)      (0.61)

     Net realized gains                                                 (0.13)         --        --         --          --

     In excess of net realized gains                                    (0.07)         --        --         --          --
                                                                       -------    -------    -------   -------     -------
     Total Distributions                                                (0.76)     (0.57)     (0.56)    (0.64)      (0.61)
                                                                       -------    -------    -------   -------     -------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $9.86     $10.74     $10.37    $10.34      $10.53
-----------------------------------------------------------------------------------------------------------------------------------
     Total Return                                                      (1.12)%      9.30%      6.00%     4.51%      15.98%

     Ratios/Supplementary Data:

     Net Assets at end of period (000)                                  $4,753    $20,835    $16,954   $14,875      $9,413

     Ratio of expenses to average net assets                             0.97%      0.96%      0.95%     0.95%       0.95%

     Ratio of net investment income to
     average net assets                                                  5.49%      5.41%      5.55%     6.06%       6.01%

     Ratio of expenses to average net assets<F1>                         1.08%      1.06%      1.05%     1.05%       1.05%

     Portfolio turnover<F2>                                             38.29%     91.14%    140.72%   149.20%      59.32%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between classes of shares issued.
<F3> Per share net investment income has been calculated using the daily average share method.


-----------------------------------------------------------------------------------------------------------------------------------
MERCANTILE GOVERNMENT & CORPORATE BOND FUND
(Trust Shares)                                                                        Year ended November 30,
                                                 Period
                                                  ended
                                              May 31, 2000
                                               (unaudited)                1999       1998       1997      1996        1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.74     $10.37     $10.34    $10.53      $ 9.64
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment operations

     Net investment income                                                0.60       0.60       0.59      0.67        0.64

     Net realized and unrealized gains
     (losses) from investments                                          (0.69)       0.37       0.03    (0.19)        0.89
                                                                       -------    -------    -------   -------     -------
     Total from Investment Activities                                   (0.09)       0.97       0.62      0.48        1.53
                                                                       -------    -------    -------   -------     -------
Less Distributions

     Net investment income                                              (0.59)     (0.60)     (0.59)    (0.67)      (0.64)

     Net realized gains                                                 (0.13)         --         --        --          --

     In excess of net realized gains                                    (0.07)         --         --        --          --
                                                                       -------    -------    -------   -------     -------
     Total Distributions                                                (0.79)     (0.60)     (0.59)    (0.67)      (0.64)
                                                                       -------    -------    -------   -------     -------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $9.86     $10.74     $10.37    $10.34      $10.53
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                           (0.83)%      9.63%      6.32%     4.82%      16.31%

Ratios & Supplementary Data:

     Net Assets at end of period (000)                                $126,472   $178,868   $172,637  $141,440    $127,741

     Ratio of expenses to average net assets                             0.67%      0.66%      0.65%     0.65%       0.65%

     Ratio of net investment income to
     average net assets                                                  5.84%      5.71%      5.85%     6.36%       6.32%

     Ratio of expenses to average net assets<F1>                         1.08%      1.06%      1.05%     0.75%       0.75%

   Portfolio turnover<F2>                                               38.29%     91.14%    140.72%   149.20%      59.32%

<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.





-----------------------------------------------------------------------------------------------------------------------------------
MERCANTILE NATIONAL MUNICIPAL BOND FUND
(Investor A Shares)                                                                   Year ended November 30,
                                                 Period
                                                  ended
                                              May 31, 2000                                                    November 18, 1996 to
                                               (unaudited)                1999       1998       1997          November 30, 1996<F4>
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.22     $10.27     $10.05               $ 10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment operations

     Net investment income                                                0.41       0.44       0.52                  0.02

     Net realized and unrealized gains
     (losses) from investments                                          (0.69)       0.30       0.22                  0.05
                                                                       -------    -------    -------               -------
     Total from Investment Activities                                   (0.28)       0.74       0.74                  0.07
                                                                       -------    -------    -------               -------
Less Distributions

     Net investment income                                              (0.40)     (0.44)     (0.52)                (0.02)

     In excess of net realized gains                                    (0.01)         --         --                    --

     Net realized gains                                                 (0.09)     (0.35)         --                    --

     In excess of net realized gains                                    (0.01)         --         --                    --
                                                                       -------    -------    -------               -------
     Total Distributions                                                (0.51)     (0.79)     (0.52)                (0.02)
                                                                       -------    -------    -------               -------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $9.43     $10.22     $10.27                $10.05
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       (2.87)%<F3>      7.56%      7.61%             0.73%<F5>

Ratios & Supplementary Data:

     Net Assets at end of period (000)                                  $1,582     $1,162       $717                    $1

     Ratio of expenses to average net assets                             0.96%      0.85%      0.35%             0.37%<F6>

     Ratio of net investment income to
     average net assets                                                  4.14%      4.18%      4.71%             9.08%<F6>

     Ratio of expenses to average net assets<F1>                         1.16%      1.16%      1.17%             1.07%<F6>

   Portfolio turnover<F2>                                                   --     18.30%     83.94%                    --


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Incurred class specific gains.  The total return excluding this would have been (3.14%).
<F4> Period from commencement of operations.
<F5> Not annualized.
<F6> Annualized.




-----------------------------------------------------------------------------------------------------------------------------------
MERCANTILE NATIONAL MUNICIPAL BOND FUND
(Investor B Shares)                                                                   Year ended November 30,
                                                 Period
                                                  ended
                                              May 31, 2000                                                    November 18, 1996 to
                                               (unaudited)                1999       1998       1997          November 30, 1996<F3>
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.24     $10.29     $10.05                $10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations

Net Investment Income                                                     0.33       0.36       0.44                  0.02

Net realized and unrealized gains
(losses) from investments                                               (0.72)       0.30       0.24                  0.05
                                                                       -------    -------    -------               -------
   Total from Investment Activities                                     (0.39)       0.66       0.68                  0.07
                                                                       -------    -------    -------               -------
Less Distributions

     Net investment income                                              (0.33)     (0.36)     (0.44)                (0.02)

     In excess of net realized gains                                    (0.01)         --         --                    --

     Net realized gains                                                 (0.09)     (0.35)         --                    --

     In excess of net realized gains                                    (0.01)         --         --                    --
                                                                       -------    -------    -------               -------
     Total Distributions                                                (0.44)     (0.71)     (0.44)                (0.02)
                                                                       -------    -------    -------               -------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $9.41     $10.24     $10.29                $10.05
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (excludes redemption charge)                              (4.03)%      6.69%      7.01%             0.70%<F4>

     Ratios/Supplementary Data:

     Net Assets at end of period (000)                                    $747       $503       $408                    $1

     Ratio of expenses to
     average net assets                                                  1.76%      1.56%      1.17%             1.10%<F5>

     Ratio of net investment income to
     average net assets                                                  3.34%      3.51%      4.08%             8.35%<F5>

     Ratio of expenses to average net assets<F1>                         1.86%      1.86%      1.89%             1.80%<F5>

Portfolio turnover<F2>                                                      --     18.30%     83.94%                    --


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Not annualized.
<F5> Annualized.


-----------------------------------------------------------------------------------------------------------------------------------
MERCANTILE NATIONAL MUNICIPAL BOND FUND
(Trust Shares)                                                                        Year ended November 30,
                                                 Period
                                                  ended
                                              May 31, 2000                                                    November 18, 1996 to
                                               (unaudited)                1999       1998       1997          November 30, 1996<F3>
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $10.23     $10.28     $10.05                $10.00
-----------------------------------------------------------------------------------------------------------------------------------

Income from investment operations

Net investment income                                                     0.43       0.46       0.54                  0.02

Net realized and unrealized gains
     (losses) from investments                                          (0.72)       0.30       0.23                  0.05
                                                                       -------    -------    -------               -------

Total from investment activities                                        (0.29)       0.76       0.77                  0.07
                                                                       -------    -------    -------               -------

Less Distributions

Net investment income                                                   (0.42)     (0.46)     (0.54)                (0.02)

     In excess of net investment income                                 (0.01)         --         --                    --

     Net realized gains                                                 (0.09)     (0.35)         --                    --
                                                                                  -------    -------               -------

     In excess of net realized gains                                    (0.01)         --         --                    --
                                                                       -------    -------    -------               -------

     Total Distributions                                                (0.53)     (0.81)     (0.54)                (0.02)
                                                                       -------    -------    -------               -------

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $9.41     $10.23     $10.28                $10.05
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                           (2.97)%      7.76%      7.97%             0.74%<F4>

Ratios/Supplementary Data:

Net Assets at end of period (000)                                     $326,840   $384,518   $366,889              $310,413

Ratio of expenses to average net assets                                  0.76%      0.56%      0.14%             0.12%<F5>

Ratio of net investment income to average net assets                     4.33%      4.52%      5.38%             5.77%<F5>

Ratio of expenses to average net assets<F1>                              1.16%      1.16%      1.17%             0.82%<F5>

Portfolio turnover<F2>                                                      --     18.30%     83.94%                    --


<F1> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratio would have been as indicated.
<F2> Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
<F3> Period from commencement of operations.
<F4> Not annualized.
<F5> Annualized.




NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' ADDITIONAL STATEMENT INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THEIR DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE LEHMAN BROTHERS GOVERNMENT/CORPORATE TOTAL INDEX, LEHMAN BROTHERS AGGREGATE BOND INDEX AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX-10 YEAR ARE TRADEMARKS OF LEHMAN BROTHERS. THE FUNDS, THEIR ADVISER AND THE CO-ADMINISTRATORS ARE NOT AFFILIATED IN ANY WAY WITH LEHMAN BROTHERS. INCLUSION OF A SECURITY IN THE BOND INDEX IN NO WAY IMPLIES AN OPINION BY LEHMAN BROTHERS AS TO ITS ATTRACTIVENESS OR APPROPRIATENESS AS AN INVESTMENT. LEHMAN BROTHERS' PUBLICATION OF THE BOND INDEX IS NOT MADE IN CONNECTION WITH ANY SALE OR OFFER FOR SALE OF SECURITIES OR ANY SOLICITATIONS OF ORDERS FOR THE PURCHASE OF SECURITIES.

FOR MORE INFORMATION

ANNUAL/SEMIANNUAL REPORTS

Additional information about the Funds' performance and investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information about the Funds and their policies is also available in the Funds' Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Funds' annual and semiannual reports and the Additional Statement are available free upon request by calling Firstar Funds at 1-800-677-FUND or 1-414-287-3808.

To obtain other information and for shareholder inquiries:

By telephone - call 1-800-677-FUND or 1-414-287-3808

By mail -           Firstar Funds
                    615 East Michigan Street
                    P.O. Box 3011
                    Milwaukee, Wisconsin 53201-3011

By e-mail - firstarfunds@firstar.com
            ------------------------
On the Internet - Text only version of the Funds' documents are located online and may be downloaded from: - http://www.sec.gov
                              ------------------

You may review and obtain copies of Fund documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.




                    The Fund's Investment Company Act File Number is 811-5380

                              FIRSTAR FUNDS, INC.
                      Statement of Additional Information

                           U.S. Government Income Fund
                               Aggregate Bond Fund
                          National Municipal Bond Fund

                                           , 2000
                              -------------

                               TABLE OF CONTENTS
                                                                        Page
FIRSTAR FUNDS, INC........................................................2
DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..................4
INVESTMENT STRATEGIES AND RISKS...........................................8
NET ASSET VALUE..........................................................52
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................53
DESCRIPTION OF SHARES....................................................64
ADDITIONAL INFORMATION CONCERNING TAXES..................................68
MANAGEMENT OF THE COMPANY................................................70
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT..................90
EXPENSES.................................................................91
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS.........................92
COUNSEL..................................................................92
PERFORMANCE CALCULATIONS.................................................93
PERFORMANCE HISTORY........................................................
MISCELLANEOUS.............................................................1
APPENDIX A................................................................1
APPENDIX B................................................................1


      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with Firstar Funds, Inc.' s prospectus ("Prospectus") dated ------, 2000, for Class A, Class B, Class Y and Institutional Shares of the U.S. Government Income Fund, Aggregate Bond Fund and National Municipal Bond Fund (collectively referred to as the "Funds") and is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus for the Funds may be obtained by writing the Firstar Funds Center at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-677-FUND. The Financial Statements and the Independent Accountants reports thereon in this SAI are incorporated by reference from the Funds' respective Annual Reports, which may be obtained by writing the address above or calling the toll-free number above. No other parts of the Annual Reports are incorporated herein by reference.

                              FIRSTAR FUNDS, INC.

     Firstar Funds, Inc. (the "Company") is a Wisconsin corporation that was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios.

     The Company has entered into separate Agreements and Plans of Reorganization with Firstar Stellar Funds ("Stellar Funds") and Mercantile Mutual Funds, Inc. ("Mercantile Funds"). The Agreements and Plans of Reorganization provide that Firstar will acquire substantially all of the assets and liabilities of each of the portfolios of the Stellar Funds, including the Stellar U.S. Government Income Fund, and each portfolio of Mercantile Funds, including the Mercantile Government & Corporate Bond Fund and the Mercantile National Municipal Bond Fund, each sometimes referred to as a Continuing Fund. If the Agreements and Plans of Reorganization are approved by the shareholders of the respective Continuing Fund, the Stellar U.S. Government Income Fund will be reorganized into the Firstar U.S. Government Income Fund, the Mercantile Government & Corporate Bond Fund will be reorganized into the Firstar Aggregate Bond Fund and the Mercantile National Municipal Bond Fund will be reorganized into the Firstar National Municipal Bond Fund.

     The Stellar U.S. Government Income Fund currently offers two series of shares, A Shares and B Shares, which are similar to Class A Shares and Class B Shares of the Firstar U.S. Government Income Fund. The Mercantile Government & Corporate Bond Fund currently offers four series of shares, Investor A, Investor B, Institutional and Trust Shares, which are similar to Firstar Aggregate Bond Fund's Class A, Class B, Class Y and Institutional Shares, respectively. The Mercantile National Municipal Bond Fund currently offers three series of shares, Investor A, Investor B and Trust Shares, which are similar to Firstar National Municipal Bond Fund's Class A, Class B and Institutional Shares, respectively. Reference in this SAI is to each Continuing Fund's name as it will appear if the reorganization is approved by such Fund's shareholders. In addition, certain of the financial information contained in this SAI is that of the Continuing Funds.

     This SAI pertains to Class A Shares, Class B Shares, Class Y Shares and Institutional Shares of three diversified portfolios, the U.S. Government Income Fund, Aggregate Bond Fund and the National Municipal Bond Fund (collectively the "Funds"). The Company also offers other investment portfolios that are described in a separate statement of additional information. For information concerning these other portfolios, contact Firstar Mutual Fund Services, LLC at 1-800-677-FUND or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

      The Company is an open-end management investment company. The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.

Portfolio Transactions
----------------------

      Subject to the general supervision of the Board of Directors, Firstar Investment Research & Management Company, LLC ("FIRMCO" or the "Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

      The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and each Fund may engage in short-term trading to achieve its investment objective.

      Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Unlike transactions on U.S. stock exchanges that involve the payment of negotiated brokerage commissions, transactions in foreign securities generally involve the payment of fixed brokerage commissions that are generally higher than those in the United States.

      Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

      Fixed income securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

      The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Funds' interests.

      For the fiscal years ended November 30, 1999, 1998 and 1997, the company paid brokerage commissions as follows:

Fund                                         1999       1998       1997
----                                         ----       ----       ----
U.S. Government Income                      $3,987       $400        $0
Aggregate Bond                                   0          0         0
National Municipal Bond                          0          0         0

     None of the brokerage commissions were paid to affiliates of the Company, the Adviser or the Co-Administrators.

     The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Funds. The Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, or B.C. Ziegler and Company (the "Distributor") or an affiliated person of either of them (as such term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or their Adviser, or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

     Investment decisions for the Funds are made independently from those for other investment companies and accounts advised or managed by their Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

     As of November 30, 1999, the Company held securities of its regular brokers or dealers (as defined under the 1940 Act) or their parents as follow:

            Fund                   Broker/Dealer       Total Holdings
            ----                   -------------       --------------

U.S. Government Income Fund              0               161,267,421

Aggregate Bond Fund                      0               135,099,864

National Municipal Bond Fund             0               325,299,488


                        INVESTMENT STRATEGIES AND RISKS

      Ratings. The ratings of Standard & Poor's, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

      The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations.
An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

      Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund involved should continue to hold the security. For a more detailed description of ratings, see Appendix A.

      Securities Lending. Each of the Funds may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the Adviser's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

      Securities lending arrangements with broker/dealers require that the loans be secured by collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.

      Money Market Instruments. The Funds may invest from time to time in "money market instruments," a term that may include, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of thirteen months or less. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

      Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Adviser determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

      Investments by a Fund in commercial paper will consist of issues rated at the time A-1 or A-2 by Standard & Poor's, or P-1 or P-2 by Moody's or similar rating by another nationally recognized rating agency. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

      The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Adviser deems the investment to involve minimal credit risk.

      Investment Companies. The Funds may invest from time to time in securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Funds would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

      U.S. Government Obligations. The Funds may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

     Restricted Securities. The Funds may invest up to 15% of net assets in securities that are illiquid at the time of purchase. While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses. The Funds may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired. Restricted securities may include Rule 144 Securities. These securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. A Fund may treat a Rule 144A security as liquid if determined to be so under procedures adopted by the Board.

     Each Fund may also invest in Section 4(2) commercial paper, subject to the applicable limit, unless the Adviser determines that a liquid market exists. The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.

     When-Issued Purchases, Delayed Delivery and Forward Commitments.  The
Funds may purchase or sell particular securities with payment and delivery taking place at a later date. Additionally, the National Municipal Bond
Fund may purchase or sell securities on a "delayed settlement" basis. This refers to a transaction in the secondary market that will settle some time in the future. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery or settlement takes place. The Aggregate Bond Fund's forward commitments and when-issued purchases are not expected to exceed
25% and those of the U.S. Government Income Fund are not expected to exceed 20% of the value of each Fund's total assets absent unusual market conditions. The National Municipal Bond Fund's forward commitments are not expected to exceed 25%, while its commitments to purchase when-issued securities are not expected to exceed 5% of its total assets under normal market conditions. When any Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid high grade debt securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments ever exceeded 25% for the Aggregate Bond Fund, 20% for the U.S. Government Income Fund and 5% for the National Municipal Bond Fund's commitments to purchase when-issued securities of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

      The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

      When the Funds engage in when-issued, delayed delivery and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

      The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

     Zero Coupon Bonds. Each Fund may invest in zero coupon bonds. Zero coupon bonds have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero coupon bonds only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

      In addition, the U.S. Government Income Fund may invest in zero-coupon convertible securities. Zero-coupon convertible securities are debt securities, which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero-coupon convertible securities increases at a stated yield until the security reaches its face amount at maturity. Zero-coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero-coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity.

      Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. See the discussion under "Stripped Securities" below for more information.

     Stripped Securities. Each Fund may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     Borrowings and Reverse Repurchase Agreements. Each Fund may borrow money to the extent allowed (as described under "Investment Limitations" below) to meet shareholder redemptions from banks or in the case of the U.S. Government Income Fund and Aggregate Bond Fund, through reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value of a Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, a Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

      The U.S. Government Income Fund and Aggregate Bond Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

     The Aggregate Bond Fund intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 5% of its net assets.

Other Investment Considerations - Aggregate Bond and U.S. Government Income
---------------------------------------------------------------------------
Funds (collectively, the "Taxable Bond Funds")
----------------------------------------------

      Foreign Securities. The Aggregate Bond and U.S. Government Income Funds may invest up to 10% and 5%, respectively, of their total assets in securities of foreign issuers. The Funds' investments in the securities of foreign issuers may include both securities of foreign corporations and banks, as well as securities of foreign governments and their political subdivisions.

     Investments in foreign securities, whether made directly in foreign securities or dollar-denominated debt obligations of foreign issuers or through ADRs, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. See "Taxes." Transactions in foreign securities may involve greater time from the trade date until the settlement date than domestic securities transactions, and may involve the risk of possible losses through the holding of securities in custodians and securities depositories in foreign countries. Additional costs associated with an investment in foreign securities may include higher transaction costs and the cost of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Funds do not intend to hedge against foreign currency risk (except on unsettled trades). Changes in currency exchange rates will affect the value of unhedged positions and will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. The Funds and their shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies.

      Repurchase Agreements. The Taxable Bond Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

      The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

      Mortgage-Backed and Asset-Backed Securities. The U.S. Government Income and Aggregate Bond Funds may purchase mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

     The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

      There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders.
Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     The U.S. Government Income Fund may also invest in adjustable rate mortgage securities ("ARMs"). ARMS are actively traded, mortgage-backed securities representing interests in adjustable rather than fixed interest rate mortgages. The Fund invests in ARMS issued by GNMA, FNMA, and FHLMC.

     Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, holders of the ARMS would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing payments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payment and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. government securities.

     Not unlike other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.

     While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.

      As stated in the Prospectus, the Funds may purchase mortgage-backed securities such as collateralized mortgage obligations ("CMOs"). There are several types of mortgage-backed securities which provide the holder with a pro rata interest in the underlying mortgages, and CMOs which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

      Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing, or liquidating such securities.

      In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

      Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.
Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

      Variable Rate Medium Term Notes. The Funds may purchase variable rate medium term notes that provide for periodic adjustments in the interest rates. The adjustments in interest rates reflect changes in an index (which may be the Lehman Brothers Government/Corporate Total Index or the Lehman Brothers Aggregate Bond Index)

Other Investment Considerations - Taxable Bond Funds
----------------------------------------------------

     In order to reduce a negative deviation in return between each Fund and its respective bond index, each Fund will normally attempt to be fully invested.

      In an effort to make a Fund's duration and return comparable to those of its respective bond index, the Adviser will monitor a Fund's portfolio and market changes in accordance with procedures established by the Adviser under
the supervision of the Board of Directors.   The calculation of the Fund's
duration and average portfolio maturity will be based on certain estimates relating to the duration and maturity of the securities held by a Fund. There can be no assurance that these estimates will be accurate or that the duration or average portfolio maturity of a Fund will always remain within the maximum limits described in the Prospectus. The value of each Fund's portfolio, as is generally the case with each bond index, can be expected to vary inversely from changes in prevailing interest rates.

Other Investment Considerations--National Municipal Bond Fund
-------------------------------------------------------------

     The Fund may only invest in investment grade municipal securities, which are those rated in one of the four highest rating categories assigned by one or more rating agencies. Municipal securities rated in the lowest of the four highest rating categories are considered to have speculative characteristics, even though they are of investment grade quality, and will be purchased (and retained) only if the Adviser believes that the issuers have an adequate capacity to pay interest and repay principal. Municipal securities purchased by the Fund whose ratings are subsequently downgraded below the four highest rating categories assigned by a rating agency will be disposed of in an orderly manner, normally within 30 to 60 days. The applicable ratings issued by rating agencies are described in Appendix A to this Statement of Additional Information.

      Although the Fund may invest 25% or more of its respective net assets in
(i) municipal securities whose issuers are in the same state, (ii) municipal securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, no Fund presently intends to do so unless in the opinion of the Adviser the investment is warranted. To the extent that a Fund's assets are invested in municipal securities the issuers of which are in the same state or that are payable from the revenues of similar projects or in private activity bonds, a Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent than it would be if its assets were not so invested.

     From time to time, on a temporary defensive basis due to market conditions, the Fund may hold without any limitation uninvested cash reserves and invest without any limitations in taxable obligations in such proportions as in the opinion of the Adviser, prevailing market or economic conditions warrant. Such instruments may include obligations of the U.S. government, its agencies and instrumentalities and debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest rating categories assigned by one or more rating agencies. Uninvested cash reserves will not earn income. See "Investment Strategies & Risks - Money Market Instruments" above.

     Municipal Obligations. Municipal obligations which may be acquired by the National Municipal Bond Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by the Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand.

     The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

     Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Furthermore, payment of principal and interest on municipal securities of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed, and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted municipal securities. Interest on private activity bonds, although free from regular federal income taxation, may be an item of tax preference for purposes of the federal alternative minimum tax.

     Municipal obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

     Municipal Lease Obligations. The Fund may acquire municipal lease obligations that are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease-purchase payments made. The Adviser determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board of Directors requiring the Adviser to evaluate the credit quality of such obligations and report on the nature of and the Fund's trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. In making a determination that a municipal lease obligation is liquid, the Adviser may consider, among other things (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate. The Fund will not knowingly invest more than 10% of the value of its net assets in securities, including municipal leases, that are illiquid.

     Stand-By Commitments. The National Municipal Bond Fund may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a "stand-by commitment" a dealer agrees to buy from the Fund, at the Fund's option, specified municipal obligations at a specified price. "Stand-by commitments" acquired by the Fund may also be referred to in this Statement of Additional Information as "put" options.

     The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A stand-by commitment may be sold, transferred or assigned by the Fund only with the instrument involved.

     The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

     The Fund intends to enter into "stand-by commitments" only with dealers, banks and broker/dealers which, in the investment adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker/dealers is secured by the value of the underlying municipal obligations that are subject to a commitment.

     The Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying Municipal Securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. "Stand-by commitments" which would be acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a "stand-by commitment" its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     Tax-Exempt Derivatives. Subject to its investment limitations, the Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. The Adviser expects that less than 5% of the Fund's assets will be invested in such securities during the current year. A number of different structures have been used. For example, interests in long-term fixed-rate municipal securities, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put), the underlying municipal securities to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal securities are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal securities which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Company nor the Adviser will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

     Variable and Floating Rate Instruments. Municipal obligations purchased by the Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

     With respect to the variable and floating rate instruments that may be acquired by the National Municipal Bond Fund the Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable U.S. government obligations held by the Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

     The variable and floating rate demand instruments that the Fund may purchase include participations in municipal securities purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

Other Portfolio Information
---------------------------

     Options Trading. The U.S. Government Income Fund and the Aggregate Bond Fund may purchase put and call options. Option purchases by the U.S. Government Income and Aggregate Bond Funds will not exceed 5% and 10%, respectively, of the particular Fund's net assets. Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. This is a highly specialized activity which entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. The Taxable Bond Funds will enter into such transactions only as a hedge against fluctuations in the value of securities which the Funds hold or intend to purchase.

     A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

     Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. In addition, the Taxable Bond Funds may write covered call options listed on a national securities exchange. Such options may relate to particular securities owned by a Fund or which it has the right to acquire. A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option is also covered if a Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian. The aggregate value of the Fund's assets subject to covered options written by the U.S. Government Income Fund and the Aggregate Bond Fund will not exceed 5% and 25%, respectively, of the value of each Fund's net assets during the current year.

     A Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds. When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

     As noted previously, there are several risks associated with transactions in options on securities and indices. These risks include (i) an imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Futures Contracts and Related Options. The Adviser may determine that it would be in the best interest of the Taxable Bond Funds to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by a Fund, or of securities which it intends to purchase to maintain liquidity, to have fuller exposure to price movements in the bond index or to reduce transaction costs. For example, a Fund may enter into transactions involving a bond index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds in the index is made. The Adviser may also determine that it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities.

     Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of a Fund to close open futures positions, which could have an adverse impact on the Fund's ability to hedge.

     Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

     Successful use of futures by the Fund is also subject to the Investment Adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodities and Futures Trading Commissions ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a futures transaction, unless the transaction is covered in accordance with SEC positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid high grade debt securities to the entire amount at risk (less margin deposits) on a continuous basis. The Company intends to comply with the regulations of the CFTC exempting the Fund from registrations as a "commodity pool operator".

     The Taxable Bond Funds intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk. For a more detailed description of futures contracts and futures options, including a discussion of the limitations imposed by federal tax law, see Appendix B.

     Foreign Securities and American Depository Receipts ("ADRs"). The Taxable Bond Funds may invest in sponsored ADRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

     While "sponsored" and "unsponsored" ADR programs are similar, there are differences regarding ADR holders' rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depository), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer's request.

     The Aggregate Bond Fund may also invest in European Depository Receipts ("EDRs"). EDRs are receipts issued by a European financial institution evidencing ownership of underlying foreign securities. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

     Convertible Securities. The Aggregate Bond Fund may hold convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. In investing in convertibles, the Fund is looking for the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

     The Fund may not purchase convertible or other securities that (1) are not rated at the time of purchase investment grade by S&P, Moody's or other nationally recognized rating agencies or (2) are unrated and have not been determined by the Adviser to be of comparable quality to a security rated investment grade. Securities rated below investment grade are predominantly speculative and are commonly referred to as junk bonds. To the extent the Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below a minimum rating for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the security. The Adviser will sell promptly any securities that are non-investment grade as a result of these events and that exceed 5% of the Fund's net assets.


Investment Limitations
----------------------

U.S. GOVERNMENT INCOME FUND

      The U.S. Government Income Fund is subject to the investment limitations enumerated in this subsection, which may be changed with respect to the Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" below).

    The U.S. Government Income Fund may not:

1.   Sell any securities short.

2. Purchase any securities on margin, but it may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

3. Issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed.

4. Except as described in the Prospectus, borrow money or engage in reverse repurchase agreements for investment leverage. However, the Fund may borrow money up to one-third of the value of its total assets as a temporary, extraordinary, or emergency measure or to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Interest paid on borrowed funds will serve to reduce the Fund's income. The Fund will not purchase any securities while borrowings and reverse repurchase agreements in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements.

5. Mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of total assets at the time of the pledge.

Margin deposits for the purchase and sale of futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis are not deemed to be a pledge.

6. With respect to securities comprising 75% of the value of its total assets, purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

7. Underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

8. Purchase or sell real estate, including limited partnership interests. However, the Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities that are secured by real estate or interests in real estate.

9. Purchase or sell commodities, commodity contracts, or commodity futures contracts. However, the Fund may engage in transactions involving futures contracts or options on futures contracts.

10. Lend any of its assets, except portfolio securities up to one-third of the value of its total assets. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objectives, policies, and limitations or the Company's By-Laws.

The directors may change the following investment limitations of the U.S. Government Income Fund without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

1. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and certain restricted securities not determined by the directors to be liquid.

2.   The Fund will limit its investment in other investment companies to:
     - No more than 3% of the total outstanding voting stock of any investment company,
     -  No more than 5% of its total assets in any one investment company,
     - No more than 10% of its total assets in investment companies in general.

3. The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

4. The Fund will not invest more than 5% of its total assets in securities of foreign issuers.

5. As a matter of operating policy, which may be changed without shareholder approval, the Fund will limit the margin deposits on futures contract and options entered into by the Fund to 5% of its net assets.


AGGREGATE BOND FUND AND NATIONAL MUNICIPAL BOND FUND

     Except as otherwise noted in the Prospectus or this Statement of Additional Information, the Company's investment policies are not fundamental and may be changed by the Company's Board of Directors without shareholder approval. However, the Funds also have in place certain fundamental investment limitations, which are set forth below, which may be changed only by a vote of a majority of the outstanding Shares of the Fund.

     The Aggregate Bond Fund and National Municipal Bond Fund may not:

1.   Make investments for the purpose of exercising control or management.

2. Purchase or sell real estate, provided that each Fund may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein; provided further that the Aggregate Bond Fund may invest in first mortgage loans, income participation loans and participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and CMOs;

3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Fund's investment objective, policies and limitations may be deemed to be underwriting.

4. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the National Municipal Bond Fund may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a), with the exception of the National Municipal Bond Fund, this investment limitation shall not apply to a Fund's transactions in options, and futures contracts and related options, and (b) a Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

6. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after and as a result of such investments, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Company or the Fund, except that up to 25% of the Fund's total assets may be invested without regard to such limitations.

7. Purchase any securities which would cause 25% or more of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided however, that (a) with respect to the Aggregate Bond Fund (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and (b) with respect to the National Municipal Bond Fund, there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

8. Borrow money or issue senior securities, except that each Fund may borrow from banks and the Aggregate Bond Fund may enter into reverse repurchase agreements for temporary defensive purposes in amounts not in excess of 10% of the Fund's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Fund's total assets at the time of such borrowing; or purchase securities while its borrowings exceed 5% of its total assets. A Fund's transactions in futures and related options (including the margin posted by a Fund in connection with such transactions), and securities held in escrow or separate accounts in connection with a Fund's investment practices described in the Prospectus or this Statement of Additional Information are not subject to this limitation.

9. Make loans, except that (a) each Fund may purchase or hold debt instruments, lend portfolio securities and make other investments in accordance with its investment objective and policies, and (b) the Aggregate Bond Fund may enter into repurchase agreements.

                                NET ASSET VALUE

      The net asset value per share of each Fund is calculated separately for the Class A Shares, Class B Shares, Institutional Shares and Class Y Shares by adding the value of all portfolio securities and other assets belonging to the particular Fund that are allocated to a particular series, subtracting the liabilities charged to that series, and dividing the result by the number of outstanding shares of that series. Assets belonging to a Fund consist of the consideration received upon the issuance of shares of the particular Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to a Fund are borne by each share of the Fund, except for certain payments under the Funds' Distribution and Service Plans and Shareholder Servicing Plans applicable only to Class A Shares, Class B Shares and Class Y Shares. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a particular Fund are conclusive.

Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 3:00 p.m. Central Time, on each day the Exchange is open for trading. Currently, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving and Christmas.

      Shares which are traded on a recognized domestic stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. The value of a Fund's portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. Exchange- traded securities for which there were no transactions are valued at the current bid prices for
the Funds.   Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities trading in over-the-counter markets in European and Pacific Basin countries is normally completed well before 3:00 p.m. Central time. In addition, European and Pacific Basin securities trading may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the net asset value of a Fund is not calculated. The calculation of the net asset value of a Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 p.m. Central time, and at other times, may not be reflected in the calculation of net asset value of a Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Computation of Offering Price of the Funds. An illustration of the computation of the initial offering price per share of the Class A Shares based on the value of each such Continuing Fund's net assets and number of outstanding securities at November 30, 1999, follows:

                                           U.S.                    National
                                        Government    Aggregate   Municipal
                                       Income Fund    Bond Fund   Bond Fund
                                       -----------   ----------   ---------

Net Assets (000s)                        $162,523      $3,878       $1,582
Number of Shares Outstanding  (000s)
                                          17,248         394         168
Net Asset Value   Per Share                9.42         9.84         9.43
Sales Charge, 4.00%  of offering
price (4.17% of net asset value
per share)                                 0.39         0.41         0.39
Public Offering Price                      9.81         10.25        9.82


      Shareholder organizations or Institutions may be paid by the Funds for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations or Institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder organizations or Institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

      Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

      The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

      In addition to the situations described in the Funds' Prospectus under "Redeeming Shares," the Funds may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Reducing Your Sales Charge on Class A Shares.
---------------------------------------------

     A. Rights of Accumulation

     As stated in the Prospectus, a reduced sales charge applies to any purchase of Class A Shares of any Firstar Fund that is sold with a sales charge (an "Eligible Fund") where an investor's then current aggregate investment is $100,000 or more. "Aggregate investment" means the total of (a) the dollar amount of the then current purchase of shares of an Eligible Fund, and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Fund, with an aggregate current value of $99,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund which is an Equity Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, each subsequent investment in Eligible Fund shares may be added to an investor's aggregate investment at the time of purchase to determine the applicable sales charge.

     B. Letter of Intent

     As discussed in the Prospectus, Class A Shares of the Company purchased over a 13-month period through a Letter of Intent qualify for the same reduced sales charge as if all purchased at once. During the term of the Letter of Intent, the transfer agent will hold in escrow shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when an investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. If total purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect an investor's total purchases. If total purchases are less than the amount specified in the Letter of Intent, an investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, the transfer agent, as attorney-in-fact pursuant to the terms of the Letter of Intent and at the Distributor's direction, will redeem an appropriate number of shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated as the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase of Shares.

      Exchange Privilege. By use of the exchange privilege, shareholders authorize the transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the shareholder or in some cases, the shareholder's registered representative or account representative of record, and believed by the transfer agent to be genuine. The transfer agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

     Exchange transactions described in paragraphs A, B, C, D, E, F and G below will be made on the basis of the relative net asset values per share of the Funds included in the transaction.

     A. Class A Shares of any Fund purchased with a sales charge, as well as additional shares acquired through reinvestment of dividends or distributions on such shares, may be exchanged without a sales charge for other Class A Shares of any other Fund offered by the Company.

     B. Class A Shares of any Fund offered by the Company or Money Market Fund Shares ("MMF Shares") acquired by a previous exchange transaction involving Class A Shares on which a sales charge has directly or indirectly been paid (e.g., shares purchased with a sales charge or issued in connection with an exchange involving shares that had been purchased with a sales charge) as well as additional Shares acquired through reinvestment of dividends or distributions on such Shares, may be exchanged without a sales charge for Class A Shares of any other Fund offered by the Company with a sales charge. To accomplish an exchange under the provisions of this paragraph, investors must notify the transfer agent of their prior ownership of Class A Shares and their account number.

     C. Class B Shares acquired pursuant to an exchange transaction will continue to be subject to a contingent deferred sales charge. However, Class B Shares that have been acquired through an exchange of Class B Shares may be exchanged for other Class B Shares without the payment of a contingent deferred sales charge at the time of exchange. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange.

     D. Class B Shares may be exchanged for MMF Shares (but not for Institutional Money Market Fund Shares) without paying a contingent deferred sales charge. In determining the holding period for calculating the contingent deferred sales charge payable on redemption of Class B Shares, the holding period of the shares originally held will be added to the holding period of the shares acquired through exchange. If the shareholder subsequently exchanges the shares back into Class B Shares of a Fund, the holding period accumulation on the shares will continue to accumulate. In the event that a shareholder wishes to redeem MMF Shares acquired by exchange for Class B Shares of a Fund, the contingent deferred sales charge applicable to the accumulated Class B Shares and Money Market Fund Shares will be charged.

     E. Class A Shares of any Fund may be exchanged without a sales load for Class A Shares in any other Firstar Fund that are offered without a sales load.

     F. Institutional Shares of any Fund may be exchanged for Institutional Shares of any other Firstar Fund.

     G. Class Y Shares of any Fund may be exchanged for Class Y Shares of any other Firstar Fund.

     Except as stated above, a sales load will be imposed when shares of any Fund that were purchased or otherwise acquired without a sales load are exchanged for Class A Shares of another Firstar Fund which are sold with a sales load.

     Class A Shares of any Fund will be exchanged for Institutional Shares if the shares are registered in the name of an employer-sponsored qualified retirement plan administered by Firstar and assets equal or exceed $1 million at the preceding month-end. The date of the exchange will be 15 business days following the month-end in which the plan assets equal or exceed $1 million.

      Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined (plus any applicable sales charge) after acceptance of the request by the Company in accordance with the policies for accepting investments. Exchanges of Shares will be available only in states where they may legally be made.

     Exemptions from CDSC. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i),
(ii) or (iii) below, a shareholder must explain the status of his or her redemption. If you think you may be eligible for a contingent deferred sales charge waiver listed below, be sure to notify your Shareholder Organization or the Distributor at the time Class B Shares are redeemed. The following is a more detailed description of certain of the instances described in the Prospectus in which the contingent deferred sales charge with respect to the B Shares is not assessed:

(i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), due to death, disability or the attainment of a specified age;

(ii) redemptions in connection with the death or disability of a shareholder; or

(iii) redemptions resulting from certain tax-free returns from IRAs of excess contributions pursuant to section 408(d)(4) or (5) of the Code.


Retirement Plans: Class A and Class B Shares of the Funds
---------------------------------------------------------

     Individual Retirement Accounts. The Company has available a plan (the "Traditional IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 -. Distribution of an individual's Traditional IRA assets (and earnings thereon) before the individual attains age 59 - will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income. Earnings on amounts contributed to the Traditional IRA are not subject to federal income tax until distributed.

     The Company also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with compensation for services rendered. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 -, as long as the account owner has earned income. Contributions to a Roth IRA are not deductible. Earnings on amounts contributed to a Roth IRA, however, are not subject to federal income tax when distributed if the distribution is a "qualified distribution" (i.e., the Roth IRA has been held for at least five years beginning with the first tax year for which a contribution was made to any Roth IRA of the account owner and the distribution is due to the account owner's attainment of age 59 -, disability or death, or for qualified first-time homebuyer expenses). A non-qualified distribution of an individual's Roth IRA assets (and the earnings thereon) will (with certain exceptions) result in an additional 10% tax on the amount included in the individual's gross income.

     The Company permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law. A SEP permits an employer to make discretionary contributions to all of its employees' Traditional IRAs (employees who have not met certain eligibility criteria may be excluded) equal to a uniform percentage of each employee's compensation (subject to certain limits). If an employer (including a self-employed individual) established a SARSEP before January 1, 1997, employees may defer a percentage of their compensation -
- pre-tax -- to Traditional IRAs (subject to certain limits). The Code provides certain tax benefits for contributions by an employer, pursuant to a SEP and/or SARSEP, to an employee's Traditional IRA. For example, contributions to an employee's Traditional IRA pursuant to a SEP and/or SARSEP are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     Savings Incentive Match Plan for Employees of Small Employers. The Company also has available a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees' SIMPLE individual retirement accounts ("SIMPLE IRAs"). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee's salary reduction contributions, up to a limit of 3 percent of the employee's compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2 percent of each employee's compensation. As with contributions to an employee's IRA pursuant to a SEP and/or SARSEP, the Code provides tax benefits for contributions by an employer, pursuant to a SIMPLE IRA Plan, to an employee's SIMPLE IRA. For example, contributions to an employee's SIMPLE IRA are deductible (subject to certain limits) and the contributions and earnings thereon are not taxed until distributed.

     In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

     The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting Investor Services at 800-677-FUND. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

      Additional Information Regarding Shareholder Services for Class Shares
      ----------------------------------------------------------------------

      The Class A and Class B Shares of the Funds offer a Periodic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly basis ($50 minimum per transaction). Under the Periodic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month and applies the amount to the purchase of Class A and Class B Shares. The Periodic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Periodic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

      The Periodic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Class A or Class B Shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Class A or Class B Shares to be purchased during periods of lower Class A or Class B Share prices and fewer Class A or Class B Shares to be purchased during periods of higher Class A or Class B Share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis.
Investors should be aware, however, that Class A or Class B Shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Class A or Class B Shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

      The Class A and Class B Shares of the Funds permit shareholders to effect ConvertiFund/R transactions, an automated method by which a shareholder of either of these Classes may invest proceeds from one account to another account of the Class A or Class B Shares of the Firstar family of funds, as the case may be. Such proceeds include dividend distribution, capital gain distributions and systematic withdrawals. ConvertiFund" transactions may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account.

      The Class A and Class B Shares of the Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

Special Procedures for In-Kind Payments
---------------------------------------

      Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 1-800-677-FUND. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

                              DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board of Directors to issue up to 150,000,000,000 full and fractional shares of common stock, $.0001 par value per share, which is divided into thirty classes (each, a "class" or "fund"). Each class below is divided into three series designated as Class Y Shares, Institutional Shares, Class A Shares and Class B Shares (each, a "Series") and consists of the number of shares set forth next to its Fund name in the table below:

Class-Series of        Fund in which Stock             Number of Authorized
Common Stock           Represents Interest             Shares in Each Series
---------------        -------------------             ---------------------

22-Institutional       Aggregate Bond                       100 Million
22-Y                                                        100 Million
22-A                                                        100 Million
22-B                                                        100 Million
23-Institutional       U.S. Government Income               100 Million
23-Y                                                        100 Million
23-A                                                        100 Million
23-B                                                        100 Million
24-Institutional       National Municipal Bond              100 Million
24-Y                                                        100 Million
24-A                                                        100 Million
24-B                                                        100 Million

     The Board of Directors has also authorized the issuance of classes 1 through 21 common stock representing interests in twenty-one other separate investment portfolios which are described in separate statements of additional information. The remaining authorized shares are classified into six additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

     In the event of a liquidation or dissolution of the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series as described in the Funds' Prospectus, shareholders of a Fund are entitled to participate equally in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Shareholders of each class of the Funds are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shareholders of the Funds, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by -portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareholders of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as a Distribution and Service Plan applicable to Class A or B Shares) but not the other series of the same Fund, only the affected series will be entitled to vote. Each Class A or Class B Share of a Fund represents an equal proportionate interest with other Class
A or Class B Shares in that Fund, respectively. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Funds do not have preemptive rights.

      When issued for payment as described in the Funds' Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

      The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                    ADDITIONAL INFORMATION CONCERNING TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

     The National Municipal Bond Fund intends to invest all or substantially all, of its assets in debt obligations, the interest on which is exempt for federal income tax purposes. For the Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

      The National Municipal Bond Fund is designed to provide investors with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Internal Revenue Code of 1986 (the "Code"), H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends ultimately would be taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities, or for whom such facilities, or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.


                           MANAGEMENT OF THE COMPANY

      The business and affairs of the Funds are managed under the direction of the Board of Directors of the Company. The Board is responsible for acting on behalf of the shareholders.

      The Board does not normally hold shareholder meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers
----------------------

            The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:


                       Position(s)
                       held with the    Principal Occupations During Past 5
Name, Address & Age    Company          Years and Other Affiliations
---------------------------------------------------------------------------

James M. Wade          Chairman of the  Vice President and Chief Financial
2802 Wind Bluff        Board            Officer, Johnson Controls, Inc. (a
Circle                                  controls manufacturing company),
Wilmington, NC  28409                   January 1987-May 1991.
Age: 56

Glen R. Bomberger       Director         Executive Vice President, Chief
One Park Plaza                           Financial Officer and Director, A.O.
11270 West Park Place                    Smith Corporation (a diversified
Milwaukee, WI                            manufacturing company) since January
53224-3690                               1987; Director of companies
Age: 62                                  affiliated with A.O. Smith
                                         Corporation; Director, Smith
                                         Investment Company; Director of
                                         companies affiliated with Smith
                                         Investment Company.

Jerry G. Remmel         Director         Vice President, Treasurer and Chief
16650A Lake Circle                       Financial Officer of Wisconsin
Brookfield, WI  53005                    Energy Corporation 1994-1996;
Age: 68                                  Treasurer of Wisconsin Electric
                                         Power Company 1973-1996; Director of
                                         Wisconsin Electric Power Company
                                         1989-1996; Senior Vice President,
                                         Wisconsin Electric Power Company
                                         1988 - 1994; Chief Financial
                                         Officer, Wisconsin Electric Power
                                         Company 1983-1996; Vice President
                                         and Treasurer, Wisconsin Electric
                                         Power Company, 1983 - 1989.


Richard K. Riederer     Director         President and Chief Executive
400 Three Springs                        Officer of Weirton Steel since 1995;
Drive                                    Director of Weirton Steel since
Weirton, WV                              1993; Executive Vice President and
26062-4989                               Chief Financial Officer, Weirton
Age: 55                                  Steel January 1994 - 1995; Vice
                                         President of Finance and Chief
                                         Financial Officer, Weirton Steel
                                         January 1989-1994; Member, Board of
                                         Directors of American Iron and Steel
                                         Institute since 1995; Member, Board
                                         of Directors, National Association
                                         of Manufacturers since 1995; Member,
                                         Board of Directors, WESBANCO since
                                         September 1997; Trustee of Carnegie
                                         Mellon University since 1997.

Charles R. Roy          Director         Vice President - Finance, Chief
14245 Heatherwood                        Financial Officer and Secretary,
Court                                    Rexnord Corporation (an equipment
Elm Grove, WI  53122                     manufacturing company), 1988 - 1992;
Age: 69                                  Vice President - Finance and
                                         Administration, Rexnord Inc., 1982 -
                                         1988; Officer and Director of
                                         several Rexnord subsidiaries until
                                         1992.

Bruce Laning            Director,        President and CEO, FIRMCO since
777 E. Wisconsin        President and    2000; Director, FIRMCO since 2000;
Avenue,                 Treasurer        Senior Vice President, FIRMCO since
Suite 800                                1999; Vice President, FIRMCO since
Milwaukee, WI  53202                     1994.
Age: 40

Bronson J. Haase<F1>    Director         President and CEO of Wisconsin Gas
626 E. Wisconsin                         Company, WICOR Energy, FieldTech
Avenue                                   and Vice President of WICOR, Inc.
Milwaukee, WI 53202                      since 1998; President and CEO of
Age: 55                                  Ameritech - Wisconsin (formerly
                                         Wisconsin Bell) 1993-1998;
                                         President of Wisconsin Bell
                                         Communications 1988-1993; Board of
                                         Directors, The Marcus Corporation;
                                         Trustee of Roundy Foods; Chairman
                                         of the Wisconsin Utilities
                                         Association.

W. Bruce McConnel, III  Secretary        Partner of the law firm of Drinker
One Logan Square                         Biddle & Reath LLP.
18th & Cherry Streets
Philadelphia, PA
19103
Age: 56

Laura J. Rauman         Vice President   Vice President of Operations,
777 E. Wisconsin                         FIRMCO since 1995; Senior Auditor,
Avenue,                                  Price Waterhouse, LLP, prior
Suite 800                                thereto.
Milwaukee, WI 53202
Age: 31

Joseph C. Neuberger     Assistant        Senior Vice President, Firstar
615 E. Michigan Street  Treasurer        Mutual Fund Services, LLC since
Milwaukee, WI 53202                      1994; Manager, Arthur Andersen LLP,
Age: 38                                  prior thereto.


<F1>  Mr. Haase and Mr. Laning are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

     The following chart provides certain information about the Director fees for the year ended October 31, 1999 of the Company's Directors.


                                                             TOTAL
                                                          COMPENSATION
                               PENSION OR                     FROM
                               RETIREMENT    ESTIMATED       COMPANY
                 AGGREGATE      BENEFITS       ANNUAL       AND FUND
   NAME OF     COMPENSATION    ACCRUED AS     BENEFITS    COMPLEX<F1>
   PERSON/       FROM THE     PART OF FUND      UPON        PAID TO
  POSITION        COMPANY       EXPENSES     RETIREMENT    DIRECTORS
  ---------    ------------   -------------  ----------   ------------

James M. Wade     $18,500          $0            $0         $18,500
 Chairman of
  the Board

   Glen R.      $15,000<F2>        $0            $0         $15,000
  Bomberger
  Director

  Jerry G.                         $0            $0         $15,000
   Remmel
  Director

 Richard K.       $15,000          $0            $0         $15,000
  Riederer
  Director

 Charles R.       $15,000          $0            $0         $15,000
     Roy
  Director

 Bronson J.       $15,000          $0            $0         $15,000
    Haase
  Director


     <F1> The "Fund Complex" includes only the Company.  The Company is comprised of 24 separate portfolios.
     <F2> Includes $15,000 which Mr. Bomberger elected to defer under the
          Company's deferred compensation plan.

     Each Director receives an annual fee of $10,000, a $1,000 per meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $3,500 per annum for services in such capacity. For the fiscal year ended October 31, 1999, the Directors and Officers received aggregate fees and reimbursed expenses of $88,492. Mr. Laning, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President and Treasurer, Vice President and Assistant Treasurer, respectively, although FIRMCO, of which Mr. Laning and Ms. Rauman are President and Vice President of Operations, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. FIRMCO is a wholly owned subsidiary of Firstar Corporation. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

      Directors, employees, retirees and their families of Firstar Corporation or its affiliates are exempt and do not have to pay front-end sales charges (provided the status of the investment is explained at the time of investment) on purchases of Class A Shares. These exemptions to the imposition of a front-end sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

Advisory Services
-----------------

      FIRMCO, a Wisconsin limited liability company and subsidiary of Firstar Corporation, a bank holding company, became the investment adviser to the U.S. Government Income Fund on April 1, 2000, and to the Aggregate Bond Fund and National Municipal Bond Fund on March 1, 2000.

      Prior to April 1, 2000, investment advisory services for the U.S. Government Income Fund were provided by the Capital Management Division of Firstar Bank, N.A., also a subsidiary of Firstar Corporation. Prior to March 1, 2000, investment advisory services for the Aggregate Bond Fund and National Municipal Bond Fund were provided by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation.

      FIRMCO is also the investment adviser to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Growth Fund, Intermediate Bond Market Fund, Balanced Income Fund, Balanced Growth Fund, National Municipal Bond Fund, Emerging Growth Fund, MicroCap Fund, MidCap Index Fund, International Equity Fund, Core International Equity Fund and Small Cap Aggressive Growth Fund. In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

      In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by each Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive advisory fees otherwise payable by the Funds.

      For the services provided and expenses assumed by Firstar Bank, N.A. under its Investment Advisory Agreement in effect for the fiscal years ended November 30, 1999, 1998 and1997, the following advisory fees were paid by the U.S. Government Income Fund:

             Net Advisory Fees Paid (Any Waivers)
             ------------------------------------

       1999               1998               1997
       ----               ----               ----
     $956,781           $806,064           $819,582

      For the services provided and expenses assumed by MVA under its Investment Advisory Agreement in effect for the fiscal years ended November 30, 1999, 1998 and1997, the following advisory fees were paid by the Aggregate Bond Fund and National Municipal Bond Fund, respectively:

                        Net Advisory Fees Paid (Any Waivers)
                        ------------------------------------

                               1999              1998               1997
                               ----              ----               ----
Aggregate Bond Fund          $795,816          $913,545           $743,332
National Municipal Bond     $2,017,683    $1,389,193(663,264)  $0(1,812,782)
Fund

      Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

      REGULATORY MATTERS. Conflict of interest restrictions may apply to the receipt of compensation paid pursuant to a Servicing Agreement by a Fund to a financial intermediary in connection with the investment of fiduciary funds in a Funds' Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

      Shares of the Funds are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Bank, N.A. or FIRMCO, their affiliates or any other bank, or any other governmental agency. An investment in the Funds involves risks including possible loss of principal.


Administration and Distribution Services
----------------------------------------

      Firstar Mutual Fund Services, LLC and B. C. Ziegler and Company ("Ziegler") are Co-Administrators to the Funds. Under the Co-Administration Agreement, the following administrative services are provided jointly by the Co-
Administrators: assist in maintaining office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareholder Organizations and Institutions; and generally assist in the Funds' operations. The following administrative services are provided by Ziegler: review and comment upon the registration statement and amendments thereto prepared by Firstar Mutual Fund Services, LLC or counsel to the Company, as requested by Firstar Mutual Fund Services, LLC; review and comment upon sales literature and advertising relating to the Company, as requested by Firstar Mutual Fund Services, LLC; assist in the administration of the marketing budget; periodically review Blue Sky registration and sales reports for the Funds; attend meetings of the Board of Directors, as requested by the Board of Directors of the Company; and such other services as may be requested in writing and expressly agreed to by Ziegler. The following administrative services are provided by Firstar Mutual Fund Services,
LLC: compile data for and prepare, with respect to the Funds, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareholders; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual reports to Fund shareholders and Registration Statements for the Funds; monitor each Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from each Fund; monitor each Fund's status as a regulated investment company under Subchapter M of the Code; maintain each Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of each Fund as set forth in the Prospectus, SAI, By-laws and Articles of Incorporation.

     The Co-Administrators are entitled to receive a fee for their administrative services, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion. The Co-Administrators may voluntarily waive all or a portion of their administrative fee from time to time. These waivers may be terminated at any time at the Co-Administrators' discretion.

      Each of the Co-Administrators has agreed to pay all expenses incurred by it in connection with its administrative activities. Under the Co-Administration Agreement, the Co-Administrators are not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Co-Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Co-Administrators in the performance of their respective duties or from their reckless disregard of their duties and obligations under the Agreement.

      For administrative services provided to the Continuing Funds for the fiscal years ended November 30, 1999, 1998 and 1997, the following administrative fees were paid:

                                U.S. Government Income Fund
                                ---------------------------
                   Net Administration Fees Paid
                   ----------------------------

   Fiscal year                                                 Fiscal year
    ended 1999     10/1/98 - 11/20/98    12/1/97-9/30/98       ended 1997
   -----------     ------------------    ---------------       -----------
   $175,409<F1>        $27,751<F1>        $128,867<F2>        $126,436<F2>

                                       Aggregate Bond Fund
                                       -------------------
                   Net Administration Fees Paid
                   ----------------------------

     1999<F3>             1998                1997
     --------             ----                ----
$176,852(176,852)   $203,015(203,004)   $165,196(165,189)


                              National Municipal Bond Fund
                              ----------------------------
                   Net Administration Fees Paid
                   ----------------------------

     1999<F3>             1998                1997
     --------             ----                ----
$366,861(366,848)   $318,915(427,432)   $181,277(478,060)


<F1> From October 1, 1998 to ---------, 2000 Firstar Mutual Fund Services, LLC
     provided administrative services to the U.S. Government Income Fund.
<F2> Prior to October 1, 1998, Federated Administrative Services provided administrative services to the U.S. Government Income Fund at an annual rate of 0.12% of the Fund's average daily net assets.
<F3> Prior to January 1, 2000, BISYS Fund Services Ohio, Inc. ("BISYS") served as administrator to the Continuing Funds of the Aggregate Bond and the National Municipal Bond Funds. Effective January 1, 2000, BISYS and Firstar Mutual Fund Services, LLC serve as co-administrators of the Funds.

The Distributor provides distribution services for each Fund as described in the Funds' Prospectus pursuant to a Distribution Agreement with the Funds under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Funds' shares) and of printing and distributing all sales literature. For the fiscal years ended November 30, 1999, 1998 and 1997, the following fees were paid for distribution services:


                U.S. Government Income Fund
                   Distribution Fees Paid
                ---------------------------
       1999               1998                1997
       ----               ----                ----
        $0                 $0                  $0

                 Aggregate Bond Fund<F1>
                 Distribution Fees Paid
                     Class A Shares
                 ----------------------
    1999<F2>            1998<F2>            1997<F2>
    --------            --------            --------
     $7,960              $8,853              $9,635

                     Class B Shares
                     --------------

    1999<F2>            1998<F2>           1997<F2>
    --------            --------           --------
     $11,981             7,194               4,075


             National Municipal Bond Fund 1
                 Distribution Fees Paid
                 ----------------------
                     Class A Shares
                 ----------------------
     1999<F2>           1998<F2>            1997<F2>
     --------           --------            --------
     $12,643             $9,641              $4,340


                     Class B Shares
                     --------------

    1999<F2>            1998<F2>           1997<F2>
    --------            --------           --------
     $16,367             7,014              34,256


<F1> With respect to each Fund's Institutional and Class Y Shares, no compensation is payable by the Funds for distribution services.

<F2> BISYS Fund Services Limited Partnership served as distributor of the
     Aggregate Bond and National Municipal Bond Funds Shares for the fiscal years ending November 30, 1999, 1998 and 1997.

Shareholder Organizations
-------------------------

Class A Shares
      As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support and/or distribution services to customers of the Shareholder Organizations who are the beneficial owners of Class A Shares of the Fund. Under the agreements, the Funds may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Class A Shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements or Distribution and Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and
(ix) other similar services requested by the Funds. In addition, Shareholder Organizations, under the Distribution and Service Plan applicable to Class A Shares, may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Class A Shares. All fees paid under these agreements are borne exclusively by the Funds' Class A Shares.

     The Funds' arrangements with Shareholder Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan) for the Class A Shares, which have been adopted by the Board of Directors.

Class B Shares
     The Company has also adopted a Distribution and Service Plan pursuant to Rule 12b-1 and a Service Plan with respect to the Class B Shares of the Funds. Under the Distribution and Service Plan, payments by the Company (i) for distribution expenses may not exceed 0.75% (annualized) of the average daily net assets attributable to a Fund's outstanding Class B Shares; and (ii) for shareholder liaison services may not exceed 0.25% (annualized), respectively, of the average daily net assets attributable to each Fund's outstanding Class B Shares. Under the separate Service Plan for the Class B Shares, payments by the Company for shareholder administrative support services may not exceed 0.25% (annualized) of the average daily net assets attributable to each Fund's outstanding Class B Shares.

      Because the Distribution and Service Plans contemplate the provision of services related to the distribution of Class A and Class B Shares (in addition to support services), those Plans have been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Directors reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements under the Plans and the purposes for which the expenditures were made. In addition, the arrangements must be approved annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Funds (as defined in the 1940
Act) and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

Class Y Shares
      As stated in the Funds' Prospectus, the Funds intend to enter into agreements from time to time with Shareholder Organizations providing for support services to customers of the Shareholder Organizations who are the beneficial owners of Class Y Shares of the Fund. Under the agreements, the Funds may pay Shareholder Organizations up to 0.25% (on an annualized basis) of the average daily net asset value of Class Y Shares beneficially owned by their customers. Support services provided by Shareholder Organizations under their Service Agreements may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing sub-accounting with respect to shares beneficially owned by customers or the information necessary for sub-accounting; (vi) forwarding shareholder communications; (vii) assisting in processing share purchase, exchange and redemption requests from customers;
(viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Funds. All fees paid under these agreements are borne exclusively by the Funds' Class Y Shares.

      The Funds' arrangements with Shareholder Organizations under the agreements are governed by one Plan (a Service Plan) for the Class Y Shares, which has been adopted by the Board of Directors.

      The Funds believe that there is a reasonable likelihood that their arrangements with Shareholder Organizations will benefit each Fund and the holders of Class A, Class B and Class Y Shares as a way of allowing Shareholder Organizations to participate with the Funds in the provision of support and distribution services to customers of the Shareholder Organization who own Class A, Class B or Class Y Shares. Any material amendment to the arrangements with Shareholder Organizations under other agreements must be approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding Class A or Class B Shares of the Fund involved. So long as the Plans are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940
Act) of the Funds will be committed to the discretion of such Disinterested Directors.

     For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Investor A Shares of the Aggregate bond Fund, $12,711 was charged, and $9,019 was paid to affiliates of MVA. With respect to the National Municipal Bond Fund, $13,504 was charged and $1,211 was paid to affiliates of MVA.

     Under the terms of their agreement with Firstar, Shareholder Organizations are required to provide a schedule of any fees that they may charge to their customers relating to the investment of their assets in shares covered by the agreements. In addition, investors should contact their Shareholder Organizations with respect to the availability of shareholder services and the particular Shareholder Organization's procedures for purchasing and redeeming shares. It is the responsibility of Shareholder Organizations to transmit purchase and redemption orders and record those orders in customers' accounts on a timely basis in accordance with their agreements with customers. At the request of a Shareholder Organization, the transfer agent's charge of $12.00 for each payment made by wire of redemption proceeds may be billed directly to the Shareholder Organization.

     For the fiscal year ended November 30, 1999, pursuant to the Distribution and Services Plan for Investor B Shares of the Aggregate Bond Fund, $7,555 was charged of which $5,337 was paid to MVA and for the National Municipal Bond Fund $7,727 was charged of which $5,615 was paid to MVA. For the fiscal year ended November 30, 1999, pursuant to the Administrative Services Plan for the Institutional Shares of the Continuing Fund of the Aggregate Fund $23,382 was charged of which $20,697 was paid to affiliates of MVA.

            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

      Firstar Bank, N.A. serves as custodian of all the Funds' assets. Under the Custody Agreement, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. Firstar Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that Firstar Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Bank, N.A. is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's next $1 billion and 0.005% on the balance. In addition, Firstar Bank, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

      Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for each Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds. For its transfer agency and dividend disbursing services, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $15.00 per shareholder account with an annual minimum of $24,000 per Fund, plus a 0.01% asset - based fee, and certain other transaction charges and reimbursement for expenses.

      In addition, all of the Funds have entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, at the following annual rates of the market value of each Fund's assets; U.S. Government Income Fund, Aggregate Bond Fund and National Municipal Bond Fund -- $58,500 on the first $100 million, 0.03% on the next $200 million, 0.015% on the balance, plus out-of-pocket expenses, including pricing expenses.

                                    EXPENSES

      Operating expenses of the Funds include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareholder Organization fees (Class A, Class B and Class Y Shares only), charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Funds also pay any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

           , independent accountants, [address], serve as auditors for the Company. The Company's Annual Report to Shareholders with respect to the U.S. Government Income Fund for the fiscal year ended November 30, 1999 was prepared
by         and has been filed with the SEC.  The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report (the "U.S. Government Income Fund's Financial Statements") are incorporated by reference into this Statement of Additional Information. The U.S. Government Income Fund's Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of as experts in accounting and auditing.  The Company's Annual Report to Shareholders with respect to the Aggregate Bond Fund and National Municipal Bond Fund for the fiscal year ended November 30, 1999 was prepared by and has been filed with the SEC. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report (the "Aggregate Bond and National Municipal Bond Funds' Financial Statements") are incorporated by reference into this Statement of Additional Information. The Aggregate Bond and National Municipal Bond Funds' Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon
the authority of       as experts in accounting and auditing.


                                    COUNSEL

      Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996, serve as counsel to the Company and will pass upon the legality of the shares offered by the Funds' Prospectus.

                            PERFORMANCE CALCULATIONS

      From time to time, the total return of the Class A Shares, Class B Shares, Institutional Shares and Class Y Shares of each Fund and the yields of such shares of the Funds may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Firstar Funds Center at 1-800-677-FUND.

Yield Calculations
------------------

      Yield is computed based on the net income of a series of shares of a Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, the yield of a series of shares is calculated by dividing the net investment income per share for that series (as described below) earned during a 30-day (or one-month) period by the net asset value per share for that series (including the maximum front end sales charge of 4.00% for the Class A Shares of the Funds) on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Net investment income per share earned during the period attributable to that series is based on the average daily number of shares of the series outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that series minus expenses accrued for the period, attributable to that series net of reimbursements.

This calculation can be expressed as follows:

                               a-b      6
                  Yield = 2 [(----- + 1) - 1]
                              c x d

              Where:    a =   dividends and interest earned during the period.

                        b = expenses accrued for the period (net of reimbursements).

                        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                        d = Maximum offering price per share on the last day of the period.

      For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

      Interest earned on tax-exempt obligations of the National Municipal Bond Fund that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

      With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

      Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

      In addition, the National Municipal Bond Fund may advertise a "tax-equivalent yield" which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Fund. This is done by increasing the yield of the series of shares (calculated as stated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate. This is computed by: (a) dividing the portion of the Fund's yield for a particular series (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent" yield will always be higher than the yield of the Fund.


     The following are the standard yields for the Continuing Funds' shares for the 30-day period ended November 30, 1999.

FUND                                    30-DAY YIELD
----                                    ------------

U.S. Government Income Fund
     Class A                                 5.87%
     Class B                                 5.87%

Aggregate Bond Fund
     Class Y                                 5.76%
     Institutional Shares                    6.06%
     Class A                                 5.48%
     Class B                                 5.05%

     The following are the tax-equivalent yields for the Continuing Fund's shares for the 30-day period ended November 30, 1999.

                                         30-DAY TAX-
FUND                                   EQUIVALENT YIELD
----                                   ----------------

National Municipal Bond Fund
     Institutional Shares                    7.80%
     Class A                                 7.10%
     Class B                                 6.14%


Total Return Calculations.
--------------------------

      Each Fund computes "average annual total return" separately for its Class A, Class B, Institutional and Class Y Shares. Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. This is computed by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                n
                        P(1 + T) = ERV

                  Where: T =  average annual total return.

                       ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                        P =   hypothetical initial payment of $1,000.

                        n = period covered by the computation, expressed in terms of years.

      The Funds may compute aggregate total return, which reflects the total percentage change in value over the measuring period. The Funds compute their aggregate total returns separately for the Class A, Class B, Class Y and Institutional Series, by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                         ERV
                  T = [(-----) - 1]
                          P

      The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. In addition, the Funds' average annual total return and aggregate total return reflect the deduction of the 4.00% maximum front end sales charge for the Funds in connection with the purchase of Class A Shares and the maximum sales load charged in connection with redemptions of Class B Shares (5.00%). The Funds may also advertise total return data without reflecting sales charges in accordance with the rules of the Securities and Exchange Commission. Quotations that do not reflect the sales charge will, of course, be higher than quotations that do reflect the sales charge.

     The total return and yield of a Fund's Shares may be compared in publications to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices, to rankings, or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the total return and yield, as appropriate, of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. The total return of a Fund's shares may be compared to the Lehman Brothers Government/Corporate Bond Index, Lipper U.S. Government Fund Average, Lehman Brothers 1-3 Year Government/Corporate Bond Index; the Merrill Lynch 1-2.99 U.S. Treasury Bond Index; the Lehman Brothers Intermediate Government/Corporate Bond Index; the Lehman Brothers 5-Year General Obligation Bond Index; the Lehman Brothers Government/Corporate Bond Index; and the Consumer Price Index. Total return and yield data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

     Performance quotations represent past performance, and should not be considered as representative of future results. Performance assumes the reinvestment of all net investment income and capital gains and reflects fee waivers. In the absence of fee waivers, performance would be reduced. The investment return and principal value of an investment in a Fund's series of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's series of shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of yield and total return and will reduce the yield and total return received by the accounts.

In addition, a Fund's average annual total return quotations reflect the deduction of the maximum front-end sales charge in connection with the purchase of Class A Shares and the deduction of any applicable contingent deferred sales charge with respect to Class B Shares. Because the Institutional Shares and Class Y Shares are new, no performance history is provided.

The following are the average annual total returns for shares of the Continuing Funds from the date of each Fund's inception through November 30, 1999:



                                              AVERAGE ANNUAL TOTAL RETURN
                                               ---------------------------
                                                       FOR THE 5          FOR THE 10            SINCE
                               FOR THE YEAR           YEARS ENDED        YEARS ENDED         COMMENCEMENT
          FUND                 ENDED 11/30/99           11/30/99           11/30/99         OF OPERATIONS
           ----                ---------------        -----------         ------------       -------------
U.S. Government Income              (5.77)%              5.58%                N/A                4.60%
   Class A Shares<F1>               (6.99)%               N/A                 N/A                0.24%
   Class B Shares<F2>
Aggregate Bond
   Institutional Shares<F3>         (0.83)%              7.09%                N/A                6.85%
   Y Shares<F4>                     (1.12)%              6.78%                N/A                5.04%
   Class A Shares<F5>               (5.12)%              5.87%               6.10%               6.56%
   Class B Shares<F6>               (6.49)%               N/A                 N/A                5.27%
National Municipal Bond
   Institutional Shares<F7>         (2.97)%               N/A                 N/A                4.33%
   Class A Shares<F7>               (6.79)%               N/A                 N/A                2.78%
   Class B Shares<F7>               (8.63)%               N/A                 N/A                2.41%



<F1> Commenced operations on January 5, 1993.
<F2> Commenced operations on April 27, 1998.
<F3> Commenced operations on February 1, 1991.
<F4> Commenced operations on January 3, 1994.
<F5> Commenced operations on June 15, 1988.
<F6> Date of initial public investment on March 7, 1995.
<F7> Commenced operations on November 18, 1996.


                                 MISCELLANEOUS

     As used in this SAI and in the Funds' Prospectus, a majority of the outstanding shares of a Fund or portfolio means, with respect to the approval of an investment advisory agreement or a charge in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or portfolio.

     As of        , 2000, the Adviser and its affiliates held of record
substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolios of the Company because they possessed sole voting or investment power with respect to such shares:

Fund                            Percentage Owned
----                            -----------------
Money Market                               %
                                      -----
Institutional Money Market                 %
                                      -----
Tax-Exempt Money Market                    %
                                      -----
U.S. Treasury Money Market                 %
                                      -----
U.S. Government Money Market               %
                                      -----
Growth and Income                          %
                                      -----
Short-Term Bond Market                     %
                                      -----
Intermediate Bond Market                   %
                                      -----
Bond IMMDEX/TM                             %
                                      -----
Tax-Exempt Intermediate Bond               %
                                      -----
Balanced Income                            %
                                      -----
Balanced Growth                            %
                                      -----
Growth and Income                          %
                                      -----
Equity Index                               %
                                      -----
Growth                                     %
                                      -----
Special Growth                             %
                                      -----
MidCap Index                               %
                                      -----
Emerging Growth                            %
                                      -----
MicroCap                                   %
                                      -----
Core International Equity                  %
                                      -----
International Equity                       %
                                      -----

[At such date, no other person was known by the Company to hold of record or beneficially 5 % or more of the outstanding shares of any investment portfolios of the Company.]



                                      APPENDIX A


COMMERCIAL PAPER RATINGS
-------------------------

     A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

     Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.


     The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer failed to meet scheduled principal and/or interest payments.


     Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+"to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     "B" - Securities possess speculative credit quality. This designation indicates uncertain capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is highly uncertain and solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.


     Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

     "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.



CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
-----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "c" - The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

     p - The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     * - Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     "r" - The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (-) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally.
These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

     "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. This is the lowest investment grade category.

     "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%,
and "D" the lowest recovery potential,   i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

     'NR' indicates the Fitch IBCA does not rate the issuer or issue in question.

     'Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     RatingAlert: Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

     Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," - A rating of BB suggests that the likelihood of default is considerably less than for lower-rated issues, although there are significant uncertainties that could affect the ability to adequately service debt obligations.

     "B" - Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

     "CCC" - Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

     "CC" - This rating is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
-----------------------

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

     Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.


                                   APPENDIX B

             ADDITIONAL INFORMATION CONCERNING FUTURES AND RELATED
                                    OPTIONS


      As stated in the Prospectus, certain of the Funds may enter into futures contracts and options for hedging or other purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts
     -------------------------------

      Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A Fund presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, through using futures contracts.

      Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

      Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund's portfolio tends to move in concert with the futures market prices of long-term U.S. Treasury bonds ("Treasury bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

      In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

      The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

      If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

      Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investment in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the fund may purchase.

      For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

      The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

      If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

      In each transaction, expenses would also be incurred.

II.  Index Futures Contracts.
     -------------------------

      A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      A Fund may sell index futures contracts as set forth in the Prospectus. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase index futures contracts. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

               ANTICIPATORY PURCHASE HEDGE:  Buy the Future Hedge
                  Objective:  Protect Against Increasing Price

               Portfolio                        Futures
               ---------                        --------

                             -Day Hedge is Placed-

      Anticipate Buying $62,500             Buying 1 Index Futures at 125

           Equity Portfolio               Value of Futures=$62,500/Contract

                             -Day Hedge is Lifted-

      Buy Equity Portfolio with              Sell 1 Index Futures at 130
        Actual Cost = $65,000            Value of Futures = $65,000/Contract

 Increase in Purchase Price = $2,500           Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

              Portfolio                                Futures
              ----------                               --------

                             -Day Hedge is Placed-

    Anticipate Selling $1,000,000            Sell 16 Index Futures at 125
           Equity Portfolio                 Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

        Equity Portfolio - Own               Buy 16 Index Futures at 120
     Stock with Value = $960,000             Value of Futures = $960,000
  Loss in Portfolio Value = $40,000           Gain on Futures = $40,000


If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

              Portfolio                                Futures
              ----------                               -------

                             -Day Hedge is Placed-

      Anticipate Buying $62,500             Buying 1 Index Futures at 125

           Equity Portfolio               Value of Futures=$62,500/Contract


              Portfolio                                Futures
              ---------                                -------

                             -Day Hedge is Lifted-

      Buy Equity Portfolio with              Sell 1 Index Futures at 120
        Actual Cost - $60,000            Value of Futures = $60,000/Contract
 Decrease in Purchase Price = $2,500           Loss on Futures = $2,500


                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

              Portfolio                                Futures
              ----------                               -------

                             -Day Hedge is Placed-

    Anticipate Selling $1,000,000            Sell 16 Index Futures at 125
           Equity Portfolio                 Value of Futures = $1,000,000

                             -Day Hedge is Lifted-

        Equity Portfolio - Own               Buy 16 Index Futures at 130
    Stock with Value = $1,040,000           Value of Futures = $1,040,000
  Gain in Portfolio Value = $40,000           Loss on Futures = $40,000


III.      Futures Contracts on Foreign Currencies
          ---------------------------------------
          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by the International Equity Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV.       Margin Payments
          ---------------
          Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, the Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser and, where applicable, the Sub-Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V.        Risks of Transactions in Futures Contracts.
          -------------------------------------------

          There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.
 To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser and, where applicable, Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Successful use of futures by a Fund is also subject to the Adviser's or, where applicable, the Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI.       Options on Futures Contracts.
          ------------------------------

          A Fund may purchase options on the futures contracts described above and, if permitted by its investment objective and policies, may also write options on futures contracts. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities that the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or write call options on futures contracts rather than sell futures contracts.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).
 Although permitted by their fundamental investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VII.      Accounting and Tax Treatment.
          -----------------------------

          Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

     The tax principles applicable to futures contracts and options are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

                          PART C.  OTHER INFORMATION

     Item 23.  Exhibits.

            (a)   (1)    Articles of Incorporation filed February 19, 1988 is
                         incorporated by reference to Exhibit (1)(a) to Post-
                         Effective Amendment No. 28 to the Registration
                         Statement, filed February 15, 1996 ("Post-Effective
                         Amendment No. 28").

                  (2) Amendment No. 1 to the Articles of Incorporation filed June 30, 1989 is incorporated by reference to Exhibit
                         (1)(b) to Post-Effective Amendment No. 28.

                  (3) Amendment No. 2 to the Articles of Incorporation filed June 30, 1989 is incorporated by reference to Exhibit
                         (1)(c) to Post-Effective Amendment No. 28.

                  (4) Amendment No. 3 to the Articles of Incorporation filed November 12, 1991 is incorporated by reference to Exhibit (1)(d) to Post-Effective Amendment No. 28.

                  (5) Amendment No. 4 to the Articles of Incorporation filed August 18, 1992 is incorporated by reference to Exhibit
                         (1)(e) to Post-Effective Amendment No. 28.

                  (6) Amendment No. 5 to the Articles of Incorporation filed October 23, 1992 is incorporated by reference to Exhibit (1)(f) to Post-Effective Amendment No. 28.

                  (7) Amendment No. 6 to the Articles of Incorporation filed January 26, 1993 is incorporated by reference to Exhibit (1)(g) to Post-Effective Amendment No. 28.

                  (8) Amendment No. 7 to the Articles of Incorporation filed February 10, 1994 is incorporated by reference to Exhibit (1)(h) to Post-Effective Amendment No. 28.

                  (9) Amendment No. 8 to the Articles of Incorporation filed December 29, 1994 is incorporated by reference to Exhibit (1)(i) to Post-Effective Amendment No. 28.

                  (10) Amendment No. 9 to the Articles of Incorporation filed July 20, 1995 is incorporated by reference to Exhibit
                         (1)(j) to Post-Effective Amendment No. 28.

                  (11) Amendment No. 10 to the Articles of Incorporation filed November 10, 1995 is incorporated by reference to Exhibit (1)(k) to Post-Effective Amendment No. 28.

                  (12) Amendment No. 11 to Articles of Incorporation filed July 21, 1997 with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (1)(l) to Post-Effective Amendment No. 32.

                  (13) Amendment No. 12 to Articles of Incorporation filed January 12, 1998 with respect to change of name to Firstar Funds, Inc. is incorporated by reference to Exhibit (1)(m) to Post-Effective Amendment No. 34.

                  (14) Amendment No. 13 to Articles of Incorporation filed February 17, 1999 with respect to Retail B Shares is incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 36.

                  (15) Amendment No. 14 to Articles of Incorporation filed October 15, 1999 with respect to Core International Equity Fund is incorporated by reference to Exhibit
                         (a)(15) to Post-Effective Amendment No. 38.

                  (16) Amendment No. 15 to Articles of Incorporation filed October 15, 1999 with respect to MidCap Index Fund is incorporated by reference to Exhibit (a)(16) to Post-Effective Amendment No. 38.

                  (17) Form of Amendment No. 16 to Articles of Incorporation filed May 12, 2000 with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (a)(17) to Post-Effective Amendment No. 39.

                  (18) Form of Amendment No. 17 to Articles of Incorporation filed ______ ___, 2000 with respect to the Aggregate Bond Fund, National Municipal Bond Fund and U.S. Government Income Fund.

                  (19) Form of Amendment No. 18 to Articles of Incorporation filed ________ __, 2000 with respect to Y Shares.

            (b)   (1)    Registrant's By-laws dated September 9, 1988 are
                         incorporated by reference to Exhibit (2)(a) to Post-
                         Effective Amendment No. 28.

                  (2) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 23, 1990 is incorporated by reference to Exhibit (2)(b) to Post-Effective Amendment No. 28.

                  (3) Amendment to By-Laws as approved by the Registrant's Board of Directors on February 15, 1991 is incorporated by reference to Exhibit (2)(c) to Post-Effective Amendment No. 28.

                  (4) Amendment to By-Laws as approved by the Registrant's Board of Directors on June 21, 1991 is incorporated by reference to Exhibit (2)(d) to Post-Effective Amendment No. 28.

            (c)   (1)    See Articles V and VII of the Articles of Incorporation
                         which are included as Exhibit (a)(14) and incorporated by reference to Exhibits (1)(a) and (1)(i) to Post-
                         Effective Amendment No. 28 and Article II, Sections 1,
                         9 and 10 of Article III, Sections 1, 2 and 3 of Article
                         V and Section II of Article VII of the By-laws which are incorporated by reference to Exhibits 2(a)-2(d) of Post-Effective Amendment No. 28.

            (d)   (1)    Investment Advisory Agreement between Registrant and
                         First Wisconsin Trust Company dated August 29, 1991 with respect to the Money Market Fund, U.S. Government
                         Money Market Fund, Tax-Exempt Money Market Fund, Income and Growth Fund, Short-Intermediate Fixed Income Fund,
                         Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index
                         Fund, Institutional Money Market Fund and U.S. Federal
                         Money Market Fund is incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 28.

                  (2) Assumption and Guarantee Agreement between First Wisconsin Trust Company and First Wisconsin Asset Management dated February 3, 1992 is incorporated by reference to Exhibit (5)(b) to Post-Effective Amendment No. 28.

                  (3) Investment Advisory Agreement between Registrant and First Wisconsin Asset Management dated March 27, 1992 with respect to the Balanced Fund is incorporated by reference to Exhibit (5)(c) to Post-Effective Amendment No. 28.

                  (4) Addendum No. 1 dated December 27, 1992 to Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Growth Fund (formerly the MidCore Growth Fund) and Intermediate Bond Market Fund is incorporated by reference to Exhibit (5)(d) to Post-Effective Amendment No. 28.

                  (5) Addendum No. 2 dated February 5, 1993, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit
                         (5)(e) to Post-Effective Amendment No. 28.

                  (6) Assumption and Guarantee Agreement between Firstar Trust Company and Firstar Investment Research and Management Company dated June 17, 1993 with respect to the Income and Growth Fund is incorporated by reference to Exhibit (5)(f) to Post-Effective Amendment No. 28.

                  (7) Addendum No. 3 dated September 2, 1997, to Investment Advisory Agreement between the Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the International Equity Fund is incorporated by reference to Exhibit (5)(g) to Post-Effective Amendment No. 32.

                  (8) Amended and Restated Sub-Advisory Agreement among Firstar Investment Research and Management Company, the Registrant and Hansberger Global Investors, Inc. dated June 15, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit (5)(h) to Post-Effective Amendment No. 32.

                  (9) Addendum No. 4 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company dated March 27, 1992 with respect to the MicroCap Fund is incorporated by reference to Exhibit (5)(i) to Post-Effective Amendment No. 28.

                  (10) Addendum No. 6 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company dated December 1, 1997 with respect to the Balanced Income Fund is incorporated by reference to Exhibit (5)(j) to Post-Effective Amendment No. 34.

                  (11) Addendum No. 5 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company dated as of August 15, 1997 with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (5)(k) to Post-Effective Amendment No. 32.

                  (12) Investment Sub-Advisory Agreement among the Registrant, Firstar Investment Research & Management Company, LLC and The

                         Glenmede Trust Company dated November 1, 1999 with respect to the Core International Equity Fund is incorporated by reference to Exhibit (d)(12) to Post-Effective Amendment No. 38.

                  (13) Addendum No. 7 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company, LLC dated November 1, 1999 with respect to the Core International Equity Fund is incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 38.

                  (14) Addendum No. 8 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company, LLC dated November 1, 1999 with respect to the MidCap Index Fund is incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 38.

                  (15) Form of Addendum No. 9 to the Investment Advisory Agreement between Registrant and Firstar Investment Research & Management Company LLC, with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (d)(15) to Post-Effective Amendment No. 39.

                  (16) Form of Addendum No. 11 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company, LLC with respect to the Aggregate Bond Fund, National Municipal Bond Fund and U.S. Government Income Fund.

            (e)   (1)    Distribution Agreement between Registrant and B.C.
                         Ziegler & Company dated as of January 1, 1995, with respect to Money Market Fund, U.S. Government Money
                         Market Fund, Tax-Exempt Money Market Fund, Growth and
                         Income Fund, Short-Term Bond Market Fund, Special
                         Growth Fund, Bond IMMDEXO Fund, Equity Index Fund,
                         Institutional Money Market Fund, U.S. Treasury Money
                         Market Fund, Balanced Fund, Intermediate Bond Market
                         Fund, Growth Fund (formerly the MidCore Growth Fund),
                         Tax-Exempt Intermediate Bond Fund and International
                         Equity Fund is incorporated by reference to Exhibit
                         (6)(a) to Post-Effective Amendment No. 28.

                  (2) Addendum No. 1 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of January 1, 1995 with respect to the MicroCap Fund is incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 28.

                  (3) Addendum No. 3 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of December 1, 1997 with respect to the Balanced Income Fund is incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 34.

                  (4) Addendum No. 2 to the Distribution Agreement between Registrant and B.C. Ziegler and Company dated as of August 15, 1997 with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (6)(d) to Post-Effective Amendment No. 32.

                  (5) Addendum No. 4 to the Distribution Agreement dated February 26, 1999 between Registrant and B.C. Ziegler & Company with respect to the Series B Shares is incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 38.

                  (6) Addendum No. 5 to the Distribution Agreement between the Registrant and B. C. Ziegler and Company dated November 1, 1999 with respect to the Core International Equity Fund is incorporated by reference to Exhibit
                         (e)(6) to Post-Effective Amendment No. 38.

                  (7) Addendum No. 6 to the Distribution Agreement between the Registrant and B.C. Ziegler and Company dated November 1, 1999 with respect to the MidCap Index Fund is incorporated by reference to Exhibit (e)(7) to Post-Effective Amendment No. 38.

                  (8) Form of Addendum No. 7 to the Distribution Agreement between the Registrant and B.C. Ziegler and Company with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39.

                  (9) Form of Addendum No. 9 to the Distribution Agreement between Registrant and B.C. Ziegler & Company with respect to the Conning Money Market Fund, Ohio Tax-Free Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small-Cap Index Fund and Global Equity Fund.

                  (10) Form of Addendum No. 10 to the Distribution Agreement between Registrant and B.C. Ziegler & Company with respect to Y Shares.


            (f) Deferred Compensation Plan dated September 16, 1994 and Deferred Compensation Agreement between Registrant and its Directors is incorporated by reference to Exhibit
                  (7) to Post-Effective Amendment No. 28.

            (g)   (1)    Custodian Agreement between Registrant and First
                         Wisconsin Trust Company dated July 29, 1988 is incorporated by reference to Exhibit (8)(a) to Post-
                         Effective Amendment No. 28.

                  (2) Letter dated December 28, 1989 with respect to the Custodian Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 28.

                  (3) Revised Mutual Fund Custodial Agent Service Annual Fee Schedule dated March 1, 1997 to the Custodian Agreement with respect to the Money Market Fund, U.S. Government Money Market Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Growth and Income Fund, MidCore Growth Fund, MicroCap Fund, Tax-Exempt Money Market Fund, U.S. Treasury Money Market Fund, Short-Term Bond Market Fund, Tax-Exempt Intermediate Bond Fund, Balanced Fund, Equity Index Fund, Special Growth Fund and International Equity Fund is incorporated by reference to Exhibit (8)(c) to Post-Effective Amendment No. 34.

                  (4) Amendment dated May 1, 1990 to the Custodian Agreement between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (8)(d) to Post-Effective Amendment No. 28.

                  (5) Letter dated April 19, 1991 with respect to the Custodian Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (8)(e) to Post-Effective Amendment No. 28.

                  (6) Letter dated March 27, 1992 with respect to the Custodian Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (8)(f) to Post-Effective Amendment No. 28.

                  (7) Letter dated December 27, 1992 with respect to the Custodian Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth Fund) is incorporated by reference to Exhibit
                         (8)(g) to Post-Effective Amendment No. 28.

                  (8) Letter dated February 5, 1993 with respect to the Custodian Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (8)(h) to Post-Effective Amendment No. 28.

                  (9) Letter Agreement with respect to the Custodian Agreement dated as of September 2, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit No. (8)(i) to Post-Effective Amendment No. 32.

                  (10) Letter Agreement dated August 1, 1995 with respect to the Custodian Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit No. (8)(j) to Post-Effective Amendment No. 28.

                  (11) Letter Agreement with respect to the Custodian Agreement with respect to the Balanced Income Fund dated December 1, 1997 is incorporated by reference to Exhibit (8)(k) to Post-Effective Amendment No. 34.

                  (12) Letter Agreement with respect to the Custodian Agreement with respect to the Emerging Growth Fund dated as of March 1, 1997 is incorporated by reference to Exhibit (8)(l) to Post-Effective Amendment No. 34.

                  (13) Foreign Custodian Monitoring Agreement between Registrant and Firstar Investment Research and Management Company dated June 13, 1997 with respect to the International Equity Fund is incorporated by reference to Exhibit 8(m) to Post-Effective Amendment No. 32.

                  (14) Assignment dated October 1, 1998 of Custodian Agreement between Registrant and Firstar Trust Company, dated as of July 29, 1988 to Firstar Bank Milwaukee, N.A. is incorporated by reference to Exhibit (g)(14) to Post-Effective Amendment No. 36.

                  (15) Letter Agreement dated November 1, 1999 with respect to the Custodian Agreement between the Registrant and Firstar Bank Milwaukee, N. A. with respect to the Core International Equity Fund is incorporated by reference to Exhibit (g)(15) to Post-Effective Amendment No.38.

                  (16) Letter Agreement dated November 1, 1999 with respect to the Custodian Agreement between the Registrant and Firstar Bank Milwaukee, N.A. with respect to the MidCap Index Fund is incorporated by reference to Exhibit
                         (g)(16) to Post-Effective Amendment No. 38.

                  (17) Global Custody Agreement dated November 3, 1999 between Registrant and Chase Manhattan Bank with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (g)(17) to Post-Effective Amendment No. 39.

                  (18) Form of Letter Agreement with respect to the Custodian Agreement between the Registrant and Firstar Bank, N.A., (formerly Firstar Bank Milwaukee, N.A.), with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (g)(18) to Post-Effective Amendment No. 39.

                  (19) Form of Letter Agreement with respect to the Custodian Agreement between Registrant and Firstar Bank, N.A. (formerly Firstar Bank Milwaukee, N.A.) with respect to the Conning Money Market Fund, Ohio Tax-Free Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund,
                         Small-Cap Index Fund and Global Equity Fund.


            (h)   (1)    Co-Administration Agreement Among the Registrant, B.C.
                         Ziegler & Company and Firstar Trust Company dated as of
                         January 1, 1995 is incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 28.

                  (2) Addendum No. 1 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(b) to Post-Effective Amendment No. 28.

                  (3) Addendum No. 3 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company dated as of January 1, 1995 with respect to the Balanced Income Fund is incorporated by reference to Exhibit (9)(c) to Post-Effective Amendment No. 34.

                  (4) Fund Accounting Servicing Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(d) to Post-Effective Amendment No. 28.

                  (5) Letter dated July 29, 1988 with respect to the Fund Accounting Servicing Agreement is incorporated by reference to Exhibit (9)(e) to Post-Effective Amendment No. 28.

                  (6) Letter dated December 28, 1989 with respect to the Fund Accounting Servicing Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (9)(f) to Post-Effective Amendment No. 28.

                  (7) Letter dated April 19, 1991 with respect to the Fund Accounting Servicing Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit
                         (9)(g) to Post-Effective Amendment No. 28.

                  (8) Letter dated March 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit
                         (9)(h) to Post-Effective Amendment No. 28.

                  (9) Letter dated December 27, 1992 with respect to the Fund Accounting Servicing Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth Fund) is incorporated by reference to Exhibit (9)(i) to Post-Effective Amendment No. 28.

                  (10) Letter dated February 5, 1993 with respect to the Fund Accounting Servicing Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (9)(j) to Post-Effective Amendment No. 29.

                  (11) Revised Fund Valuation and Accounting Fee Schedule dated January 1, 2000 to the Fund Accounting Servicing Agreement with respect to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Tax-Exempt Intermediate Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Index Fund, Growth Fund, MidCap Index Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund, Core International Equity Fund and International Equity Fund is incorporated by reference to Exhibit
                         (h)(11) to Post-Effective Amendment No. 38.

                  (12)   Intentionally left blank.

                  (13)   Intentionally left blank.

                  (14) Letter Agreement dated August 1, 1995 with respect to the Fund Accounting Servicing Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(n) to Post-Effective Amendment No. 28.

                  (15) Letter Agreement with respect to the Fund Accounting Servicing Agreement with respect to the Balanced Income Fund dated December 1, 1990 is incorporated by reference to Exhibit (9)(o) to Post-Effective Amendment No. 34.

                  (16) Shareholder Servicing Agent Agreement dated March 23, 1988 between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(p) to Post-Effective Amendment No. 28.

                  (17) Letter dated July 29, 1988 with respect to Shareholder Servicing Agent Agreement is incorporated by reference to Exhibit (9)(q) to Post-Effective Amendment No. 28.

                  (18) Letter dated December 28, 1989 with respect to the Shareholder Servicing Agent Agreement with respect to the Equity Index Fund is incorporated by reference to Exhibit (9)(r) to Post-Effective Amendment No. 28.

                  (19) Letter dated April 23, 1991 with respect to the Shareholder Servicing Agent Agreement with respect to the Institutional Money Market Fund and U.S. Federal Money Market Fund is incorporated by reference to Exhibit (9)(s) to Post-Effective Amendment No. 28.

                  (20) Letter dated March 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Balanced Fund is incorporated by reference to Exhibit (9)(t) to Post-Effective Amendment No. 28.

                  (21) Letter dated December 27, 1992 with respect to the Shareholder Servicing Agent Agreement with respect to the Intermediate Bond Market Fund and Growth Fund (formerly the MidCore Growth Fund) is incorporated by reference to Exhibit (9)(u) to Post-Effective Amendment No. 28.

                  (22) Letter dated February 5, 1993 with respect to the Shareholder Servicing Agent Agreement with respect to the Tax-Exempt Intermediate Bond Fund is incorporated by reference to Exhibit (9)(v) to Post-Effective Amendment No. 29.

                  (23) Letter dated April 26, 1994 with respect to the Shareholder Servicing Agent Agreement with respect to the International Equity Fund is incorporated by reference to Exhibit (9)(w) to Post-Effective Amendment No. 28.

                  (24) Amendment dated May 1, 1990 to the Shareholder Servicing Agent Agreement between Registrant and First Wisconsin Trust Company is incorporated by reference to Exhibit (9)(x) to Post-Effective Amendment No. 28.

                  (25) Letter Agreement dated August 1, 1995 with respect to the Shareholder Servicing Agent Agreement with respect to the MicroCap Fund is incorporated by reference to Exhibit (9)(y) to Post-Effective Amendment No. 28.

                  (26) Letter with respect to Shareholder Servicing Agent Agreement with respect to the Balanced Income Fund dated December 1, 1997 is incorporated by reference to Exhibit (9)(z) to Post-Effective Amendment No. 34.

                  (27) Plan of Reorganization is incorporated by reference to Exhibit (9)(a) to Post-Effective Amendment No. 28.

                  (28) Purchase and Assumption Agreement dated February 22, 1988 is incorporated by reference to Exhibit (9)(ab) to Post-Effective Amendment No. 28.

                  (29) Addendum No. 2 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Trust Company with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (9)(ac) to Post-Effective Amendment No. 32.

                  (30) Letter Agreement with respect to the Fund Accounting Servicing Agreement with respect to the Emerging Growth Fund is incorporated by reference to Exhibit (9)(ad) to Post-Effective Amendment No. 32.

                  (31) Letter Agreement with respect to Shareholder Servicing Agent Agreement with respect to the Emerging Growth Fund dated August 15, 1997 is incorporated by reference to Exhibit (9)(ae) to Post-Effective Amendment No. 34.

                  (32)   Intentionally left blank.

                  (33) License Agreement between Registrant and Firstar Corporation for use of Firstar name is incorporated by reference to Exhibit (9)(ag) to Post-Effective Amendment No. 34.

                  (34) Revised Shareholder Servicing Agent Agreement Fee Schedule dated January 1, 2000 to the Fund Accounting Servicing Agreement with respect to the Money Market

                         Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Intermediate Bond Market Fund, Bond IMMDEX/TM Fund, Tax-Exempt Intermediate Bond Fund, Balanced Income Fund, Balanced Growth Fund, Growth & Income Fund, Equity Index Fund, Growth Fund, MidCap Index Fund, Special Growth Fund, Emerging Growth Fund, MicroCap Fund, Core International Equity Fund and International Equity Fund is incorporated by reference to Exhibit (h)(34) to Post-Effective Amendment No. 38.

                  (35) Internet Access Agreement with Firstar Trust Company, dated April 1998 is incorporated by reference to Exhibit (h)(35) to Post-Effective Amendment No. 35.

                  (36) Order Processing Agreement with M and I Trust Company, dated April 1, 1998 is incorporated by reference to Exhibit (h)(36) to Post-Effective Amendment No. 35.

                  (37) Service Agreement with Jack White and Company, dated May 12, 1998 is incorporated by reference to Exhibit
                         (h)(37) to Post-Effective Amendment No. 35.

                  (38) Service Agreement with National Investors Services Corporation, dated June 1998 is incorporated by reference to Exhibit (h)(38) to Post-Effective Amendment No. 35.

                  (39) Order Processing Agreement with Northern Trust Retirement Consulting, L.L.C., dated February 1, 1998 is incorporated by reference to Exhibit (h)(39) to Post-Effective Amendment No. 36.

                  (40) 403(b) Comprehensive Agreement with Universal Pensions, Inc., dated May 4, 1998 is incorporated by reference to Exhibit (h) (40) to Post-Effective Amendment No. 36.

                  (41) Assignment dated October 1, 1998 of Fund Accounting Servicing Agreement between Registrant and Firstar Trust Company, dated March 23, 1988, to Firstar Mutual Fund Services, LLC. is incorporated by reference to Exhibit (h)(41) to Post-Effective Amendment No. 36.

                  (42) Assignment dated October 1, 1998 of Co-Administration Agreement between Registrant, B.C. Ziegler and Company and Firstar Trust Company, dated January 1, 1995, to Firstar Mutual Fund Services, LLC. is incorporated by reference to Exhibit (h) (42) to Post-Effective Amendment No. 36.

                  (43) Assignment dated October 1, 1998 of the Shareholder Servicing Agent Agreement between Registrant and Firstar Trust Company, dated March 23, 1988, to Firstar Mutual Fund Services, LLC. is incorporated by reference to Exhibit (h)(43) to Post-Effective Amendment No. 36.

                  (44) Confidentiality Agreement dated June 17, 1999 between Charles Schwab & Co., Inc. and Firstar Investment Research and Management Company, LLC is incorporated by reference to Exhibit (h)(44) to Post-Effective Amendment No. 37.

                  (45) Operating Agreement dated June 17, 1999 among Registrant, Charles Schwab & Co., Inc. and Firstar Investment Research and Management Company LLC is incorporated by reference to Exhibit (h)(45) to Post-Effective Amendment No. 37.

                  (46) Retirement Plan Order Processing Amendment to the Operating Agreement dated June 17, 1999 among Registrant, Charles Schwab & Co., Inc., the Charles Schwab Trust Company and Firstar Investment Research and Management Company, LLC is incorporated by reference to Exhibit (h)(46) to Post-Effective Amendment No. 37.

                  (47) Services Agreement dated June 17, 1999 among Registrant, Charles Schwab & Co., Inc. and Firstar Investment Research and Management Company, LLC is incorporated by reference to Exhibit (h)(47) to Post-Effective Amendment No. 37.

                  (48) Addendum No. 4 dated November 1, 1999 to the Co-Administration Agreement among the Registrant, Firstar Investment Research and Management Company, LLC and B.
                         C. Ziegler and Company with respect to the Core International Equity Fund is incorporated by reference to Exhibit (h)(48) to Post-Effective Amendment No. 38.

                  (49) Addendum No. 5 dated November 1, 1999 to the Co-Administration Agreement among the Registrant, Firstar Investment Research and Management Company, LLC, and B.C. Ziegler & Company with respect to the MidCap Index Fund is incorporated by reference to Exhibit (h)(49) to Post-Effective Amendment No. 38.

                  (50) Letter Agreement dated November 1, 1999 regarding Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the Core International

                         Equity Fund is incorporated by reference to Exhibit
                         (h)(50) to Post-Effective Amendment No. 38.

                  (51) Letter Agreement dated November 1, 1999 regarding Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the MidCap Index Fund is incorporated by reference to Exhibit (h)(51) to Post-Effective Amendment No. 38.

                  (52) Letter Agreement dated November 1, 1999 to the Shareholder Servicing Agent Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the Core International Equity Fund is incorporated by reference to Exhibit (h)(52) to Post-Effective Amendment No. 38.

                  (53) Letter Agreement dated November 1, 1999 to the Shareholder Servicing Agent Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the MidCap Index Fund is incorporated by reference to Exhibit (h)(53) to Post-Effective Amendment No. 38.

                  (54) Credit Agreement dated December 29, 1999 for Firstar Funds, Inc. and Mercantile Mutual Funds, Inc. with Chase Manhattan Bank is incorporated by reference to Exhibit (h)(54) to Post-Effective Amendment No. 38.

                  (55) Exchange Agreement dated November 2, 1999 between Registrant and Firstar Corporation Pension Trust with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (h)(55) to Post-Effective Amendment No. 39.

                  (56) Form of Addendum No. 6 to the Co-Administration Agreement among the Registrant, B.C. Ziegler and Company and Firstar Mutual Fund Services, LLC with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (h)(56) to Post-Effective Amendment No. 39.

                  (57) Form of Letter Agreement to the Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC, with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (h)(57) to Post-Effective Amendment No. 39.

                  (58) Form of Letter Agreement to the Shareholder Servicing Agent Agreement between the Registrant and Firstar Mutual Fund Services, LLC, with respect to the Small Cap Aggressive Growth

                         Fund is incorporated by reference to Exhibit (h)(58) to Post-Effective Amendment No. 39.

                  (59) Form of Amendment to Shareholder Servicing Agent Agreement date March 23, 1988 and assigned as of October 1, 1998 with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (h)(59) to Post-Effective Amendment No. 39.

                  (60) Form of Letter Agreement with respect to the Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the Conning Money Market Fund, Ohio Tax-Free Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small-Cap
                         Index Fund and Global Equity Fund.

                  (61) Form of Letter Agreement with respect to the Shareholder Servicing Agent Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the Conning Money Market Fund, Ohio Tax-Free Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Free Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund,
                         Small-Cap Index Fund and Global Equity Fund.

                  (62) Form of Addendum No. 8 to the Co-Administration Agreement among Registrant, Firstar Mutual Fund Services, LLC and B.C. Ziegler & Company with respect to the Conning Money Market Fund, Ohio Tax-Free Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund,
                         Small-Cap Index Fund and Global Equity Fund.

            (j)   (1)    Consent of Drinker Biddle & Reath LLP.

            (k)   None.

            (l)   (1)    Purchase Agreement between Registrant and ALPS
                         Securities, Inc. is incorporated by reference to Exhibit (13)(a) to Post-Effective Amendment No. 29.

                  (2) Purchase Agreement between ALPS Securities, Inc. and Sunstone Financial Group, Inc. is incorporated by reference to Exhibit (13)(b) to Post-Effective Amendment No. 29.

                  (3) Purchase Agreement between Firstar Trust (Wisconsin) and the Registrant relating to startup of Balanced Income Fund is incorporated by reference to Exhibit
                         (13)(c) to Post-Effective Amendment No. 34.

                  (4) Purchase Agreement dated February 26, 1999 between Registrant and B.C. Ziegler & Company with respect to the Series B Shares is incorporated by reference to Exhibit (l)(4) to Post-Effective Amendment No. 38.

                  (5) Purchase Agreement dated November 3, 1999 between Registrant and B.C. Ziegler & Company with respect to the Core International Equity Fund is incorporated by reference to Exhibit (l)(5) to Post-Effective Amendment No. 38.

                  (6) Purchase Agreement dated November 3, 1999 between Registrant and B.C. Ziegler & Company with respect to the MidCap Index Fund is incorporated by reference to Exhibit (l)(6) to Post-Effective Amendment No. 38.

                  (7) Form of Purchase Agreement between Registrant and B.C. Ziegler and Company with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (l)(7) to Post-Effective Amendment No. 39.

                  (8) Form of Purchase Agreement between Registrant and B.C. Ziegler & Company with respect to the Conning Money Market Fund, Ohio Tax-Free Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small-Cap Equity Index Fund, and Global Equity Fund.

                  (9)    Form of Purchase Agreement with respect to Y Shares.

            (m)   (1)    Amended and Restated Distribution and Service Plan and
                         Form of Distribution and Servicing Agreement is incorporated by reference to Exhibit (14)(a) to Post-
                         Effective Amendment No. 30.

                  (2) Distribution and Services Plan for the Retail B Shares is incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 36.

                  (3) Services Plan for the Retail B Shares is incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 36.

                  (4) Form of Amended and Restated 12b-1 Distribution and Service Plan with respect to the Retail B Shares.

                  (5) Form of Amended and Restated Non-12b-1 Service Plan with respect to the Retail B Shares.

                  (6)    Form of Services Plan with respect to the Y Shares.

            (n)   (1)    Intentionally left blank.

                  (2) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System is incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 38.

                  (3) Form of Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Series System is incorporated by reference to Exhibit (n)(3) to Post-Effective Amendment No. 39.

                  (4) Form of Amended and Restated 18f-3 Plan Pursuant to Rule 18f-3 for operation of a Multi-Series System.

            (o)   None.

                  (1) Code of Ethics of the Adviser with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 39.

                  (2) Code of Ethics of Hansberger Global Investors, Inc. as Sub-Adviser to the International Equity Fund with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39.

                  (3) Code of Ethics of The Glenmede Trust Company as Sub-Adviser to the Core International Equity Fund with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 39.

                  (4) Code of Ethics of the Registrant with respect to the Small Cap Aggressive Growth Fund is incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 39.


Item 24.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

          Registrant is controlled by its Board of Directors.

Item 25.  Indemnification
          ---------------

          Article IX of Registrant's Articles of Incorporation, incorporated by reference as Exhibit (a)(1) hereto, provides for the indemnification of Registrant's directors and officers to the full extent permitted by the Wisconsin Business Corporation Law and the Investment Company Act of 1940.

          Article VII of the By-laws of the Registrant, incorporated by reference as Exhibit (b)(1) hereto, provides that officers and directors of the Registrant shall be indemnified by the Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorney's fees) incurred in connection with a legal action, suit or proceeding to the full extent permissible under the Wisconsin Business Corporation Law, the Securities Act of 1933 and the Investment Company Act of 1940.

          In no event will Registrant indemnify any of its directors or officers against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Indemnification of the Registrant, its affiliates, their respective assigns and their respective officers, directors, employees, agents and servants against certain losses is provided for in Section 7.2 of the Internet Access Agreement with Firstar Trust Company incorporated herein by reference as Exhibit
(h)(35).

          Indemnification of the Registrant, its transfer agent/co-administrator, its administrators and their respective affiliates, directors, trustees, officers, employees and agents, and each person who controls them within the meaning of the Securities Act of 1933, against certain losses is provided for in Section 12(a) of the Order Processing Agreement with Marshall & Ilsley Trust Company incorporated herein by reference as Exhibit (h)(36) and
Section 9(a) of the Order Processing Agreement with Northern Trust Retirement Consulting, L.L.C. incorporated herein by reference to Exhibit (h)(39).

          Indemnification of the Registrant, its investment adviser and their affiliates, directors, managers, employees and shareholders against certain losses is provided for in Section 9 of the Service Agreement with Jack White & Company incorporated herein by reference to Exhibit (h)(37).

          Indemnification of the Registrant, its investment adviser and their directors, managers, officers, employees and agents against certain losses is provided for in Section 6(a) of the Service Agreement with National Investors Services Corp. incorporated herein by reference as Exhibit (h)(38).

          Indemnification of the Registrant and its directors, officers, employees and agents against certain losses is provided for in Section 13 of the Retirement Plan Order Processing Amendment to the Operating Agreement with Charles Schwab & Co., Inc. and The Charles Schwab Trust Company incorporated herein by reference to Exhibit (h)(46).

          Indemnification of the Registrant, its investment adviser and their directors, officers, employees and agents against certain losses is provided for in Section 4(a) of the Services Agreement with Charles Schwab and Co., Inc. incorporated herein by reference as Exhibit (h)(47).

          Indemnification of Registrant's principal underwriter, custodians and transfer agents against certain losses is provided for, respectively, in Section
1.9 of the Distribution Agreement, incorporated by reference as Exhibit (e)(1) hereto, Section 11 of the Custodian Agreement, incorporated by reference as Exhibit (g)(1) hereto, and Section 6(c) of the Shareholder Servicing Agent Agreement incorporated by reference as Exhibit (h)(16) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.


Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

          Firstar Investment Research and Management Company, LLC, investment adviser to the Money Market Fund, Institutional Money Market Fund, U.S. Treasury Money Market Fund, U.S. Government Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Bond Market Fund, Growth and Income Fund, Special Growth Fund, Bond IMMDEX/TM Fund, Equity Index Fund, Balanced Growth Fund (formerly the Balanced Fund), Intermediate Bond Market Fund, Growth Fund (formerly the MidCore Growth Fund), Tax-Exempt Intermediate Bond Fund, International Equity Fund, MicroCap Fund, Balanced Income Fund, Core International Equity Fund and MidCap Index Fund is a registered investment adviser under the Investment Advisers Act of 1940.

          To Registrant's knowledge, none of the directors or senior executive officers of Firstar Investment Research and Management Company LLC, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Firstar Investment Research and Management Company LLC also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Firstar Investment Research and Management Company LLC who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


              FIRSTAR INVESTMENT RESEARCH AND MANAGEMENT COMPANY

                   Position with
                   Firstar Investment
                   Research and            Other Business       Type of
Name               Management Company       Connections         Business
----               ------------------      --------------       --------

Robert L. Webster  Director                Executive            Bank
                                           Vice President,
                                           Firstar Bank,
                                           Milwaukee, N.A.
                                           777 E. Wisconsin
                                           Avenue, Milwaukee,
                                           WI 53202

Todd Krieg         Director

Bruce Laning       Director

Marian Zentmyer    Director,
                   Chief Equity
                   Investment Officer

                     Hansberger Global Investors, Inc., a wholly-owned subsidiary of Hansberger, Inc., serves as sub-investment adviser to the International Equity Fund.

                     To Registrant's knowledge, none of the directors or senior executive officers of Hansberger Global Investors, Inc. except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of Hansberger Global Investors, Inc. also hold various positions with, and engage in business for, their respective affiliates. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Hansberger Global Investors, Inc. who are or have been engaged in any other business, profession, vocation or employment of a substantial nature.


                       HANSBERGER GLOBAL INVESTORS, INC.
-------------------------------------------------------------------------------------------
Name and Principal      Position with        Other Business            Type of Business
Business Address        Hansberger Global    Connections and
                        Investors, Inc.      Address<F1>
-------------------------------------------------------------------------------------------
Thomas L. Hansberger    Chairman, CEO,       Director,                 Mutual Fund
                        President, Director  Schroder Korea Fund PLC
                        and Treasurer        33 Gutter Lane
                                             London,
                                             EC2B-A124 8AS
-------------------------------------------------------------------------------------------
                                             Director,                 Mutual Fund
                                             The Bangkok Fund
                                             Bangkok, Thailand
-------------------------------------------------------------------------------------------
                                             Advisory Board Member,    Mutual Fund
                                             The India Fund
                                             India
-------------------------------------------------------------------------------------------
Kimberly Ann Scott      Director,            None
                        Senior Vice
                        President, Chief
                        Administrative
                        Officer, Chief
                        Compliance Officer
                        and Secretary
-------------------------------------------------------------------------------------------
J. Christopher Jackson  Director,            None
                        Senior Vice
                        President, General
                        Counsel and
                        Assistant Secretary
-------------------------------------------------------------------------------------------
James Everett Chaney    Chief Investment     None
                        Officer
-------------------------------------------------------------------------------------------
Lauretta Ann Reeves     Director of          None
                        Research
-------------------------------------------------------------------------------------------
Francisco Jose Alzuru   Managing Director    None
-------------------------------------------------------------------------------------------
Erik Erwin Bieck        Managing Director    None
-------------------------------------------------------------------------------------------
Wesley Edmond Freeman   Managing Director    None
-------------------------------------------------------------------------------------------
Mark Poon               Managing Director    None
-------------------------------------------------------------------------------------------
Vladimir Tyurenkov      Managing Director    None
-------------------------------------------------------------------------------------------
Ajit Dayal              Managing Director    None
-------------------------------------------------------------------------------------------
Aureole Foong           Managing Director    None
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Name and Principal      Position with        Other Business            Type of Business
Business Address        Hansberger Global    Connections and
                        Investors, Inc.      Address<F1>
-------------------------------------------------------------------------------------------
Thomas A. Christenson   Managing Director    None
-------------------------------------------------------------------------------------------

<F1> Address of all individuals: 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, FL
     33301.


     The Glenmede Trust Company serves as sub-investment adviser to the Core International Equity Fund.

     Set forth below is a list of all of the directors, senior officers and those officers primarily responsible for Registrant's affairs and, with respect to each such person, the name and business address of the Company (if any) with which such person has been connected at any time since July 31, 1996, as well as the capacity in which such person was connected.

                            THE GLENMEDE TRUST COMPANY
-------------------------------------------------------------------------------
        DIRECTOR                 ORGANIZATION                AFFILIATION
-------------------------------------------------------------------------------
SUSAN W. CATHERWOOD        The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company of New Jersey
-------------------------------------------------------------------------------
                           PECO Energy                Director
-------------------------------------------------------------------------------
                           University of              Vice Chairman, Board of
                           Pennsylvania               Trustees
-------------------------------------------------------------------------------
                           The World Affairs Council  Member, Board
                           of Philadelphia
-------------------------------------------------------------------------------
                           Monell Chemical Senses     Director
                           Center
-------------------------------------------------------------------------------
                           The Christopher Ludwick    Member, Board of
                           Foundation                 Managers, Vice Chairman
-------------------------------------------------------------------------------
                           Executive Service Corps    Vice Chairman, Board of
                           of the Delaware Valley     Directors
-------------------------------------------------------------------------------
                           Montessori Genesis II      Member, Advisory Board
-------------------------------------------------------------------------------
                           United Way of              Director
                           Southeastern Pennsylvania
-------------------------------------------------------------------------------
                           Thomas Harrison Skelton    Board Member
                           Foundation
-------------------------------------------------------------------------------
                           The Catherwood Foundation  Board Member

-------------------------------------------------------------------------------
JAMES L. KERMES            The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company of New Jersey
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director, Chairman of the
                           Company, N.A               Board
-------------------------------------------------------------------------------
                           Rittenhouse Square         Board Member and Officer
                           Indemnity Ltd.
-------------------------------------------------------------------------------
                           Assoc. for Investment      Committee Member-
                           Mgm't & Research (AIMR)    Performance Presentation
                                                      Standards
-------------------------------------------------------------------------------
                           Elwyn, Inc.                Board Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
THOMAS W. LANGFITT, M.D.   The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           General Motors Medical     Chairman
                           Committee on Automotive
                           Safety
-------------------------------------------------------------------------------
                           University of              Board of Trustees
                           Pennsylvania Medical
                           Center
-------------------------------------------------------------------------------
                           Greater Philadelphia       Member
                           Urban Affairs Coalition
-------------------------------------------------------------------------------
                           The Philadelphia Public
                           School/Business
                           Partnership   for Reform
                           Governing Board
-------------------------------------------------------------------------------
                           Secretary's Advisory       Member
                           Committee on Infant
                           Mortality Department of
                           Health and Human Services
-------------------------------------------------------------------------------
                           Institute of Medicine      Member
-------------------------------------------------------------------------------
                           American Philosophical     Member
                           Society
-------------------------------------------------------------------------------
                           Community College of       Director
                           Philadelphia
-------------------------------------------------------------------------------
                           Nat'l Museum of American   Trustee
                           History Smithsonian
                           Institution
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ARTHUR E. PEW, III         The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           Manitou Island             Member, Board of
                           Association (White Bear    Directors
                           Lake, MN)
-------------------------------------------------------------------------------
                           Minnesota Transportation   Member, Board of Trustees
                           Museum, Inc. (Mpls, MN)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           Museum of Transport.       Chairman, Board of
                           Development Corp.(St.      Directors
                           Paul, MN)
-------------------------------------------------------------------------------
                           Osceola & St. Croix        Member, Board of
                           Valley Railway (Osceola,   Directors
                           WI)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
G. THOMPSON PEW, JR.       The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           The Glenmede Fund, Inc.    Director/Trustee
-------------------------------------------------------------------------------
                           The Glenmede Portfolios    Director/Trustee
-------------------------------------------------------------------------------
                           The Glenmede Equity Fund   Advisory Board Member
-------------------------------------------------------------------------------
                           Opera Company of           Vice President and Board
                           Philadelphia               Member, Executive
                                                      Committee
-------------------------------------------------------------------------------
                           Philadelphia Charity       Board Member, Past
                           Ball, Inc.                 President
-------------------------------------------------------------------------------
                           Philadelphia Zoo           Committee Member
                           "Zoobilee"
-------------------------------------------------------------------------------
                           Academy of Music           AOM Committee, Board
                           Philadelphia, Inc.
-------------------------------------------------------------------------------
                           (SEA) Sea Education        Board Member
                           Association
-------------------------------------------------------------------------------
                           Corinthian Historical      President, Board Member
                           Foundation
-------------------------------------------------------------------------------
                           Devon Horse Show           Trophy Committee Member
-------------------------------------------------------------------------------
                           Corinthian Yacht Club      Committee Member
-------------------------------------------------------------------------------
                           American Health Care       Director
                           (China)
-------------------------------------------------------------------------------
                           Benchmark School           Chairperson, Annual
                                                      Giving
-------------------------------------------------------------------------------
                           Special Opportunities      Board Member
                           Group (Guilder Assoc.)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
J. HOWARD PEW, II          The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
J. N. PEW, III             The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
J. N. PEW, IV, M.D.        The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company of New Jersey
-------------------------------------------------------------------------------
                           Joseph N. Pew, IV, M.D.,   President
                           PC
-------------------------------------------------------------------------------
                           Flying Hills Self          President
                           Storage, Inc.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           American Red Cross, Berks  Director
                           County
-------------------------------------------------------------------------------
                           French & Pickering Creek   Director
                           Conservation Trust, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
R. ANDERSON PEW            The Glenmede Corporation   Director, Chairman of the
                                                      Board
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company, N.A.
-------------------------------------------------------------------------------
                           Sun Company, Inc.          Director
-------------------------------------------------------------------------------
                           Academy of Music           Member, AOM Committee
                           Philadelphia, Inc.
-------------------------------------------------------------------------------
                           Aircraft Owners and        Chairman of the Board
                           Pilots Association
-------------------------------------------------------------------------------
                           AOPA Air Safety            Chairman, Board of
                           Foundation                 Trustees
-------------------------------------------------------------------------------
                           Bryn Mawr College          Vice Chairman, Board of
                                                      Trustees
-------------------------------------------------------------------------------
                           The Children's Hospital    Vice Chairman, Board of
                           of Philadelphia            Trustees
-------------------------------------------------------------------------------
                           The Curtis Institute of    Member, Board of Trustees
                           Music
-------------------------------------------------------------------------------
                           The Jackson Laboratory     Member, Corporation Board
                                                      of Trustees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RICHARD F. PEW             The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           Yellowstone Center for     Director
                           Mountain Environments
-------------------------------------------------------------------------------
                           Mountain Research Center,  Director
                           Montana State University
-------------------------------------------------------------------------------
                           Teton Science School;      Director
                           Kelly, Wyoming
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
REBECCA W. RIMEL           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           Deutsche Banc Alex. Brown  Director
                           Flag Investors Funds
-------------------------------------------------------------------------------
                           - Deutsche Banc Alex Brown
                             Cash Reserve Fund
-------------------------------------------------------------------------------
                           - Communications Income
                             Fund Inc.
-------------------------------------------------------------------------------
                           - Real Estate Securities
                             Fund Inc.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           - Equity Partners Fund
                             Inc.
-------------------------------------------------------------------------------
                           - Emerging Growth Fund
                             Inc.
-------------------------------------------------------------------------------
                           - Short-Intermediate
                             Income Fund Inc.
-------------------------------------------------------------------------------
                           - Value Builder Fund Inc.
-------------------------------------------------------------------------------
                           University of Virginia     Campaign Executive
                                                      Committee, UVA Alumni
                                                      Association Board of
                                                      Managers
-------------------------------------------------------------------------------
                           Thomas Jefferson Memorial  Board of Directors
                           Foundation (Monticello)
-------------------------------------------------------------------------------
                           Gilder Lehrman Institute   Advisory Board
                           of American History
-------------------------------------------------------------------------------
                           Council on Foundations     Board of Directors,
                                                      Robert W. Scrivner Award
                                                      Selection Committee
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ROBERT G. WILLIAMS         The Glenmede Trust         Director, Chairman of the
                           Company                    Board
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company of New Jersey
-------------------------------------------------------------------------------
                           Coriell Institute for      Trustee, Chairman
                           Medical Research           Investment Committee
-------------------------------------------------------------------------------
                           Elizabeth Haddon Housing   President / Director
                           Corp (affordable housing)
-------------------------------------------------------------------------------
                           Estaugh Corporation (aka   President / Trustee
                           Medford Leas)
-------------------------------------------------------------------------------
                           Upland Corp.               President
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ETHEL BENSON WISTER        The Glenmede Corporation   Director
-------------------------------------------------------------------------------
                           The Glenmede Trust         Director
                           Company
-------------------------------------------------------------------------------
                           Academy of Music           Committee Member
                           Philadelphia, Inc.
-------------------------------------------------------------------------------
                           Concerto Soloists          Arts Award 1997 Recipient
                           Orchestra
-------------------------------------------------------------------------------
                           Scheie Eye Institute -     Recipient, Guest of Honor
                           Department of              Award 1998 - Scheie
                           Ophthalmology University   Odyssey Ball
                           of Pennsylvania
-------------------------------------------------------------------------------
                           Philadelphia Television    Board Member
                           Network, Inc.
-------------------------------------------------------------------------------

                               NAME AND PRINCIPAL

Item 27.  Principal Underwriter
          ---------------------

          (a) B.C. Ziegler & Company ("B.C. Ziegler"), the Registrant's current principal underwriter, serves as principal underwriter of the shares of the Principal Preservation Funds, American Tax-Exempt Bond Trust, Series 1 (and subsequent series); Ziegler U.S. Government Securities Trust, Series 1 (and subsequent series); American Income Trust, Series 1 (and subsequent series); Ziegler Money Market Trust; and The Insured American Tax-Exempt Bond Trust, Series 1 (and subsequent series).

          (b) To the best of Registrant's knowledge, the directors and executive officers of B.C. Ziegler & Company are as follows:

--------------------------------------------------------------------------
                                                         Positions and
Name and Principal            Position and Offices with  Offices with
Business Address              B. C. Ziegler              Registrant
--------------------------------------------------------------------------
Peter D. Ziegler              Chairman, President,       None
                              Chief Executive Officer
                              and Director
--------------------------------------------------------------------------
S. Charles O'Meara            Senior Vice President and
                              General Counsel,
                              Corporate Secretary and
                              Director
--------------------------------------------------------------------------
D. A. Wallestad               Senior Vice President -    None
                              Acquisition
                              Chief Financial Officer
                              and Director
--------------------------------------------------------------------------
Donald A. Carlson, Jr.        Senior Vice President      None
--------------------------------------------------------------------------
J.C. Wagner                   Senior Vice                None
                              President -
                              Retail Sales and Director
--------------------------------------------------------------------------
Michael P. Doyle              Senior Vice President -    None
                              Retail Operations
--------------------------------------------------------------------------
Ronald N. Spears              Senior Vice President      None
--------------------------------------------------------------------------
Jeffrey C. Vredenbregt        Vice President,            None
                              Treasurer, Controller and
                              Director
--------------------------------------------------------------------------
Charles G. Stevens            Vice President -           None
                              Marketing Director
--------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                         Positions and
Name and Principal            Position and Offices with  Offices with
Business Address              B. C. Ziegler              Registrant
--------------------------------------------------------------------------
Jack H. Downer                Vice President -           None
                              MIS Director
--------------------------------------------------------------------------
Robert J. Tuszynski           Senior Vice President      None
--------------------------------------------------------------------------
Gerry Aman                    Vice President -           None
                              Insurance
--------------------------------------------------------------------------
Sheila K. Hittman             Vice President -           None
                              Personnel
--------------------------------------------------------------------------
Robert J. Johnson             Vice President -           None
                              Compliance
--------------------------------------------------------------------------
James M. Bushman              Vice President -           None
                              Recruiting and Training
                              Coordinator
--------------------------------------------------------------------------
Lay C. Rosenheimer            Vice President - Bond      None
                              Sales Control
--------------------------------------------------------------------------
Darrell P. Frank              Vice President - Director  None
                              of Strategic Change
--------------------------------------------------------------------------
M.L. McBain                   Vice President -           None
                              Equity Securities
--------------------------------------------------------------------------
James L. Brendemuehl          Vice President - Managed   None
                              Products
--------------------------------------------------------------------------
Ronald C. Strzok              Senior Vice President -    None
                              Administration
--------------------------------------------------------------------------
Roxanne Dalnodar              Vice President -           None
                              Operations
--------------------------------------------------------------------------
Kathleen A. Lochen            Assistant Secretary        None
--------------------------------------------------------------------------
The address of each of the foregoing is 215 North Main Street, West
Bend, Wisconsin 53095, (414) 334-5521.
--------------------------------------------------------------------------


          (c) None.

Item 28.  Location of Accounts and Records
          --------------------------------

      (1) Firstar Mutual Fund Services LLC, 615 E. Michigan Street, Milwaukee, WI 53202 (records relating to its function as custodian, transfer agent, fund accounting servicing agent, shareholder servicing agent and co-administrator).

      (2) Firstar Investment Research and Management Company, LLC, Firstar Center, 777 E. Wisconsin Avenue, Suite 800, Milwaukee, WI 53202 (records relating to its function as investment adviser).

      (3) Hansberger Global Investors, Inc., 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, FL 33301 (records relating to its function as sub-investment adviser for the International Equity Fund).

      (4) B.C. Ziegler & Company, 215 North Main Street, West Bend, Wisconsin 53095-3348 (records relating to its functions as distributor and co-administrator).

      (5) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Articles of Incorporation, By-laws and Minute Books).

      (6) The Chase Manhattan Bank, 4 Chase Metro Tech Center, Brooklyn, NY 11245, ATTN: Global Investor Services, Investment Management Group (records relating to its function as foreign subcustodian).

      (7) The Glenmede Trust Company, One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, PA 19103 (records relating to its function as sub-investment adviser for the Core International Equity Fund).


Item 29.  Management Services
          -------------------

          None.

Item 30   Undertakings
          ------------


          None.

                                  SIGNATURES
                                  ------------


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 40 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and the State of Wisconsin, on the 7th day of June, 2000.

                         FIRSTAR FUNDS, INC.
                         Registrant


                         By: /s/Bruce R. Laning
                           --------------------------------
                              Bruce R. Laning
                              Director, President & Treasurer

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 40 to the Registration Statement of the Registrant has been signed by the following persons in the capacities and on the dates indicated:

     Signature             Title                       Date
     ---------             -----                       ----

<F1>James M. Wade          Chairman and            June 7, 2000
----------------------
 (James M. Wade)           Director

/s/Bruce R. Laning         Director,               June 7, 2000
---------------------
 Bruce R. Laning           President, Treasurer

<F1>Richard Riederer       Director                June 7, 2000
----------------------
(Richard Riederer)

<F1>Jerry Remmel           Director                June 7, 2000
----------------------
 (Jerry Remmel)

<F1>Glen R. Bomberger      Director                June 7, 2000
----------------------
 (Glen R. Bomberger)

<F1>Charles R. Roy         Director                June 7, 2000
----------------------
 (Charles R. Roy)

<F1>Bronson J. Haase       Director                June 7, 2000
----------------------
 (Bronson J. Haase)

<F1>By: /s/ Bruce R. Laning                        June 7, 2000
----------------------
    Bruce R. Laning
    Attorney-in-fact

                              POWER OF ATTORNEY
                              ------------------



          Glen R. Bomberger, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     February 22, 2000             /s/Glen R. Bomberger
                                        ---------------------
                                        Glen R. Bomberger

                              POWER OF ATTORNEY
                              -----------------



          James M. Wade, whose signature appears below, does hereby constitute and appoint Bruce R. Laning and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



Date:     February 22, 2000             /s/James M. Wade
                                        -------------------
                                        James M. Wade

                              POWER OF ATTORNEY
                              -----------------



          Richard K. Riederer, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     February 22, 2000             /s/Richard K. Riederer
                                        ------------------------
                                        Richard K. Riederer

                              POWER OF ATTORNEY
                              -----------------



          Jerry Remmel, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.



Date:     February 22, 2000             /s/Jerry Remmel
                                        -----------------
                                        Jerry Remmel

                              POWER OF ATTORNEY
                              -----------------



          Bruce R. Laning, whose signature appears below, does hereby constitute and appoint James M. Wade and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.


Date:     February 22, 2000             /s/Bruce R. Laning
                                        --------------------
                                        Bruce R. Laning

                              POWER OF ATTORNEY
                              -----------------



          Charles R. Roy, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any of them, shall do or cause to be done by virtue hereof.

Date:     February 22, 2000             /s/Charles R. Roy
                                        -------------------
                                        Charles R. Roy

                              POWER OF ATTORNEY
                              -----------------



          Bronson J. Haase, whose signature appears below, does hereby constitute and appoint James M. Wade, Bruce R. Laning and W. Bruce McConnel, III, and each and any of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or each and any of them, may deem necessary or advisable or which may be required to enable Firstar Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Company's Registration Statement under the said Acts, and any and all amendments (including post-effective amendments) thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company said Registration Statement and any and all such amendments thereto that are filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or each and any one of them, shall do or cause to be done by virtue hereof.


Date:  February 22, 2000                /s/Bronson J. Haase
                                        ----------------------
                                        Bronson J. Haase

                              FIRSTAR FUNDS, INC.

                           CERTIFICATE OF SECRETARY


     The following resolution was duly adopted by the Board of Directors of Firstar Funds, Inc. on June 1, 2000 and remains in effect on the date hereof:


          FURTHER RESOLVED, that the directors and officers of the Company who may be required to execute any amendments to the Registration Statement of the Company be, and each of them hereby is, authorized to execute a Power of Attorney appointing James M. Wade, Bruce R. Laning and W. Bruce McConnel, and each and any of them, their true and lawful attorney or attorneys, to execute in their name, place and stead, in their capacity as director or officer, or both, of the Company any and all amendments to said Registration Statement, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and each and any of said attorneys shall have the power to act thereunder with or without the other said attorney and shall have full power of substitution and resubstitution; and each and any of said attorneys shall have full power and authority to do in the name and on behalf of said directors and officers, or any or all of them, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as each of said directors or officers, or any or all of them, might or could do in person, said acts of said attorneys, or each and any of them, being hereby ratified and approved.


                                   FIRSTAR FUNDS, INC.




                              By:  /s/ W. Bruce McConnel, III
                                   ----------------------
                                   W. Bruce McConnel, III
                                   Secretary


Dated: June 7, 2000

                                 EXHIBIT INDEX



EXHIBIT NO.         ITEM
-----------         ----

(a)(18) Form of Amendment No. 17 to Articles of Incorporation with respect to the Aggregate Bond Fund, National Municipal Bond Fund and U.S. Government Income Fund.

(a)(19) Form of Amendment No. 18 to Articles of Incorporation with respect to Y Shares.

(d)(16) Form of Addendum No. 11 to the Investment Advisory Agreement between Registrant and Firstar Investment Research and Management Company, LLC with respect to the Aggregate Bond Fund, National Municipal Bond Fund and U.S. Government Income Fund.

(e)(9) Form of Addendum No. 9 to the Distribution Agreement between registrant and B.C. Ziegler & Company with respect to the Conning Money Market Fund, Ohio Tax-Free Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small-Cap Index Fund and Global Equity Fund.

(e)(10) Form of Addendum No. 10 to the Distribution Agreement between Registrant and B.C. Ziegler & Company with respect to Y Shares.

(g)(19) Form of Letter Agreement with respect to the Custodian Agreement between Registrant and Firstar Bank, N.A. (formerly Firstar Bank Milwaukee, N.A.) with respect to the Conning Money Market Fund, Ohio Tax-Free Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small-Cap Index Fund and Global Equity Fund.

(h)(60) Form of Letter Agreement with respect to the Fund Accounting Servicing Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the Conning Money Market Fund, Ohio Tax-Free Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small-Cap Index Fund and Global Equity Fund.

(h)(61) Form of Letter Agreement with respect to the Shareholder Servicing Agent Agreement between Registrant and Firstar Mutual Fund Services, LLC with respect to the Conning Money Market Fund, Ohio Tax-Free Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Free Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small-Cap Index Fund and Global Equity Fund.

(h)(62) Form of Addendum No. 8 to the Co-Administration Agreement among Registrant, Firstar Mutual Fund Services, LLC and B.C. Ziegler & Company with respect to the Conning Money Market Fund, Ohio Tax-Free Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small-Cap Index Fund and Global Equity Fund.

(j)(1)         Consent of Drinker Biddle & Reath LLP.

(l)(8) Form of Purchase Agreement between Registrant and B.C. Ziegler & Company with respect to the Conning Money Market Fund, Ohio Tax-Free Money Market Fund, Aggregate Bond Fund, National Municipal Bond Fund, Missouri Tax-Exempt Bond Fund, U.S. Government Income Fund, Strategic Income Fund, Equity Income Fund, Relative Value Fund, Large Cap Growth Fund, Science & Technology Fund, REIT Fund, Small-Cap Index Fund, and Global Equity Fund.

(l)(9)         Form of Purchase Agreement with respect to Y Shares.

(m)(4) Form of Amended and Restated 12b-1 Distribution and Services Plan with respect to the Retail B Shares.

(m)(5) Form of Amended and Restated Non-12b-1 Services Plan with respect to the Retail B Shares.

(m)(6)         Form of Services Plan with respect to the Y Shares.

(n)(4) Form of Amended and Restated 18f-3 Plan Pursuant to Rule 18f-3 for operation of a Multi-Series System.